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

               =================================================================
               COMPLETE APPRAISAL
               OF REAL PROPERTY

               Portion of Market Square at North DeKalb Mall
               Southwest Quadrant Lawrenceville Highway and North Druid Hills Road
               DeKalb County, Metropolitan Atlanta, Georgia


               =================================================================

               IN A SELF-CONTAINED REPORT

               As of April 18, 1996

               Cadillac Fairview U.S., Inc.
               20 Queen Street West
               Fourth Floor
               Toronto, Ontario M5H 3R4

               Cushman & Wakefield of Georgia, Inc.
               Valuation Advisory Services
               3300 One Atlantic Center
               1201 West Peachtree Street
               Atlanta, Georgia 30309

Cushman & Wakefield of Georgia, Inc.
3300 One Atlantic
120 West Peachtree Street
Atlanta, GA 30309
(404) 875-1000

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)


April 23, 1996


Mr. John MacDonald
Cadillac Fairview U.S., Inc.
20 Queen Street West
Fourth Floor
Toronto, Ontario M5H 3R4

Re:  Complete Appraisal of Real Property
     Portion of Market Square at North DeKalb Mall
     Southwest Quadrant Lawrenceville Highway and North Druid Hills Road DeKalb County, Metropolitan Atlanta, Georgia

Dear Mr. MacDonald:

     In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield of Georgia, Inc. is pleased to transmit our self-contained appraisal report estimating the market value of the leased fee estate in the referenced property. For the purposes of brevity, we will refer to this property throughout this report as Market Square or Market Square Mall.

     The value opinion reported below is qualified by certain assumptions, limiting conditions, certifications, and definitions, which are set forth in the report. We particularly call to your attention those unusual limiting conditions dealing with the reciprocal operating agreements with Rich's and Mervyn's.

     This report was prepared for Cadillac Fairview and is intended only for its specified use. It may not be distributed to or relied upon by other persons or entities without written permission of Cushman & Wakefield of Georgia, Inc.

     The property was inspected by and the report was prepared by Luten L. Teate, MAI under the supervision of Douglas Holowink.

Mr John MacDonald
Cadillac Fairview U.S., Inc.
April 23, 1996
Page 2

     Based on our complete appraisal as defined by the Uniform Standards of Professional Appraisal Practice, we have formed an opinion that the market value of the leased fee estate in the referenced property, subject to the assumptions, limiting conditions, certifications, and definitions, as of April 18, 1969, was:

                            SEVENTEEN MILLION DOLLARS
                                  $17,000,000

     This letter is invalid as an opinion of value if detached from the report, which contains the text, exhibits, and an Addenda.


Respectfully submitted,

Cushman & Wakefield Of Georgia, Inc.

/s/ Luten L. Teate
Luten L. Teate, MAI
State Certified Appraiser No. 001389


/s/ Douglas Holowink
Douglas Holowink
Reviewed and Approved


/krh

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   SUMMARY OF SALIENT FACTS AND CONCLUSIONS
================================================================================

Property Name:                     Portion of Market Square at North DeKalb Mall
Location:                          Southwest Quadrant Lawrenceville Highway and
                                   North Druid Hills Road, DeKalb County,
                                   Georgia

General Overview:

                                   o    The appraised property is a portion of
                                        an attractive, single level, enclosed
                                        center of about 630,830 square feet. It
                                        was built in 1966 and its last major
                                        expansion/renovation was in 1986. The
                                        principal tenants are Rich's, Mervyn's,
                                        and Stein Mart having an aggregate of
                                        312,045 square feet.

                                   o    We are appraising only 358,878 square
                                        feet of Market Square which includes the shop space, Stein Mart (40,093 SF), and a vacant anchor store which contains about 75,000 SF.

                                   o    At the time of our inspection, about
                                        153,150 SF or 42.7% of the appraised GLA were vacant and unleased.

                                   o    In November 1996, AMC Theatres will
                                        lease about 62,500 SF which will consist of a portion of the vacant anchor store, the mall's current vacant 17,500 SF theatre space and about 6,100 SF of common area. This change will increase total GLA owned to about 364,978 SF. A comparison of the GLA before and after the AMC theatre opens is shown in the charts below.

Assessor's Parcel Number:          18-100-02-005 and 18-100-02-050

Interest Appraised:                Leased Fee Estate

Date of Value:                     April 18, 1996

Date of Inspection:                April 18, 1996

Ownership:                         CF-H North DeKalb Center, Ltd.

Land Area:                         54+/- acres (per tax plat)

Current Property Assessment        $26,191,500 (1996)

Current Property Taxes:            $372,763 (1995)

Zoning:                            C-1, Local Commercial District

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
================================================================================

Highest and Best Use
  If Vacant:                       Retail Power Center or similar type
                                   development

  As Improved:                     Continued operation as a regional mall

Improvements
  Type: Portion of a regional mall. The appraised property includes in-line stores and two of four anchor stores. (Vacant Phar-Mor and Stein Mart.)

  Year Built:                      1966; major expansion/renovation in 1986

  Type of Construction:            Steel frame, masonry exterior walls

  Gross Leasable Area:             As of the date of our appraisal the GLA was:

                                   =============================================
                                           Breakdown of Owned Area-4/96
                                   ---------------------------------------------
                                   Tenant Type        GLA (sf)            %

                                   Anchors            115,093           32.1%
                                   Shops              243,785           67.9%
                                                      -------
                                   Total              358,878          100.0%
                                   =============================================

As of November, 1996 when the AMC theatre opens the GLA of the portion of the mall being appraised will be:

                                   =============================================
                                          Breakdown of Owned Area-11/96
                                   ---------------------------------------------
                                   Tenant Type        GLA (sf)            %

                                   Anchors            102,593           28.1%
                                   Shops              262,385           71.9%
                                                      -------
                                   Total              364,978          100.0%
                                   =============================================

Operating Data and Forecasts
  Current Occupancy:               75.1% of owned area; 66.6% of shop space
  Forecasted Stabilized Occupancy: 70%+/- of shops (< 25,000 SF)

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
================================================================================

Summary of Income and Expense Information:

================================================================================
                                                                        Per SF
                                                    Total               of GLA
================================================================================
Income
   1993                                           $5,266,930            $14.70
   1994                                           $5,185,276            $14.47
   1995                                           $4,948,704            $13.81
   1996 Budget                                    $4,607,104            $12.86
   Forecast 1996                                  $4,296,300            $11.99
--------------------------------------------------------------------------------

Operating Expenses
   1993                                           $2,889,630            $ 8.06
   1994                                           $2,952,497            $ 8.24
   1995                                           $2,831,152            $ 7.90
   1996 Budget                                    $2,769,663            $ 7.73
   Forecast 1996                                  $2,723,800            $ 7.60
================================================================================
Net Income 1996 Estimate                          $1,572,500            $ 4.39
================================================================================

Value Indicators - As of Date of Stabilized
Occupancy
  Sales Comparison Approach:
    Value Per Square Foot:                  $14,400,000 to $17,900,000
    NOI/SF:                                 $14,000,000 to $16,100,000
  Indicated Value:                          $16,000,000
  Income Approach-Direct Capitalization
    Current Occupancy:                      66.6% of shop space
    Stabilized Vacancy Rate:                30% of shop space
    Effective Gross Income:                 $4,922,976 (Second Year)
    Net Operating Income:                   $2,049,478 (Second Year)
    Overall Capitalization Rate:            11.5%
  Indicated Value:                          $ $17,000,000 (After AMC free rent)

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
================================================================================

Income Approach-Discounted Cash Flow Analysis
    Market Rental Growth Rate:                  Varies from 0 to 2.0%
    Expense Growth Rate:                        3.5%
    Forecast Date of
      Stabilized Occupancy:                     November, 1996%
    Forecasted Credit Loss:                     2.0%
    Reversion Year Capitalization Rate          12.25%
    Transaction Costs in Reversion Sale:        2.5%
    Discount Rate:                              12.25%
    Implicit First Year Capitalization Rate:    10.8%
  Indicated Value:                              $ 16,900,000
Value Conclusion:                               $17,000,000
  Value Per Square Foot:                        $47.37 (Based on 358,878 SF of
                                                Gross Rentable Area)
  Implicit Capitalization Rate:                 11.5% (Based on year two net
                                                income.)
Value Estimate "As Is":                         $17,000,000
Exposure Time Implicit
  In Market Value Estimate:                     12 months or less

Special Assumptions Affecting Valuation:

1. We did not measure the improvements but relied on the GLA shown in the rent roll provided by management. The tenant areas, shown in the rent roll provided by management, were cross-checked against selected leases/lease briefs.

2. We reviewed a representative sample of leases and compared their terms to the rent roll for its accuracy. We found it to be reasonably accurate based on these checks and assume that the remainder of the rent roll has the same level of accuracy.

3. We inspected a representative sample of the retail spaces and we believe that the spaces we inspected are representative of all of the space as to overall quality and condition except where otherwise noted.

4. We did not observe any hazardous materials during our inspection. The appraiser has no knowledge of the existence of such materials on or in the property. The appraiser, however, is not qualified to detect such substances. The presence of substances such as asbestos, urea-formaldehyde foam insulation, or other potentially hazardous materials may have an affect on the value of the property. The value estimate is predicated on the assumption that there is no such materials on or in the property that would cause a loss in value. No responsibility is assumed for any such conditions, or for any expertise or engineering knowledge required to discover them. The client is urged to retain an expert in this field to make this determination.

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
================================================================================

5. The forecasts or projections included in this report are utilized to assist in the valuation process and are based upon current market conditions, anticipated short term supply and demand factors, as well as an improving economy. These forecasts are therefore subject to changes in future conditions which cannot be accurately predicated by the appraiser and could affect the future income and/or value forecasts.

6. We did not inspect the roof of the building or make a detailed inspection of the mechanical systems. The appraisers are not qualified to warrant the adequacy or mechanical condition of these components. The client is urged to retain an expert in this field.

7. During 1990, the Americans With Disabilities Act (ADA) was passed by Congress. This is Civil Rights legislation which, among other things, provides for equal access to public placed for disabled persons. it applied to existing structures as of January 1992 and new construction as of January 1993. Virtually all landlords of commercial facilities and tenants engaged in business that serve the public have compliance obligations under this law. While we are not experts in this field, our understanding of the law is that it is broad-based, and most existing commercial facilities are not in full compliance because they were designed and built prior to enactment of the law. We noticed no additional "readily achievable barrier removal" problems but we recommend a compliance study be performed by qualified personnel to determine the extent of non-compliance and cost to cure.

     We understand that, for an existing structure like the subject, compliance can be accomplished in stages as all or portions of the building are periodically renovated. The maximum required cost associated with compliance-related changes is 20 percent of total renovation cost. A prudent owner would likely include compliance-related changes in periodic future common area and tenant area retrofit. We considered this in our future projections of capital expenditures and retrofit allowance costs to the landlord.

     At this time, most buyers do not appear to be reflecting future ADA compliance costs for existing structures in their overall rate or price per square foot decisions. This is recent legislation and many market participants are not yet fully aware of its consequences. We believe that over the next one to two years, it will become more of a value consideration. It is important to realize that ADA is a Civil Rights law, not a building code. Its intent is to allow disabled persons to participate fully in society and not intended to cause undue hardship for tenants or building owners.

8. During our interviews with mall management, we were informed that there were no remaining vacant outparcels, or excess land, except a parcel which extends into the Peachtree Creek flood plain. We spoke with DeKalb County Zoning personnel who expressed the opinion that the issuance of a building permit to construct in the flood plain was highly improbable. Therefore, we have not valued any outparcels.

9. Please refer to the complete list of assumptions and limiting conditions included at the end of this report.

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
================================================================================

Negative Influences:

     The following were taken into consideration in our appraisal:

o This property is considered a "displaced" mall because there are several newer, larger, and more upscale malls within a twenty minute drive of the property. The latest shoppers survey shows that many of the inhabitants of the trade area that want more variety or higher quality merchandise than is offered at Market Square Mall. As result many of them will routinely by pass Market Square to shop at a more distant but larger/more upscale mall.

o Vacant anchor store: The recently signed lease with AMC Theaters will take part of this space, but about 36,100 square feet will remain vacant. Until it is leased to a strong, well known tenant or tenants, it is a risk factor.

o The major tenant (Rich's) has a reciprocal operating agreement with the mall owner that will expire in late 1996. Market Square's leasing/management personnel suggested that they are interested in extending the agreement with Rich's but not enough to pay a large extension bonus to Rich's to get them to sign so negotiations are not making much progress. An argument could be made that Rich's would not leave at the expiration of the agreement if sales were high enough. However, Rich's does not have to report sales volumes to the mall owner. The mall manager has discussed sales volumes with the Rich's manager and stated that this store has above average sales/SF. While this is a positive sign, it is not the same as reported sales. We nor an investor has any way of knowing whether Rich's will renew the agreement or even remain in the mall after 1996.

o A second anchor tenant (Mervyn's) has a reciprocal operating agreement with the mall owner that will expire in late 2000. Market Square's leasing/management personnel suggested that they are interested in extending the agreement with Mervyn's but not enough to pay a large extension bonus to get Mervyn's to extend so negotiations are not making much progress. An argument could be made that Mervyn's would not leave at the expiration of the agreement if sales were high enough. However, Mervyn's also does not have to report sales volumes to the mall owner. The mall manager has discussed sales volumes with the Mervyn's manager and stated that this store has improving sales/SF. While this is a positive sign, it is not the same as reported sales. We nor an investor has any way of knowing whether Mervyn's will renew the agreement or even remain in the mall after 2000.

o Existing shop leases totaling 52,581 square feet expired over the first two years of the assumed holding period. These tenants may not renew, or may only sign short term leases. These expiring leases equate to about 22 percent of existing shop space.

o    Rents at this mall are considered below average.

o Sales volume of shop tenants have declined over the last year and have exhibited weak growth in recent years.

o The location has circuitous access to I-285, the closest interstate highway. This limits this mall's regional draw.

o This mall presents a barrier to entry for competing properties, but not a strong barrier.

o Nine spaces representing about 9.2 percent of the shop space is occupied by "temporary" tenants on short term leases, at low rental rates, no percentage rent clauses, and some of them pay no recoveries.

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
================================================================================

o This property does not have the proper merchandise mix of tenants to adequately capture demand from the trade area's more affluent shopper.

o There are now a number of tenants paying percentage rent only due to the low occupancy levels. Many of these tenants are also "temporary" tenants.

Favorable Influences:

o Well known anchor tenants that are reasonably well matched to the demographics of the trade area.

o Demographics of the trade area are above average for the Atlanta metropolitan area.

o A lease has been signed with AMC Theatres to open a 16 screen facility in this mall in late 1996. This operator is well known in the area. The traffic generated by this tenant may make it easier for the management company to lease vacant space in Market Square Mall and at higher rates than have recently been achieved. However, there is no way to accurately assess the contribution from this lease at this time.

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          TABLE OF CONTENTS
================================================================================

                                                                            Page

PHOTOGRAPHS OF SUBJECT PROPERTY ..........................................     1
INTRODUCTION .............................................................     6
     Identification of Property ..........................................     6
     Property Ownership and Recent History ...............................     6
     Purpose and Intended Use of the Appraisal ...........................     6
     Extent of the Appraisal Process .....................................     6
     Date of Value and Property Inspection ...............................     7
     Property Rights Appraised ...........................................     7
     Definitions of Value, Interest Appraised, and Other Pertinent Terms .     7
     Legal Description ...................................................     8
REGIONAL ANALYSIS ........................................................    10
NEIGHBORHOOD ANALYSIS ....................................................    18
RETAIL MARKET ANALYSIS ...................................................    20
PROPERTY DESCRIPTION .....................................................    53
     Site Description ....................................................    53
     Improvements Description ............................................    55
REAL PROPERTY TAXES AND ASSESSMENTS ......................................    58
ZONING ...................................................................    60
HIGHEST AND BEST USE .....................................................    61
     Highest and Best Use of Site As Though Vacant .......................    61
VALUATION PROCESS ........................................................    63
SALES COMPARISON APPROACH ................................................    65
INCOME APPROACH ..........................................................    71
RECONCILIATION AND FINAL VALUE ESTIMATE ..................................   103
ASSUMPTIONS AND LIMITING CONDITIONS ......................................   104
CERTIFICATION OF APPRAISAL ...............................................   106

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Table of Contents
================================================================================

ADDENDA ..................................................................   107

Exhibit A  Recent Leases at Market Square
Exhibit B  Recent Sales Volume at Subject
Exhibit C  Rent Roll
Exhibit D  Expiration Summary
Exhibit E  Lease Brief
Exhibit F  Neighborhood Photographs
Exhibit G  Professional Qualifications of Appraiser

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                            PHOTOGRAPHS OF SUBJECT PROPERTY
================================================================================




                               (GRAPHIC OMITTED)

                                  [PHOTOGRAPH]


                                TYPICAL ENTRANCE






                               (GRAPHIC OMITTED)

                                  [PHOTOGRAPH]


                          VACANT, FORMER PHAR-MOR STORE
                    (PORTION TO BE OCCUPIED BY AMC THEATERS)

================================================================================

                               (GRAPHIC OMITTED)

                                  [PHOTOGRAPH]


                               RICH'S ANCHOR STORE
                             (NOT PART OF APPRAISAL)





                               (GRAPHIC OMITTED)

                                  [PHOTOGRAPH]


                        FREE STANDING RICH'S TIRE CENTER
                             (NOT PART OF APPRAISAL)

================================================================================

                                            Photographs of Subject Property
================================================================================


                               (GRAPHIC OMITTED)

                                  [PHOTOGRAPH]


                        EXTERIOR OF MERVYN'S ANCHOR STORE
                             (Not part of appraisal)





                               (GRAPHIC OMITTED)

                                  [PHOTOGRAPH]
                                Typical Interior


================================================================================

                                            Photographs of Subject Property
================================================================================


                               (GRAPHIC OMITTED)

                                  [PHOTOGRAPH]


                                Typical Interior





                               (GRAPHIC OMITTED)

                                  [PHOTOGRAPH]
                                Vacant Shop Space

================================================================================

                                            Photographs of Subject Property
================================================================================


                               (GRAPHIC OMITTED)

                                  [PHOTOGRAPH]


                                   Food Court





                               (GRAPHIC OMITTED)

                                  [PHOTOGRAPH]


                         Future Entrance of AMC Theaters


================================================================================

                                                               INTRODUCTION
================================================================================

Identification of Property

     The subject property is a 358,878+/- square foot portion of Market Square at North DeKalb regional mall. Throughout this report, we will refer to this property by the shorter name, Market Square. This appraisal is includes:

o    a Stein Mart anchor store

o    a vacant anchor store formerly occupied by Phar-Mor and

o    the in-line mall space

     The appraisal does not include the two anchor stores occupied by Rich's and Mervyn's. The portion of the mall being appraised is situated on about 54 acres (per tax plot), located in the southwest quadrant of Lawrenceville Highway and North Druid Hills Road, in unincorporated DeKalb County, metropolitan Atlanta, Georgia. The property is identified by DeKalb County Tax Parcels: 8-100-02-005 and 18-00-02-050.

Property Ownership and Recent History

     The property is in the name of CF-H North DeKalb Center, Ltd. and has not been the subject of a sale, offering, contract or options for the last three years. Occupancy of shop space has ranged from about 54 percent to 78 percent since December 1988 and has exhibited a declining trend. Shop sales were about $20 per square foot in 1995, a decline from 1994.

Purpose and Intended Use of the Appraisal

     The purpose of this appraisal is to estimate the market value of a leased fee estate on April 18, 1996. The appraisal is to be used to establish asset value for portfolio monitoring purposes.

Extent of the Appraisal Process

     In the process of preparing this appraisal, we:

     o Inspected the exterior of the buildings and site improvements and a representative sample of shops with Ron Duguay the property manager.

     o Interviewed Mr. Duguay of the property management company, Cadillac Fairview.

     o Reviewed leasing policy, concessions, tenant build-out allowances, and history of recent occupancy with the leasing manager, Ms. Jeanne Morrison.

     o Reviewed a detailed history of income and expense and a budget forecast for 1996 including the budget for planned capital expenditures.

     o Conducted market research of occupancies, asking rents, concessions and operating expenses at competing shopping centers which involved interviews with on-site managers and a review of our own data base from previous appraisal files.

     o Prepared an estimate of stabilized income and expense (for capitalization purposes).

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Introduction
================================================================================

     o Conducted market inquiries into recent sales of similar shopping centers to ascertain sales price per square foot, effective gross income multipliers and capitalization rates. This process involved telephone interviews with sellers, buyers and/or participating brokers.

     o    Prepared Sales Comparison and Income Approaches to value.

Date of Value and Property Inspection

     The date of value is April 18, 1996 which is also the date of our last inspection.

Property Rights Appraised

     We have appraised a leased fee estate.

Definitions of Value, Interest Appraised, and Other Pertinent Terms

     The definition of market value taken from the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation, is as follows:

     The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

     1.   Buyer and seller are typically motivated;

     2. Both parties are well informed or well advised, and acting in what they consider their own best interests;

     3.   A reasonable time is allowed for exposure in the open market;

     4. Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

     5. The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Introduction
================================================================================

     Exposure Time

     Under Paragraph 3 of the Definition of Market Value, the value estimate presumes that "A reasonable time is allowed for exposure in the open market". Exposure time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market value on the effective date of the appraisal. Exposure time is presumed to precede the effective date of the appraisal.

     Based on our findings, we estimate exposure time to be 12 months or less.

     The following definitions of pertinent terms are taken from the Dictionary of Real Estate Appraisal, Third Edition (1993), published by the Appraisal Institute.

     Leased Fee Estate

     An ownership interest held by a landlord with the rights of use and occupancy conveyed by lease to others. The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease.

     Market Rent

     The rental income that a property would most probably command on the open market, indicated by the current rents paid and asked for comparable space as of the date of appraisal.

     Cash Equivalent

     A price expressed in terms of cash, as distinguished from a price expressed totally or partly in terms of the face amounts of notes or other securities that cannot be sold at their face amounts.

     Market Value As Is on Appraisal Date

     The value of specific ownership rights to an identified parcel of real estate as of the effective date of the appraisal; related to what physically exists and is legally permissible and excludes ail assumptions concerning hypothetical market conditions or possible rezoning.

     Legal Description

     We were not provided with a legal description of the appraised property. We refer the reader to the site map which is located in a later section of this report.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Metropolitan Atlanta Area Map


                                [GRAPHIC OMITTED]

                                     [MAP]

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                       ROCKEFELLER GROUP COMPANY

                                                          REGIONAL ANALYSIS
================================================================================

Introduction

     The market value of real property is indirectly influenced by the economic, political, physical and social characteristics of the overall economic region of which it is a part. Factors in the local/regional economy that might have a bearing on the value of the subject include:

                               Geographic location
                                Employment trends
                            Transportation linkages
                              Major employee trends
                                Population trends
                            Economic characteristics

Definition of the Region

o The Atlanta Region consists of 18 counties. The subject is in DeKalb County. Reference is made to the previous regional map.

o Atlanta is the largest incorporated area in the Atlanta Region. The city limits of Atlanta is located mostly within Fulton County, but there is a small section extending into neighboring DeKalb County.

o    The subject is not in the Atlanta city limits.

Overview of the Atlanta Region

o Atlanta is a major financial and corporate center for the entire southeastern United States. Its relatively low cost of living, mild climate, excellent transportation facilities, and a variety of educational and recreational facilities have contributed to its attractiveness as a place to live.

o The metropolitan area has been successful at attracting corporate relocations to the area. It also continues to be the city of choice for many start-up companies in a variety of service and manufacturing industries.

o Atlanta was the site of the 1994 Super Bowl and is now preparing to host the 1996 Summer Olympic Games.

Overview of Atlanta Real Estate Market

     During the first half of the current decade, the primary objective of many players in the Atlanta commercial real estate market was survival as the metro area struggled through the effects of the national recession which also effected most major markets throughout the United States. The survivors now appear to be enjoying an Atlanta marketplace that has strongly recovered. The primary sectors of the commercial real market: office, industrial, apartments, and retail all experienced an oversupply during the 1980s. However, during the first part of the decade, demand exceeded additions to supply and, as a result, both occupancies and rents have increased. Now, available, quality space is difficult to find.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Regional Analysis
================================================================================

     A number of factors have contributed to the Atlanta commercial real estate market's resurgence:

o    The recovery of the nation's economy.

o Activity generated by the upcoming 1996 Olympic Games to be held in Atlanta.

o The mature and well-developed metropolitan transportation infrastructure which includes:

o    The strategic location at the junction of three interstate highways

o Hartsfield International Airport which is one of the nation's busiest and has just completed a $305 million concourse to service international air traffic.

o The Metropolitan Atlanta Rapid Transit Authority (MARTA) rail system which was established in 1988 and now connects the downtown business area and the airport to suburban office and residential locations.

o Diverse job base anchored by services, retail trade, government and manufacturing employment.

     The above factors are market fundamentals that do not completely insulate the Atlanta area from periodic slumps in the national economy but generally serve to mitigate their effects. This diversification has also proved to be attractive to many real estate investors over time. A number of recent surveys have chosen Atlanta as one of the more popular business and residential locations in the United States.

Population

o During the early to mid-1970s, the City of Atlanta experienced substantial out-migration of population to the suburban areas, creating dramatic new suburban residential and commercial retail development. The primary directions of growth were northwest and northeast into the suburban counties of Cobb, Gwinnett and DeKalb.

o While the population of the metropolitan area was increasing rapidly, the City of Atlanta actually showed a 14.0 percent population decrease during the decade of the 1970s.

o Since 1980, the city's population has stabilized and may have even increased slightly. The suburban development trend has continued with many outlying areas now offering their own infrastructures.

     The demographic statistics and estimates were prepared by Equifax National Decision Systems (ENDS):

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Regional Analysis
================================================================================

o In 1980, Atlanta's SMSA population stood at 2,233,325-about 40.9 percent of the State's. By 1996, 16 years later, Atlanta's population had increased
     56.9 percent to an estimated 3,503,622. The State's population has grown only 34.5 percent during this same time period, consequently, Atlanta's share of state population had increased to 47.9 percent by 1996. A population increase for the SMSA through 2001 to about 3,941,898 is forecast. The estimated change in the SMSA's population between 1996 and 2000 equates to a compound annual growth rate of about 2.4 percent. By comparison, the State of Georgia's population is expected to grow at a compound annual rate of only about 1.8 percent over the same time period.

o The color map, on a following page, shows the metropolitan Atlanta area and graphically depicts the forecast near-term population growth throughout this area. It shows that Equifax National Decision Systems is forecasting low to moderate levels of growth over the next five years for the subject area.

Households

     Growth in households is more important to a retail property than growth in population because households have been found to be the primary demand generators for retail goods. It is particularly important in this appraisal because the property being appraised is a retail property. Growth in population may not always represent growth in the number of people in the age bracket that typically purchases retail goods. However, growth in households usually does. Some key statistics and estimates are:

o In 1996, there were estimated to be 1,349,992 households in metropolitan Atlanta. This represents an aggregate increase of about 71 percent over 1980 or a compound rate of about 3.4 percent per annum. By comparison, in the State of Georgia, household growth has been at a compound annual rate of only about 2.5 percent over the same time period.

o Between 1996 and 2001, a continuation of this trend is forecasted when metropolitan Atlanta is expected to contain nearly 1,349,992 households. On a following page is a graphic representation of the forecasted household growth for the Atlanta metropolitan area for the next five years. Note the areas of high forecasted growth, one of them is in the general area of the subject.

Income

     Metropolitan Atlanta is considered a high income area because income levels tend to be above state averages. The following chart shows the comparison.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Regional Analysis
================================================================================


================================================================================
                     Atlanta SMSA and Georgia State Incomes
================================================================================
Incomes                                                    Metro         State
                                                          Area 1996      1996
                                                          Estimate      Estimate
================================================================================
Median Household Income                                    $45,249      $34,773
Average Household Income                                   $58,973      $47,776
--------------------------------------------------------------------------------
SOURCE: Equifax National Decision Systems, Inc.
================================================================================

     The previous chart shows that estimated 1995 incomes for Metropolitan Atlanta are generally 20 to 30 percent higher than for the state as a whole.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

ATLANTA METROPOLITAN AREA MAP


                                [GRAPHIC OMITTED]

                  [MAP SHOWING POPULATION % GROWTH 1995-2000]

ATLANTA METROPOLITAN AREA


                                [GRAPHIC OMITTED]

                   [MAP SHOWING HOUSEHOLD % GROWTH 1995-2000]

                                                          Regional Analysis
================================================================================

Economic Base and General Conditions

     The composition of Atlanta's labor force is diverse and not dominated by manufacturing or any one industry group. The trade and services sectors of the economy employ about 55% of the work force in the metropolitan area

o    The labor force has grown by about 16 percent since 1990.

o The March 1996 unemployment rate for the SMSA was about 3.8 percent which is lower than the 4.5 percent for the state. This is the latest figure as of this writing.

o The unemployment rate for the Atlanta area has consistently been lower than experienced by the state as a whole since 1990.

o Job growth during the latter part of the 1980s exhibited a declining trend and was negative in 1991. However, since 1991, this trend has reversed. In 1993-1995, job growth was estimated at 85,300, and 96,800 and 77,900, respectively. The Georgia State University Forecasting Unit expects the economy to create slower but still impressive levels of job growth in 1996 of about 76,000.

Retail Sales

     The table below summarizes retail sales growth for the Atlanta SMSA and, provides a comparison to the State as a whole over the period 1985 through 1994.

================================================================================
                             Retail Sales (in $000)
================================================================================
Year                                           Atlanta SMSA            State of
                                                                        Georgia
================================================================================
1985                                            $17,418,814         $34,100,266
1994                                            $32,090,797         $60,877,014
Compound Annual Growth                                 7.0%                6.7%
Rate
--------------------------------------------------------------------------------
Source: Sales and Marketing Management
        Survey of Buying Power, 1986 & 1995
================================================================================

     From the data above, we see that sales have increased at an annual compound rate of about 7.0 percent in the Atlanta SMSA, versus 6.7 percent for the State as a whole over the nine year period examined. This is a positive factor for the Atlanta area.

Directions of Growth

     Generally considered to be in the I-75 and I-85 corridors north of I-285. Reference is made to the previous map.

     The subject property is not situated in one of the primary directions of growth for the metropolitan area.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

Conclusion

     Atlanta has seen a resurgence in job growth, approaching the experience of the mid 1980s. This, along with other factors, has translated into a healthy demand for industrial, retail and office space. The overall improvement of the Atlanta economy, together with the upcoming Olympic Games in 1996, have fed to improvements in all segments of demand.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      NEIGHBORHOOD ANALYSIS
================================================================================

Introduction

     Market Square is located in established, suburban area of Metropolitan Atlanta, generally known as Decatur. (While the City limits of Decatur do not extend to encompass this center of the immediate area, it is locally regarded as part of the Decatur community.) Decatur is one of many small incorporated municipalities which were engulfed by Atlanta's suburban sprawl which has been taking place since the 1950s. Decatur has limited industrial and office development and is primarily a bedroom community for the major employment centers located elsewhere in metro Atlanta. The map on the previous page shows Market Square's location within the Metropolitan Atlanta area and its proximity to Decatur.

Commercial Development

     The primary commercial-retail area of Decatur is located along Scott Boulevard (also known as Lawrenceville Highway, from the subject mall eastward), and south to Church Street. Market Square is at the northeastern edge of this commercial node. Commercial development includes automobile dealerships, strip retail centers, free-standing retail establishments, restaurants, and this mall. The most recent significant commercial development in the area is a Home Depot Store, on US 29, just north east of Market Square. It opened in late 1994. Home Depot has demonstrated ability to attract high volumes of consumers and probably has enhanced the overall draw of this shopping district. However, the benefit to other retailers is limited as Home Depot typically is not a catalyst for cross-shopping in a retail district.

     This area, from a commercial-retail prospective, is best described as a community shopping district. While it is relatively stable, it is unlikely that it will further develop because most commercial sites in the area are built-out and because a much larger, and more dominant retail district is centered on Northlake Mall, approximately 2 to 3 miles northeast of Market Square.

     Industrial development in the area is limited to a relatively small industrial district located approximately one to two miles south-southwest of Market Square. The existence of this industrial district does not appear to negatively impact residential development in the area, except for those subdivisions which abut the district.

     Nearby Emory University is a stabilizing influence creating sustained demand for upscale housing for faculty and multi-family housing for students. The neighborhoods which are heavily populated by the faculty and staff of Emory University and many multi-family developments which house Emory students are included in the primary market area for the subject property and the university provides support for retail activity.

Residential Development

     Residential development in the neighborhood includes traditional single family subdivisions, condominium developments and rental apartments. Over the last several years, homes in Decatur became the choice of many urban professionals and young families as an alternative to distant suburbs. At present, neighborhoods located in a northern crescent around Market Square were constructed mostly in the 1950s and 1960s and are now experiencing revitalization. The lure of these neighborhoods is a close in location near Emory. The

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      Neighborhood Analysis
================================================================================

unincorporated   areas  of  DeKalb   have  lower  real  estate  tax  rates  than
neighborhoods within Decatur's city limits.

Transportation

     The reader is referenced to the previous area map which will aid in this overview of the street patterns. The area has a well-developed street infrastructure. Stone Mountain Freeway starts in front of Market Square and intersects Interstate 285, Atlanta's perimeter highway, approximately one mile or so to the east of Market Square. It is a limited access, divided, 4 lane artery that provides high speed local service between residential and commercial nodes along its route through the northeastern portion of the metro area U.S. Highway 29 extends from Peachtree Street, in Atlanta's CBD, eastward and northeastward through Decatur and on to outlying suburbs. U.S. Highway 29 is known along its route as Ponce de Leon Avenue, Scott Boulevard, and Lawrenceville Highway and is the primary east-west artery serving the area. Other major surface streets serving the area include North Druid Hills Road and Clairmont Road. These streets extend in a generally north or northwestward direction from Decatur to Interstate 85 and Atlanta's north central suburbs.

     Metropolitan Atlanta has a light rail commuter system known as MARTA which operates north/south and east/west lines. The east line extends through Decatur, with rail stations located downtown and near a community known as Avondale Estates. Market Square does not measurably benefit from this rail service, as the closest station is located roughly three miles to the south. Bus service to the mall is available, however.

Outlook for the Near-term

     This is an established suburban area of Metropolitan Atlanta which is stabilized by the influence of Emory University and by an influx of urban professionals seeking close-in, affordable housing. Residential areas appear stable and neighborhoods are experiencing revitalization as relatively affluent urban professionals purchase and renovate older single family homes. Commercial development is relatively stable. The overall draw of the district has been enhanced by the Home Depot store, just north of Market Square. (Please refer to the Retail Market Analysis for a discussion of population and income in the area.) While stable, we do not foresee any significant near term growth.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     RETAIL MARKET ANALYSIS
================================================================================

Trade Area Overview

     A retail center's trade area contains people who are likely to patronize that particular retail center. These customers are drawn by a given class of goods and services from a particular tenant mix. A center's fundamental drawing power comes from the strength of the anchor tenants as well as the regional and local tenants which complement and support the anchors. A successful combination of these elements creates a destination for customers seeking a variety of goods and services while enjoying the comfort and convenience of an integrated shopping environment.

     The subject can be described as a regional shopping center.

     A regional shopping center(1) provides for extensive variety of goods including a wide selection of general merchandise, apparel, and home furnishings as well as a variety of services and recreational facilities. The major occupants of a regional center include a least one, but no more than two, full line department stores. Each full-line department store generally has an area of not less than 75,000+/- square feet. In many instances, the department stores are physically a part of the center but are independently owned. In theory, its typical size for definitive purposes is 450,000 square feet of gross leasable area; it practice it may range from 300,000 to 850,000 square feet. The regional center is the second largest type of shopping center. As such, it provides services typical of a business district yet not as extensive of those of the super regional center.

     In order to define and analyze the market potential for the Market Square Mall, it is important to first establish the boundaries of the trade area from which the subject will draw its customers. In some cases, defining the trade area may be complicated by the existence of other retail facilities on main thoroughfares within trade areas that are not clearly defined or whose trade areas overlap with that of the subject.

     The subject, together with the Northlake and South DeKalb malls, is one of three regional malls located in DeKalb County. Lenox Square and Phipps Plaza, located in neighboring Fulton County, are within a 7 mile radius (25 minute drive) of Market Square and its primary competitors. With the exception of South DeKalb Mall, the competitive centers are larger and more upscale than Market Square. They offer a wider variety of merchandise and price points than Market Square. Northlake Mall is the closest competitor to Market Square (3 miles away). Its superior location, tenant mix and appearance have effectively made Market Square a displaced mall. The shoppers survey that we reviewed suggested that many shoppers in the trade area routinely bypass Market Square to shop at one of the more distant but larger/more upscale properties that are mentioned above. More details about Northlake Mall and the other competitors will be provided later in the report.

----------
(1) Urban Land Institute Dollars and Cents of Shopping Centers- 1995

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Retail Market Analysis
================================================================================

     Finally, there are a limited number of large strip centers anchored by supermarkets and specialty stores in the immediate area. While some cross-shopping does occur, these stores act more as a draw to the area, creating an image for the area as an established shopping district and generating more retail traffic to the area than would exist in their absence. We recognize and mention these stores and centers to the extent that they provide a complete understanding of the area's retail structure.

     Once the trade area is defined, the area's demographics and economic profile can be analyzed. This will provide key insight into the area's dynamics as it relates to the subject. The sources of economic and demographic data for the trade are analysis are as follows: Equifax National Decision Systems (ENDS), Sales and Marketing Management's Survey of Buying Power, The Urban Land Institutes Dollars and Cents of Shopping Centers (1995), CACI, The Sourcebook of County Demographics, and The Census of Retail Trade - 1992 . The subject's primary and effective trade areas, profiled by Equifax Decision Systems, were defined based on the results of a customer survey conducted by Urban Retail Properties, Co., which included polling the mall's customers to determine the zip code of the primary residence. While the survey is somewhat dated (late 1993/early 1994), in our opinion the trade areas as defined have remained unchanged.

Area

     Traditionally, a retail center's sales are principally generated from within its primary trade area, which is typically within reasonably close geographic proximity to the center itself Generally, between 55 and 65 percent of a centers sales are generated within its primary trade area. The secondary trade area generally refers to more outlying areas which provide less frequent customers to the center. Residents within the secondary trade area would be more likely to shop closer to home due to time and travel constraints. Typically, an additional 20 to 25 percent of a center's sales will be generated from within the secondary area. The tertiary or peripheral trade area refers to more distant areas from which occasional customers to the mall reside. These residents may be drawn to the center by a particular service or store which is not found locally. Industry experience shows that between 10 and 15 percent of a centers sales are derived from customers residing outside of the trade area. This potential is commonly referred to as inflow.

     Before the trade area can be defined, it is necessary that we thoroughly review the retail market and the competitive structure of the general marketplace, with consideration given as to the subject's position therein. Subsequent to our discussion of the area's retail structure, a profile of the department stores which anchor the subject is presented in order to fully acquaint the reader with its overall market position therein.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Retail Market Analysis
================================================================================

Retail Structure

     In order to examine the subject property in its proper context, we must first examine the nature of the competition. With respect to regional mall competition, the subject appears to be weakly positioned. Although Market Square is at an intersection of a multi-lane, limited access road it is not proximate to an interstate. This limits its regional access. As mentioned, Northlake, Lenox Square, and Phipps Plaza Malls are all within a 25 minute drive of Market Square. Their superior size, tenant mix and appearance routinely draw shoppers from the Market Square trade area. Northlake Mall is Market Square's primary competitor because of its proximity.

Competition

     The following table identifies the larger alternative retail properties in the area that have overlapping trade areas with that of the subject.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Retail Market Analysis
================================================================================


===========================================================================================================
                                 Competitive Retail Shopping Centers
===========================================================================================================
                                         Year
Map                                     Opened/                                               Distance from
Key         Center/Location            Renovated        Total GLA      Anchor Stores             Subject
===========================================================================================================
  S        Market Square Mall          1965/1986         635,473          Mervyn's
         2050 Lawrenceville Hwy.                                           Rich's
              Decatur, GA                                                SteinMart
                                                                        AMC Theatres
-----------------------------------------------------------------------------------------------------------
  1          Northlake Mall            1971/1987         990,000          JC Penney              3 miles
        Lavista & Briarcliff Rd.                                           Macy's
               Atlanta, GA                                                Parisian
                                                                            Sears
-----------------------------------------------------------------------------------------------------------
  2         South DeKalb Mall          1970              697,000          JC Penney             10 miles
              72 S. DeKalb                                                 Rich's
               Decatur, GA
-----------------------------------------------------------------------------------------------------------
  3           Lenox Square             1959            1,381,000           Macy's                6 miles
           3393 Peachtree Rd.                                           Neiman Marcus
               Atlanta, GA                                                 Rich's
-----------------------------------------------------------------------------------------------------------
  4           Phipps Plaza             1968/1994         823,000        AMC Theatres             6 miles
         3500 Peachtree Road NE                                         Lord & Taylor
               Atlanta, GA                                                Parisian
                                                                      Saks Fifth Avenue
===========================================================================================================
         Total                                         4,526,473
===========================================================================================================
Source:         Shopping Center Directory - 1995
===========================================================================================================


================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Retail Market Analysis
================================================================================

Subject Retail Center

Name:                                      Market Square Mall

Location:                                  2050 Lawrenceville Hwy.
                                           Decatur, Georgia

Owner: The Cadillac Fairview Corporation

Distance and Time from Subject:            NA

Year Opened:                               1965

Year(s) Expanded/Renovated                 1986

Total GLA:                                 636,800+/- SF (Upon AMC opening)

Mall GLA:                                  261,885+/- SF

Mall Shop Ratio:                           41% *

Anchor Tenants:                            Mervyn's                    75,200 SF
                                           Rich's                     196,752 SF
                                           SteinMart                   40,093 SF
                                           AMC*                        62,900 SF
                                                                       ------
                                           Total Anchor GLA           374,945 SF
                                           * AMC Theatre to open 11/96

Number of Mall Shops:                      90+/-

Occupancy (Mall GLA):                      71.3+/-% (Includes Stein Mart space)

Average Market Rent (Mall GLA):            $14+/-/SF

Land Area:                                 70+/-AC

Parking/Ratio
    Existing:                              3,774: 5.9 spaces per 1,000 SF of GLA

Demographics:                              Primary Market Population:    559,700

                                           Average Household Income:     $48,159
Retail Sales:                              $201/SF - 1995

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Retail Market Analysis
================================================================================

Comments: A junior anchor store of 36,100+/- SF, the balance of a former anchor store located adjacent to the cinema, is currently available. It is being actively marketed to entertainment type users.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Retail Market Analysis
================================================================================

Competitive Retail Center No. 1

Name:                                    Northlake Mall
Location:                                Lavista & Briarcliff Rd.
                                         Atlanta, Georgia
Owner: Corporate Property Investors
Distance and Time from Subject:          3+/- miles south
                                         (10+/- minute drive time)
Year Opened:                             1971
Year(s) Expanded/Renovated:              1987 & 1994
Total GLA:                               1,124,142+/- SF
Mall GLA:                                467,055+/- SF
Mall Shop Ratio:                         42%
Anchor Tenants:                          JC Penney                   173,574 SF
                                         Macy's                      181,766 SF
                                         Parisian                    103,597 SF
                                         Sears                       198,150 SF
                                                                     -----------
                                         Total Anchor GLA:           657,087 SF

Number of Mall Shops:                    80+/-
Occupancy (Mall GLA):                    96%
Average Rent (Mall GLA):                 $30+/- SF

Land Area:                               64+/- AC
Parking/Ratio:                           5,000+/- cars; 4.5 per 1,000+/- SF GLA
Demographics:                            Primary Market Population: 350,000
                                         Average Household Income: $42.000

Retail Sales:                            $280/SF (per Shopping Center Directory)

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Retail Market Analysis
================================================================================

Comments: Enclosed, two level, regional mall in an accessible location. Proximity to an interchange of I-285 provides regional access. Mix of anchors and shops is broad based and provides a strong regional draw. The appearance of the improvements is above average. This center has four well known anchor stores; Parisian has recently been added. The shops include many of the national chains most often found in more upscale malls. Nearby land uses are a mixture of residential, commercial and ancillary retail. The demographics of the area surrounding this property are considered above average for the metropolitan area.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Retail Market Analysis
================================================================================

Competitive Retail Center No. 2
Name:                                        South DeKalb Mall
Location:                                    72 S. DeKalb
                                             Decatur, Georgia
Owner:                                       The Rouse Company
Distance and Time from Subject:              10+/- miles southeast
                                             (20+/- minute drive time)
Year Opened:                                 1970
Year(s) Expanded/Renovated:                  NA
Total GLA:                                   697,000+/- SF
Mall GLA:                                    341,660+/- SF
Mall Shop Ratio:                             50%
Anchor Tenants:                              JC Penney                181,766 SF
                                             Rich's                   173.574 SF
                                                                      ----------
                                             Total Anchor GLA:        355,340 SF
Number of Mall Shops                         120
Occupancy (Mall GLA):                        87+/-%
Average Rent (Mall GLA):                     $14-$22
Land Area:                                   52 acres

Parking/Ratio:                               4,613+/- cars; 6.61 per 1,000+/- SF
Demographics:                                Primary Market Population:  487,400
                                             Average Household Income:   $38,000
Retail Sales:                                $185/SF

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Retail Market Analysis
================================================================================

Comments: Enclosed, single level mall that has a dated appearance. Proximity to an interstate interchange provides regional access. However, the tenant mix is not strong enough to provide a strong regional draw. There are only two anchors, both of which are well known national operators that target middle to lower middle income customers. The shop tenant mix targets a similar customer base. There are an above average number of temporary, local, service oriented, and office type tenants for a regional mall. Nearby land uses are a mixture of residential, low-rise service/commercial, and strip or free-standing retail buildings. The demographics of the area surrounding this property are weaker than is found in areas surrounding Atlanta's more upscale regional malls.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Retail Market Analysis
================================================================================

Competitive Retail Center No. 3

Name:                                    Lenox Square
Location:                                3393 Peachtree Rd.
                                         Atlanta, Georgia
Owner:                                   Corporate Prop. Investors
Distance and Time from Subject:          6+/- miles northwest
                                         (25+/- minute drive time)
Year Opened:                             1959
Year(s) Expanded/Renovated:              Various
Total GLA:                               1,381,000+/- SF
Mall GLA:                                604,000+/- SF
Mall Shop Ratio:                         44%
Anchor Tenants:                          Macy's                       275,000 SF
                                         Neiman Marcus                120,000 SF
                                         Rich's                       382.000 SF
                                                                      ----------
                                         Total Anchor GLA:            777,000 SF
Number of Mall Shops                     212+/-
Occupancy (Mall GLA):                    94%
Average Rent (Mall GLA):                 $35/SF
Land Area:                               63+/- AC
Parking/Ratio:                           7,000+/- cars; 5+/- per 1,000+/- SF
Demographics:                            Primary Market Population:      700,000
                                         Average Household Income:       $65,000
Retail Sales:                            $550/SF

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Retail Market Analysis
================================================================================

Comments: Atlanta's oldest but one of its most upscale malls, offering a strong anchor alignment which includes Neiman Marcus, as well as a diverse mall shop tenant base ranging from upscale retailers Ann Taylor, Burberrys and Louis Vitton to the Gap and Limited concepts. Together with the nearby Phipps Plaza, anchored by Lord & Taylor, Parisian and Saks Fifth Avenue, Lenox Square provides formidable draw for shoppers throughout the metro area.

Surrounding area densely developed with upscale office, hotel and ancillary retail, as well as some of Atlanta's higher income single family residential areas.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Retail Market Analysis
================================================================================
Competitive Retail Center No. 4

Name:                                    Phipps Plaza

Location:                                3500 Peachtree Rd.
                                         Atlanta, Georgia

Owner:                                   Equitable Real Estate Investment
                                         Management, Inc.

Distance and Time from Subject:          6+/- miles west
                                         (25+/- minute drive time)

Year Opened:                             1968

Year(s) Expanded/Renovated:              1992

Total GLA:                               823,000+/- SF

Mall GLA:                                331,136+/- SF

Mall Shop Ratio:                         40%

Anchor Tenants:                          AMC Theatres                  53,689 SF
                                         Lord & Taylor                148,998 SF
                                         Parisian                     165,382 SF
                                         Rich's                       123.795 SF
                                                                      ----------
                                         Total Anchor GLA:            491,864 SF

Number of Mall Shops                     110+/-

Occupancy (Mall GLA):                    90%

Average Rent (Mall GLA):                 $35-$40/SF

Land Area:                               22+/- AC

Parking/Ratio:                           4,100+/- cars; 5+/- per 1,000+/- SF

Demographics:                            Primary Market Population:      700,000
                                         Average Household Income:       $65,000

Retail Sales:                            $400/SF (estimated)

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Retail Market Analysis
================================================================================

Comments: Arguably the metro area's most upscale mall, offering a strong anchor alignment which includes Parisian, Lord & Taylor and Saks Fifth Avenue, as well as notably upscale mall shop tenant base which includes designers Prada, Jil Sander, Dolce & Gabbana and Gianne Versace. Together with the nearby Lenox Square, anchored by Macy's, Neiman Marcus and Rich's, Phipps Plaza provides formidable draw for shoppers throughout the metro area.

Surrounding area densely developed with upscale office, hotel and ancillary retail, as well as some of Atlanta's higher income single family residential areas.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Retail Market Analysis
================================================================================

Other Competition

     There exists various nodes of retail development throughout the immediate area that offer varying degrees of competition to the subject. Free-standing buildings are scattered along both North Druid Hills Road and Lawrenceville Highway close to the mall. Most of these buildings are occupied by national chain-type fast food restaurants and service/commercial establishments. They only marginally compete with existing shop tenants at the mall.

     There are also a number of nearby strip centers that because of their major tenants and merchandising do offer some competition, albeit limited, to the subject.

     o Across North Druid Hills Road from Market Square Mall, is Shamrock Plaza Shopping Center. This neighborhood strip-type shopping center contains about 72,500+/- square feet of 14 stores, none of which are large enough to be considered a true anchor. Opened in 1960, this center was renovated in 1991 and now has an upscale appearance. The stores are primarily occupied by local and regional retailers. The most recent lease of significance was to Blockbuster Video. At the time of our inspection, there were four stores vacant representing about 25 percent of the GLA. This is an atypical vacancy rate for this center but is due to several larger lease expirations. The leasing agent told us that typical spaces leased for $8 to $12 per square foot, triple net

o Diagonally across the intersection of North Druid Hills Road and Lawrenceville Highway is the North DeKalb Square shopping center. Like the Shamrock Plaza, this is an older strip center that is primarily occupied by local and regional retailers. It has not been cosmetically upgraded in many years. It is anchored by a 75,000+/- square foot Cub Food grocery store and there are about 17 smaller shops which, in aggregate, contain approximately 30,700 square feet. At the time of our inspection, the center was 87 percent occupied. The leasing agent reported asking rental rates for the vacant space of $12 per square foot, triple net.

o Home Depot recently opened a 110,000+/- square foot superstore located along the south side of Lawrenceville Highway. Grocers Kroger and Publix are reportedly actively seeking new locations within the Lawrenceville Highway corridor but no plans have been announced.

o    "Big Box" and  "Category Killer" Retailers

     Other than the Home Depot mentioned above, there is a noticeable absence of big box and category killer type retailers (i.e. Best Buy, Media Play, OfficeMax) that are increasingly found surrounding other regional malls throughout the metro area. Most proximate to the subject, this type of development is found around Northlake Mall, which helps establish its dominance over Market Square. This type of development contributes to the establishment of an area as a retail hub, and its absence is felt by Market Square tenants.

Future Regional Competition

     Our research included investigation of potential, near-term changes in the retail structure of the area. There are several planned regional malls throughout the Atlanta MSA. However, developers have not announced anchors or opening dates for these projects, making it uncertain if and when these projects will be developed. None of the proposed regional malls, as highlighted below, are located within Market Square's effective trade area.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                     Retail Market Analysis
================================================================================



o Proposed regional mall to be located at Turner Hills Road at I-20, approximately 20 miles southeast of Market Square.

o Proposed regional mall to be located along I-75 in Henry County, approximately 40 miles southeast of Market Square. Not anticipated to be developed within the near future.

GLA per Capita

     The data presented summarizes the extent of existing regional mall development proximate to the subject. According to the National Research Bureau, the average GLA per capita for the United States and State of Georgia were 5.5+/- square feet and 4.1+/- square feet, respectively, in 1995. This statistic pertains to centers in excess of 400,000+/- square feet.

     With a total of 15.1+/- million square feet in centers larger than 400,000+/- square feet, and an estimated 1996 population of 3.5+/- million, the Atlanta MSA posts a GLA per capita of 4.3+/- square feet. The subject, Northlake Mall and South DeKalb mall are the only malls located within the subject's Effective Trade Area, as determined by the customer survey. It should be noted, however, that Lenox Square and Phipps Plaza are located just west of the trade area. However, counting only the GLA located within the effective trade area yields GLA per capita of 5.3+/- square feet. This is below the national average but well above both the state and MSA averages.

Anchor Alignment

     The anchor alignment of the subject also helps to define the potential boundaries of the subject's trade area. The subject property is anchored by Rich's, Mervyn's and Stein Mart. The following is a profile of each of these anchor tenants.

     Dayton Hudson (7/95) is one of the country's largest general merchandise retailers with 1993 revenues of $19.2 billion. This represented an increase of 7 percent over 1992. The company's 893 stores span the entire retail spectrum from discount (Target and Mervyn's) to mid-level and high end (Dayton's, Hudson's and Marshall Fields). The company reports that more than 80 percent of its revenue are derived from its discount and moderate priced divisions. Overall, over the last ten years revenues have grown by an impressive rate of 10.2 percent per annum. Standard & Poor's has forecasted a continued rise in comparable store sales. They rate the company as "A". A brief profile of each follows:

     Mervyn's - Mervyn's is a moderate priced family department store chain specializing in soft goods. The division operates 276 stores in 15 states in the northwest, west, southwest, southeast and Michigan. During the first quarter of 1995, they will be moving into the Minneapolis market with the purchase of eight Carson Pirie Scott stores. In 1993 Mervyn's sales were disappointing, decreasing by 1.6 percent, while comparable sales were off by 6 percent. Comparable sales were reported to be flat in 1994. Average sales per square foot were approximately $200. The division is aggressively pursuing cost cutting measures to make it more profitable.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                     Retail Market Analysis
================================================================================


     Department Store Division - The Department Store Division consists of Daytons, Hudson's and Marshall Fields. The division operates 63 full service units predominantly in nine midwestern states including 19 Daytons, 21 Hudson's and 23 Marshall Fields stores. Sales in 1993 increased slightly to $3.054 billion (up 1 percent) however, operating profit was up 18 percent. The average sales per square foot were reported to be $221 per square foot, inclusive of the flagship units for the respective chains. Additions include new Daytons stores in Northbrook Court (Chicago - 1995) and Somerset North (suburban Detroit - 1996).

     Federated Department Stores, Inc. (6/95) is one of the leading full-line department store companies in the United States. The year 1994 was a major acquisition year for the company. On December 19, 1994 the company completed a $4.1 billion purchase of Macy's and it has recently consolidated the A&S/Jordan Marsh division into Macy's East. On May 26, 1994 the company purchased Joseph Horne Co., a department store retailer operating ten units in Pittsburgh and Erie, Pennsylvania for $116.0 million, including the assumption of $40.0 million in debt and acquisition costs. Upon completion of this merger with Macy's, Federated operates 355 department stores in 35 states at urban or suburban sites, principally in densely populated areas operating under the names of Bloomingdale's, The Bon Marche, Bullocks, Burdines, Goldsmith's, Jordan Marsh, Lazarus, Rich's, Sterns and Macy's. The company also operates more than 135 specialty and clearance stores under the names of "Aeropostale," "Charter Club" and "MCO" and a mail order catalog business under the name of "Bloomingdale by Mail." The company recently announced the closure of the MCO stores.

The properties consist primarily of stores and related retail facilities including warehouse and distribution centers. Of the 355 stores, 181 stores were entirely or mostly owned and 174 stores were entirely or mostly leased. The company owns or leases other properties including office space in Atlanta and Cincinnati. During 1994, the company added 142 department stores and 135 specialty and clearance stores. Of the 142 department store additions, 121 were a result of the acquisition of Macy's and 10 as a result of the acquisition of Horne's. All 135 specialty and clearance stores were added through the Macy's acquisition. Federated's net sales for 1994 increased by 15 percent to $8,315.9 million, compared to $7,229.4 million reported in 1993. On a comparable store basis net sales increased by 3.1 percent. The company's retail operating division sales as of January 28, 1995 were as follows:

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                     Retail Market Analysis
================================================================================

=====================================================================================================
                      Federated Department Stores Company
=====================================================================================================
                                         Number                         Gross          Avenge Sales
                                       of Stores     1994 Sales     Square Feet     Per Square Foot
=====================================================================================================
Abraham  & Straus/Jordan Marsh             34         $1.441.1          8,999                  $160
-----------------------------------------------------------------------------------------------------
        Bloomingdale's                     16         $1,297.5*         4,439        $292 ($268.57)
-----------------------------------------------------------------------------------------------------
        The Bon Marche                     40          $ 873.0          4,892                  $178
-----------------------------------------------------------------------------------------------------
           Burdines                        46         $1,248.5          7,648                  $163
-----------------------------------------------------------------------------------------------------
            Lazurus                        51         $1,130.3         10,212                  $111
-----------------------------------------------------------------------------------------------------
      Rich's/Goldsmith's                   25           $999.7          4,991                  $200
-----------------------------------------------------------------------------------------------------
            Stern's                        22           $707.4          3,946                  $179
-----------------------------------------------------------------------------------------------------
          Macy's East                      64         $3,447.7**       17,162                  $201
-----------------------------------------------------------------------------------------------------
      Macy's West/Bullock                  57         $2,334.8**       11,845                  $197
-----------------------------------------------------------------------------------------------------
       Macy's Specialty                   122          $ 128.4**          420                  $395
-----------------------------------------------------------------------------------------------------
              MCO                          14            $83.1**          704                  $118
-----------------------------------------------------------------------------------------------------
             Total                        491         $8,315.9         75,228
=====================================================================================================

     *    Includes $105.3 million in sales of the company's Bloomingdale's By
          Mail subsidiary. Net of this allocation, sales were equal to $269 per square foot.

     **   Represents sales of divisions acquired pursuant to merger.

=====================================================================================================




     Federated has a C++ rating from Value Line. By fiscal 1996, savings from the closure of Macy's corporate office (second half of 1995) and other consolidation benefits may help boost Federated's share net to $2.00 to $2.10. Value Line's earning projections to 1998-2000 is that excess cash flow will enable Federated to reduce its long term debt by about S1 billion between fiscal 1996 and the end of the decade, and the operating margin will gradually widen following a market improvement in fiscal 1996.

     Federated's historical and projected sales are as follows:


                    =======================================
                           1996*            $15.100
                    ---------------------------------------
                           1995*            $14,200
                    ---------------------------------------
                           1994             $ 8,316
                    ---------------------------------------
                           1993             $ 7,229
                    ---------------------------------------
                           1992             $ 7,080
                    =======================================
                    *    Value Line estimated sales dollars
                    =======================================

     Federated's management believes the department store business will continue to consolidate and accordingly, intends to consider the possible acquisition of department store assets and companies from time-to-time. Future acquisitions, if any, are expected to be financed through a combination of cash on hand and from operations and possible long term debt or other securities issuance. The company's budgeted capital expenditures are approximately $2,800 million for 1995 to 1998, with approximately 68 percent budgeted for existing stores, 21 percent budgeted for new stores and 11 percent for technology.

     Stein Mart, headquartered in Jacksonville, Florida, is a public company that owns and operates 100 department stores throughout the states of Arizona, Indiana, Ohio and in various locations in the southeast. Located in shopping centers or malls, Stein Mart sells women's, men's, and children's

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                     Retail Market Analysis
================================================================================

     apparel to the mid-market customer. Their average store is about 36,0000+/- square feet. Latest numbers show that they have a sales volume of $419,220,000 that is growing at a 22% rate. They currently employee 6,600 which is expected to grow at an 18% rate.

Trade Area Definition

     Market Square is located approximately 1 mile west of the I-285 expressway, with peripheral access via the limited access road known locally as the Stone Mountain Freeway. Its distance from the expressway makes it less accessible than other major retail locations within the area. The advantage of interstate proximity has the effect of expanding the mall's trade area by virtue of reducing travel time for residents in more distant locations. As such, the percentage of in-flow sales tends to be greater for more dominant properties. Market Square is, however, well-positioned to service a trade area that extends from 5 to 10 miles, depending on location street patterns and location of competitors.

     As discussed in the previous section, the location and accessibility of competing centers also has direct bearing on the formation and make-up of a mall's trade area. As mentioned, the shopper's survey shows that shoppers will routinely bypass Market Square to patronize malls which provide a more unique, upscale tenant profile.

     We believe that it is also important to note that community centers and free-standing retailers represent a limited force in the market's competitive environment. Their primary stores (groceries and drugs) are generally different from those which comprise Market Square. Certainly there is a place for both in most retail environments. Several big box retailers and category killer operations which have entered the Atlanta area in the office supply, electronics, clothing, book and entertainment segments have yet to position themselves in close proximity to Market Square, with surrounding retail limited to neighborhood-oriented retailers such as Cub Foods, Blockbuster and Home Depot.

     To summarize, the foundation of our analysis for delineation of the subject's trade area may be summarized as follows:

     1. Impact of proximity to an interstate route and depth of tenant mix on regional draw.

     2. Highway accessibility including area traffic patterns, geographical constraints and nodes of residential development.

     3. The position and nature of the area retail structure including the location of destination retail centers and the strength and composition of the retail in-fill as discussed above.

     4. The size, anchor tenancy and merchandising composition of the mall tenants enhances its total market penetration.

     5. Area retail in-fill in distinctly non-competitive with the mall, and is comprised of mainly neighborhood-oriented retailers.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                     Retail Market Analysis
================================================================================



     During late 1993/early 1994, Urban Retail Properties, Co. commissioned a survey of mall shoppers which included determining the zip code of their primary residence. This survey shows that both the primary and effective trade areas of the mall have the most depth south and east of the mall and minimal depth to the north of the mall due to the location of strong competitors. More specifically, the primary trade area's boundaries are generally within 10 to 15 miles of the mall to the east and south, while to the north and west, outlying boundaries of the primary trade area are limited to about 3-5+/- from the subject.

     After reviewing this report in conjunction with our independent analysis of the trade area, we are in concurrence with its findings. As such, we have elected to rely on some of the demographic results it has produced. An analysis of key demographic indicators can then be performed based upon this defined trade area.

 Population

     Once the market area has been established, the focus of our analysis centers on the trade area's population. Equifax National Decision Systems provides historical, current and forecasted population estimates for the total trade area. Patterns of development density and migration are reflected in the current levels of population estimates.

     Comparisons have been made between the state of the Atlanta MSA and the State of Georgia to the Effective Trade Area's components to lend some perspective to the dynamics of the trade area. The chart on the Facing Page compares these statistics.

     Between 1990 and 1996, ENDS reports that the population within the primary trade area increased by 18,614 to 223,067. This 9.1 percent increase (1.46 percent per annum) has marginally trailed that of the effective trade area growth rate of 11.2 percent (1.78 percent per annum). Expanding to the total trade area, the current population increases to 435,596. The current projection is for a continuation of this trend with additional growth of 1.77 percent and
1.9 percent per annum for the primary and effective trade areas respectively. On balance, we note that population growth throughout the trade area has outpaced that of the country and most other metropolitan areas as the perceived higher quality of life has drawn population to the area.

     Provided on the Following Pages are graphic representations of the current population distribution as well as projected population growth. This graphic depicts that the more densely developed areas are found within the closest proximity to the mall.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                     Retail Market Analysis
================================================================================



                               [GRAPHIC OMMITTED]

                                     [MAP]

                          MARKETPLACE AT NORTH DEKALB
                              EFFECTIVE TRADE AREA

                               [GRAPHIC OMMITTED]

                                     [MAP]

                          MARKETPLACE AT NORTH DEKALB
                              EFFECTIVE TRADE AREA

                                                     Retail Market Analysis
================================================================================


Households

     A household consists of all the people occupying a single housing unit. While individual members of a household purchase goods and services, these purchases actually reflect household needs and decisions. Thus, the household is a critical unit to be considered when reviewing market data and forming conclusions about the trade area as it impacts the retail center.

     National trends indicate that the number of households are increasing at a faster rate than the growth of the population. Several noticeable changes in the way households are being formed have caused the acceleration in this growth, specifically:

     o The population in general is living longer on average. This results in an increase of single and two person households.

     o The divorce rate increased dramatically during the last decade, again resulting in an increase in single person households.

     o Many individuals have postponed marriage, thus also resulting in more single person households.

     Between 1990 and 1996, the primary trade area added 11,359 households, increasing by 14.2 percent to 91,326 units. This growth is equivalent to a compound annual increase of 2.24 percent. Alternatively, the secondary trade area added 12,046 households to 80,854 indicating an accelerated 2.73 percent annual rate of growth. Combined, the effective trade area is currently estimated to contain 172,180 households.

     Between 1996 and 2001, the primary trade area is expected to grow by 11.2 percent (2.12 percent per annum) to 101,428 households. This rate of growth is slightly less than that of the secondary area which is expected to grow by 12.4 percent. Overall, the total trade area is expected to grow by 11.7 percent to 192,334 households. The subject must be viewed within the context of its location in a growing area with opportunities for expansion as seen in nearby communities.

Trade Area Income

     A significant statistic for retailers is the income potential of a trade area's population. Income levels, either on a per capita, per family or household basis, indicate the economic level of the residents of the market area and form an important component of this total analysis. More directly, average household income, when combined with the number of households, is a major determinant of an area's retail sales potential. The trade area income figures support the profile of a broad-based middle income market. According to ENDS, average household income within the primary trade area is currently $54.521.

================================================================================

                                      -42-

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                     Retail Market Analysis
================================================================================


     Available data shows an identifiable pattern of income levels throughout the total trade area as shown below along with comparisons to the state and United States.


            ====================================================
                            Average Household Income
            ====================================================
                       Area                  Average HH Income
            ====================================================

              Primary Trade Area                $54,521
             Secondary Trade Area               $62,620
             Effective Trade Area               $58,324
                  Atlanta MSA                   $58,973
               State of Georgia                 $47,776
                 United States                  $49,031
            ====================================================

     These statistics show that the primary trade area has an average household income of $54,521 which increases to $58,324 with the inclusion of the higher income areas in the secondary market. The total trade area's average household income is comparable to that of the MSA, and well above that of the state and country.

Provided on the Following Page is a graphic presentation of the household income distribution throughout the total trade area. As can be seen, the majority of the effective trade area is relatively affluent, with those communities immediately proximate to the subject posting average household incomes of $50,000 to $59,999. Generally, the highest concentrations of wealth (average incomes of $60,000 and higher) are found north and east of the center, but quite proximate to the mall. We also see that average household income throughout the total trade area is forecasted to increase at compound annual rate of 6.45 percent.
================================================================================

                                      -43-

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                               [GRAPHIC OMMITTED]

                                     [MAP]

                          MARKETPLACE AT NORTH DEKALB
                              EFFECTIVE TRADE AREA

                               [GRAPHIC OMMITTED]

                                     [MAP]

                          MARKETPLACE AT NORTH DEKALB
                              EFFECTIVE TRADE AREA

                                                     Retail Market Analysis
================================================================================

Effective Buying Income

     Another measure of the ability of a trade area to support retail business is the area's effective buying income (EBI). This data is not measured by specific trade area, but rather by both the metropolitan statistical area (MSA), as well as on a county basis as reported in Sales and Marketing Management's Survey of Buying Power. For 1995, DeKalb County had an aggregate EBI of $8.6 billion.

     A comparison can be made to the total Atlanta MSA and the DeKalb County.


===============================================================================================================================
                             Effective Buying Income

                                   1990                                  1995                         Compound Annual Change

               Total EBI (billions)   Med HHEBI   Total EBI (billions)        Med HHEBI      Total EBI (billions)   Med HHEBI
===============================================================================================================================
Atlanta MSB         $41.3              $31,184           $63.2                 $42,410              8.88%             6.34%
-------------------------------------------------------------------------------------------------------------------------------
Dekalb              $ 8.6               32,146           $11.3                  42,580              5.62%             5.78%
===============================================================================================================================
Source: Sales and Marketing Management, Survey of Buying Power
===============================================================================================================================


     The data above shows that the median household effective buying income for DeKalb County marginally exceeds that of the Atlanta MSA. Since 1990, the total EBI has grown at a compound annual rate of 5.62 percent while the median household EBI has grown by 5.78 percent. Both of these measures have exceeded inflation over this five year period.

Retail Sales



===============================================================================================================================
                                                          Retail Sales

                                   1990                                  1995                       Compound Annual Change
             Total Retail Sales   Retail Sales    Total Retail Sales    Retail Sales              Total           Retail Sales
                 (millions)       Per Household        (millions)       Per Household          Retail Sales       Per Household
===============================================================================================================================
Atlanta MSB      $23,109.8          $21,837          $32,090.8             $25,572              6.79%              3.21%
-------------------------------------------------------------------------------------------------------------------------------
Dekalb           $ 4,838.7          $22,632          $ 5,957.9             $26,801              4.25%              3.44%
===============================================================================================================================
Source: Sales and Marketing Management, Survey of Buying Power
===============================================================================================================================


     We note that total retail sales in DeKalb County grew dramatically by 23 percent between 1990 and 1995 to $5.96 billion, or 4.25 percent per annum, while 1995 retail sales of $26,801 per household indicate a growth rate of 3.44 percent per annum.

Mall Shop Sales

     While retail sales trends within the MSA and region lend insight into the underlying economic aspects of the market, it is the subject's sales history that is most germane to our analysis.

     We have been provided with three years of sales history (1994-95) for the mall. The chart below summarizes the performance of the mall shops over this period.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                     Retail Market Analysis
================================================================================



========================================================================================
                          Management's Year End Summary
========================================================================================
                            Full Year Projection (000)         Full Year Per Square Foot
                                1995         1994     % Change      1995      1994
========================================================================================
General Merchandise        $   520,384   $   579,785   -10.25%    $172.31   $191.98
Food Specialty             $   515,078   $   553,185    -6.89%    $247.40   $265.70
Food Court                 $ 2,584,104   $ 2,720,406    -5.01%    $370.85   $390.41
Women's Ready-To-Wear      $ 3,999,220   $ 4,708,187   -15.06%    $127.11   $149.65
Men's Ready-To-Wear        $ 1,450,792   $ 1,654,516   -12.31%    $174.25   $198.72
Unisex Apparel             $ 2,062,065   $ 2,159,452    -4.51%    $238.91   $250.20
Other Apparel              $   120,974   $   199,279   -39.29%      $O.OO     $O.OO
Family Shoes               $ 1,882,866   $ 1,922,161    -2.04%    $253.01   $258.29
Women's Shoes              $   347,346   $   323,836     7.26%    $414.49   $386.44
Athletic Shoes             $ 1,835,715   $ 1,862,787    -1.45%    $197.98   $200.90
Home Furnishings           $   485,059   $   480,591     0.93%    $191.72   $189.96
Music & Electronics        $ 1,854,904   $ 1,896,438    -2.19%    $285.37   $291.76
Hobby & Special Interest   $ 1,393,655   $ 1,416,832    -1.64%    $232.66   $236.53
Gifts & Specialty          $ 1,887,158   $ 1,972,152    -4.31%    $202.59   $211.72
Jewelry                    $ 2,057,618   $ 1,937,757     6.19%    $648.68   $610.89
Health & Beauty Aids       $   902,238   $   863,174     4.53%    $270.13   $258.44
Other Retail               $   136,552   $   129,880     5.14%    $199.93   $190.16
Personal Services          $   948,414   $   969,546    -2.18%    $268.60   $274.58
Recreation & Community     $   494,452   $   510,864    -3.21%    $164.82   $170.29
Kiosks                     $       833   $   199,664   -99.58%    $  0.56   $133.11
Total                      $25,479,427   $27,060,492    -5.84%    $216.66   $230.10
========================================================================================



================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                     Retail Market Analysis
================================================================================

     From the chart we see that total mall shop sales decreased on an aggregate basis in 1995 to $201/SF. Leading categories include Jewelry ($649 per square foot); Food ($342 per square foot); and Music & Electronics ($285 per square foot).

     By comparison, the Urban Land Institute's Dollars and Cents of Shopping Centers (1995) reports national and regional sales averages for regional and super-regional shopping malls. Nationally, average sales at super-regional centers is reported at $203.09 per square foot, down 1.4 percent from 1993. For regional malls, average sales are reported to be $176.16, virtually even from 1993. A comparison of national and regional figures is shown on the following chart.


============================================================================================
                           Regional/Super-Regional Centers
=============================================================================================
  Area                Average             Median            Lower Decile       Upper Decile
---------------------------------------------------------------------------------------------
 United States        $176.16/            $163.54/            $125.88/            $285.40/
                      $203.09             $198.93             $140.46             $305.23
---------------------------------------------------------------------------------------------
 East                 $204.96/            $183.05/            $126.07/            $323.74/
                      $220.64             $183.81             $130.46             $379.81
---------------------------------------------------------------------------------------------
 West                 $188.63/            $167.46/            $124.00/            $264.89/
                      $190.51             $187.64             $143.01             $258.68
---------------------------------------------------------------------------------------------
 South                $156.27/            $154.18/            $129.63/            $195.24/
                      $210.30             $207.99             $145.75             $293.70
---------------------------------------------------------------------------------------------
 Midwest              $178.99/            $179.24/            $125.50/            $290.57
                      $195.03             $192.42             $148.18             $261.09
=============================================================================================
Source: Urban Land Institute Dollars and Cents of Shopping Centers (1995)
=============================================================================================



     As a regional mall in the southern part of the country, the subject's 1995 sales performance of $201 per square foot can be compared to its peers as shown below.

================================================================================
                            Average          Subject          Variance
================================================================================
United States                $176             $201             14.2%
--------------------------------------------------------------------------------
East                         $156             $201             28.8%
================================================================================

     On a relative basis, the subject is substantially outperforming its peer group on average in terms of sales productivity. However, our experience shows that when compared to other malls in the Atlanta metropolitan area, the sales at Market Square are below average.

Anchor Store Sales

     During 1995, the majority of the anchors (stores greater than 40,000+/- square feet) were not required to report sales to mall management. Our efforts to obtain specific sales included interviewing the mall manager. We were told that the Market Square Rich's is one of their strongest Atlanta locations, with estimated 1995 sales volume of $55 million, or approximately $280 per square foot, while Mervyn's is estimated to have posted sales of approximately $120 per square foot. As noted earlier in this report, Federated Department Stores (Macy's) and Dayton Hudson (Mervyn's), represent two of the nation's leading department store companies. Stein Mart's sales for 1994 were reported management at about $112/SF which is relatively low for an Atlanta department store. We were not provided with a 1995 sales figure for this tenant.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                     Retail Market Analysis
================================================================================


        While the actual sales of the Rich's and Mervyn's stores at Market Square are not known, we provide the following department store sales information as provided by Urban Land Institute, which tracks sales of owned and non-owned department stores by selected affiliation and region. This information is summarized in the following chart.


================================================================================
                          Department Store Sales Data
================================================================================
              Category/Region      Average Sales PSF   Top 10% PSF   Top 2% PSF
================================================================================
            Super-Regional U.S.
            Owned Dept. Stores           $144.99          $247.99      $505.13
              National Chain             $146.89          $271.91      $532.63
          Non-Owned Dept. Stores         $154.34          $243.28      $367.33
              National Chain             $154.34          $243.28      $367.33
              Eastern Region             $152.35             --           --
              Western Region             $147.26             --           --
             Midwestern Region           $131.12             --           --
              Southern Region            $159.23             --           --
================================================================================
                 Average -
        All Super-Regional Centers       $148.82          $251.62      $443.11
================================================================================
            Regional Malls U.S.
            Owned Dept. Stores           $149.26          $245.53      $352.79
              National Chain             $149.03          $237.27      $343.94
          Non-Owned Dept. Stores         $162.14          $215.20      $266.01
              National Chain             $163.08          $215.32      $266.09
              Eastern Region             $174.78             --           --
              Western Region             $165.36             --           --
             Midwestern Region           $151.49             --           --
              Southern Region            $150.39             --           --
================================================================================
      Average - All Regional Centers     $158.19          $228.33      $307.21
================================================================================
Source: Urban Land institute Dollars & Cents of Shopping Centers (1995)
================================================================================

     Data from ULI shows that the mean sales level for department stores in super-regional malls varies from $131.12 to $159.23 per square foot with an overall average of $148.82 per square foot. Stores in the top 10 percent of their peers average (unweighted) approximately $252 while the top 2 percent average approximately $443 per square foot.

     Data for department stores in regional malls shows that the mean ranges from $149.03 to $174.78 per square foot with an overall average of $158.19 per square foot. The unweighted average for the top 10 percent and 2 percent is approximately $228 and $307 per square foot, respectively.

Summary

        Within the shopping center industry, a trend toward specialization has evolved so as to maximize sales per square foot by deliberately meeting customer preferences rather than being all things to all people. This market segmentation is implemented through the merchandising of the anchor stores and the tenant mix of the mall stores. With anchors of Rich's, Stein Mart and Mervyn's, the subject property is clearly positioned toward the broad center of the retail market. With only three anchors, two of which are perceived as somewhat downscale, the mall's anchor alignment is weak compared to most regional malls within the metro area. While traditional merchandise is well-represented among mall shop tenants, more unique and/or upscale mall shop tenants are not. Further, the level of local and or temporary tenants at the mall exceeds

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                     Retail Market Analysis
================================================================================

that of the typical mall located within the metro area. A stronger anchor alignment and a more diverse mix would bring a balance of retail uses to the market which included both familiar and first time tenants to the trade area.

Conclusion

     We have analyzed the retail trade history and profile of the Atlanta MSA and DeKalb County in order to make reasonable assumptions as to the continued performance of the subject's trade area.

     A metropolitan and locational overview was presented which highlighted important points about the study area and demographic and economic data specific to the trade area was presented. We included a brief discussion of some of the competitive retail centers in the market area as well as a profile of the anchor tenants at the mall. The trade area profile discussed encompassed an MSA and zip code based survey for the subject. Marketing information relating to these sectors was presented and analyzed in order to determine patterns of change and growth as it impacts the subject. Given that two of the three anchors of Market Square are not required to report sales, we were unable to provide extensive mall sales analysis. We are told by the mall manager that Rich's is an extremely strong performer, while the performance of both Stein Mart and Mervyn's appear somewhat lackluster when compared to department store sales on a national and regional basis. The data is useful in giving quantitative dimensions of the total trade area, while our comments serve to provide qualitative insight into this area. The following summarizes our key conclusions:

     o The subject enjoys a visible and accessible location within the growing Atlanta MSA. It lacks, however, close proximity to an interstate highway, which serves to inhibit its regional draw. This quadrant of DeKalb County is expected to maintain a growth pattern benefiting from a diverse regional economy and general perception that the region offers a high quality of life.

     o The Atlanta region's affluence as measured by average household income and market expenditure potential has expanded substantially over the last decade paralleling the population growth.

     o Market Square is overshadowed or displaced by several larger, more upscale malls that are within a 25 minute drive. These properties routinely capture customers that live within the Market Square trade area.

     o Rich's department store appears to be the strongest positive of this mall based on sales performance that is reported by mall management but, unfortunately, cannot be supported by actual sales figures.

     o The Rich's operating agreement will expire during 1996 and we have no way of knowing their future plans for this property. If management's report of sales performance is accurate, the prospects appear promising.

     o Within its effective trade area, the subject now competes primarily with community and traditional strip centers for tenants. It is important for ownership to focus on aggressively leasing the vacant space to national and regional retailers that are considered upscale and unique to the market. The

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                     Retail Market Analysis
================================================================================




          high percentage of national and regional tenants is important to the extent that these merchants have the benefit of stronger name recognition and are more familiar to shoppers which typically results in high sales levels.

     o Peripheral retail development around the mall is minimal, with a noticeable absence of big box and category killer type retailers which are found surrounding the majority of malls throughout the metro-area.

     On balance, it is our opinion that with competent management, aggressive marketing and an improved anchor alignment, Market Square Mall can fortify its position as a viable regional mall serving the populous, affluent and growing northeastern quadrant of the Atlanta MSA. However, unless ownership is willing to make major expenditures to "buy" more upscale tenants, Market Square will probably continue to struggle due to competition from nearby Northlake, Lenox Square and Phipps Plaza malls which are superior in most customer's eyes. On the positive side, our outlook for the area continues to be positive with moderate to good prospects for appreciating real estate values.

Marketability and Marketing Period

     In this subsection, we consider the potential market appeal, marketability and demand for a center like the subject in light of the current real estate investment market. As discussed elsewhere in this report, the subject involves an enclosed, regional mall containing 260,528+/- square feet of mall shop GLA anchored by three anchor stores and a 63,000+/- square foot multiplex theatre which will open in late 1996. When the theatre opens the combined mall GLA will be of 636,800+/- square feet.

     We have considered the potential market demand and investor risk in our analysis and valuation of the subject property through our selection of investment parameters, growth rates, and various assumptions employed. In our analysis, we have attempted to reflect current market conditions and investor criteria. Most of the shopping center properties which have been offered for sale at a "reasonable" price, have sold within twelve months exposure to the open market or less. Properties for which seller expectations of value exceed the market's perception have required more extended marketing periods and have generally sold at below the initial asking price, or have been pulled off the market. A "reasonable" price is defined as that price which offers a sufficient return to the investor relative to the demand for and the risk associated with the property. These returns vary widely in the current market depending on the particular investment, its occupancy level, the surrounding demographics, and upside or downside of the income stream.

     The subject is characterized as a well-maintained regional mall which is positioned to benefit from strong growth within its effective trade area. The subject's effective trade area has a current population of approximately 436,000+/- people and is projected to experience substantial population and household growth in the foreseeable future. We believe that if the subject were offered for sale, it would represent an important investment opportunity for a well positioned center with some upside through lease rollover and continued efforts to upgrade the tenant mix. Based on the above, it is our estimate that a market sale of the subject property should be realized within twelve months exposure on the market.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                 [Leasing Plan]

                          Marketsquare at North DeKalb

                               (GRAPHIC OMITTED)

                                 [Leasing Plan]

                          Marketsquare at North DeKalb

                               (GRAPHIC OMITTED)

                                                       PROPERTY DESCRIPTION
================================================================================

Site Description

Location:                          Southwest quadrant Lawrenceville
                                   Highway and North Druid Hills Road,
                                   Unincorporated DeKalb County, Georgia

Shape:                             Irregular (See Site Plan on previous page)

Land Area:                         The portion of the mall site that we are
                                   appraising contains about 54 acres based on our review of the site plan.

Frontage:                          635+/- on Lawrenceville Highway

Topography/Terrain:                Gently sloping, as developed. Flood plain
                                   along western portion of site. An area, shown as a parking lot extension, is in the flood plain. We spoke with personnel at the DeKalb
                                   Zoning office who commented that obtaining a permit to build in the flood plain was improbable.

Street Improvements:               North Druid Hills Road and Lawrenceville
                                   Highway are 5-lane surface arteries with concrete curbs, controlled intersections and turn lanes. The mall site has access to but no frontage on North Druid Hills Road. The subject property is also at the beginning of the Stone Mountain Freeway. An interchange located at and around the Lawrenceville
                                   Highway/North Druid Hills Road intersection has on/off ramps serving North Druid Hills
                                   Road and Lawrenceville Highway.

Soil Conditions:                   We did not receive nor review a soil report.
                                   However, we assume that the soil's
                                   load-bearing capacity is sufficient to
                                   support the existing structure. We did not observe any evidence to the contrary during our physical inspection of the property. The tract's drainage appears to be adequate.

Utilities

 Water:                            DeKalb County
 Sewer:                            DeKalb County
 Electricity::                     Georgia Power Company
 Gas:                              Atlanta Gas Light Company
 Telephone                         Southern Bell

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                       Property Description
================================================================================


Access: The site has good access with an entry/exit drive located on Lawrenceville Highway. A frontage road that extends along the north side of Lawrenceville Highway intersects with Lawrenceville Highway and provides light-controlled access to Stone Mountain Freeway. Ingress/egress to the mall from North Druid Hills Road is via three local access streets.

Land Use Restrictions:             We were not given a title report to review.
                                   We do not know of any easements,
                                   encroachments, or restrictions that would adversely affect the site's use. However, we recommend a title search to determine whether any adverse conditions exist.

Flood Hazard:                      According to Community Panel No. 130065 005C,
                                   National Flood Insurance Rate Map, effective
                                   July 5, 1983, a portion of the subject
                                   property is in Flood Hazard Zone B. This area does not appear to include areas of the site that contain buildings, but the map is not sufficiently detailed to be certain of this.
                                   We recommend a survey by a qualified engineer to determine the extent of flood plain encroachment on the site, if any.

Wetlands:                          We were not given a Wetlands survey. If
                                   subsequent engineering data reveal the
                                   presence of regulated wetlands, it could materially affect property value. We recommend a wetlands survey by a competent engineering firm, especially in light of the presence of the flood plain.

Seismic Hazard:                    The site is not located in an area with a
                                   high risk coefficient based on a seismic map prepared by the Applied Technology Council.

Hazardous Substances:              We did not observe any obvious sign of the
                                   existence of hazardous substances on the site during our inspection. However, this should not be taken as a guarantee that. such hazardous substances do not exist. We recommend a study by a qualified engineer to determine the existence or non-existence of hazardous substances on the site.

Comments:                          Overall, this site is well-suited for the
                                   existing improvements, or a wide range of other commercial uses.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                       Property Description
================================================================================

Improvements Description

        The improvements, known as Market Square consists of a 630,830 square foot, single level, enclosed, regional shopping center. As stated, we are only appraising a portion of Market Square. The current status of the portion we are appraising is as follows:

================================================================================
Tenant Type                                  Size (SF)                Percent
================================================================================
 Anchor Stores (Occupied)                       40,093                 11.2%
 Anchor Stores (Vacant)                         75,000                 20.9%
 Shops (Occupied)                              165,635                 46.2%
 Shops (Vacant)                                 78,150                 21.8%
                                               ------
 Total                                         358,878                100.0%
================================================================================

     At the time of our inspection, the portion of Market Square being appraised was occupied by one anchor and 73 shop tenants. There were one anchor and 28 shops vacant and unleased. Overall vacancy was 42.7 percent at the time of our inspection.

     The portion of Market Square not being appraised includes two occupied anchor stores: Rich's and Mervyn's. Both are owned by the department stores. The above named anchors and the two anchor stores being appraised (Stein Mart and vacant store) contain approximately 61 percent of the total GLA of this mall. This is a typical mix for properties of this size and type in the southeast.

     As of November 1996, the GLA being appraised will increase to 364,978. AMC Theatres has signed a lease on a 62,500+/- space which will include: a portion of the vacant anchor store, the existing theatre (currently vacant) and a small amount of common area. Charts is the Summary of Salient Facts and Conclusions section of the report compared the GLA being appraised with the anticipated GLA in November, 1996.

Improvements Description

     Please refer to the leasing plan on a previous page.

     The following construction details are based only on our field inspection and our discussions with management since architectural plans and specifications were not available.

General Description
  Year Built:                      1965, with major expansion and renovation in
                                   1986.

  Building Area:                   358,878 SF (Current GLA being appraised)

  Construction Detail:

  Foundation:                      Metal reinforced concrete

  Framing:                         Masonry perimeter walls with steel framing


================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                       Property Description
================================================================================

Floors:                            Poured concrete slab with wire mesh
                                   reinforcing

Exterior Walls:                    Stucco or debit with ceramic tile accents
                                   over block

Roof Structure:                    Deck over open webbed steel joint

Roof Cover:                        Built-up system over insulation; rock ballast

Windows:                           Tinted storefront glass in metal frames

Pedestrian Doors:                  Tempered glass in metal frames; painted metal
                                   doors at loading areas.

Mechanical Detail

Heating and Cooling:               Multiple package roof-top units

Plumbing:                          Men's and women's restrooms with four
                                   fixtures plus two sinks, each

Electrical Service:                Adequate, as far as we know, but we are not
                                   qualified to assess the adequacy of
                                   mechanical or electrical systems.

Fire Protection:                   Wet sprinkled, fire alarm system with smoke
                                   monitors

Interior Detail

Layout:                            Irregular-shaped with central food court.
                                   Additional corridors extend between food court and exterior entrances.

Floor Covering:                    Patterned marble tile and tile pavers in most
                                   common areas. Store floor coverings vary by tenant, but include carpet, composite tile and pavers.

Walls:                             Mostly painted wallboard over studs.

Ceilings:                          Coffered ceilings with decorative accent
                                   ceiling system and lay-in acoustical tile.

Lighting:                          Indirect fluorescent lighting plus recessed
                                   incandescent can spotlights. Several areas, including the food court, have large clear glass skylights with supplemental incandescent lighting.


================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                       Property Description
================================================================================

Site Improvements

On-Site Parking:                   The mall has 1,431 spaces and the former
                                   Phar-Mor store has 370 spaces. In addition, Rich's and Mervyns have a total of 1,360 spaces.

Landscaping:                       Attractive exterior landscaping including
                                   trees and shrubbery in planters around the hall perimeter plus landscaped islands in the parking areas.

Condition:                         Overall, the mall appears to be in good
                                   condition. A section of the roof was replaced in 1994 at a budgeted cost of $400,000.
                                   Management stated that plans call for
                                   replacing additional sections of the roof and resealing the parking areas in 1997 if funds permit.

Comments:                          The quality of the subject improvements is
                                   good. The layout and functional plan are adequate, although those mall corridors that extend only between the hub of the mall and exterior doors, and which do not serve as access routes between anchor stores, do not appear to be optimal locations for retail tenants, nor do spaces which do not face into the mall area. The former Phar Mor building and the Phar-Mor wing of Market Square are 6 years old and in good condition.

Americans With Disabilities Act    The Americans With Disabilities Act (ADA)
                                   became effective January 26, 1992. We have not made, nor are we qualified by training to make, a specific compliance survey and analysis of this property to determine whether or not it is in conformity with the various detailed requirements of the ADA. It is possible that a compliance survey and a detailed analysis of the requirements of the ADA could reveal that the property is not in compliance with one or more of the requirements of the Act. If so, this fact could have a negative effect upon the value of the property. Since we have not been provided with the results of a survey, we did not consider possible non compliance with the requirements of ADA in estimating the value of the property.



================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                        REAL PROPERTY TAXES AND ASSESSMENTS
================================================================================

     The center is subject to the taxing jurisdiction of DeKalb County. The assessors' parcel identification numbers are 18-100-02-005 and 18-100-02-050.

================================================================================
                                                  1995                1996
                                               -----------          -----------
   Assessors Market Value                      $22,450,210          $26,191,500
   Assessment Ratio                                     40%                  40%
                                               -----------          -----------
   Total Assessment                             $8,980,084          $10,476,600
   Combined City and County Tax Rate              $0.04151
                                               -----------
   Total Tax (1994)                               $372,763
================================================================================

o The 1996 calendar year is the most recent year for which property tax information is available. The tax assessors office provided a breakdown of the tax appraisal and 40% assessment. This data is shown in the chart above. The 1996 tax rate had not been set as of this writing.

o It is noted that the tax value increased between 1995 and 1996. Our research showed that the 1995 tax value was originally $26,191,500 but was reduced based on an appeal by the property owner. We have assumed that the property owner will be successful in an appeal of the 1996 tax value since the property has no higher occupancy or rents in 1996 than in 1995. However, the appeal process has not begun yet. To be conservative, we have assumed an reduction in the tax appraisal to the 1995 level of $22,450,210 but we realize that this tax value estimate is still well above our current market value estimate. This suggests that a larger reduction in tax value may be possible. As a practical matter, the tax liability for this property has only a minimal impact on value since a majority of the tax burden is passed through to the tenants.

Re-appraisals and Tax Rate

     The tax assessor told us that properties in DeKalb County are re-assessed on a county-wide basis periodically, but about every three years. The tax appraisal of the subject has been the same since 1994 and the tax appraiser does not expect any near-term re-assessment. The following shows a recent history of the mileage rates set by the county which indicates an erratic pattern. The decline in 1994 is in response to a county-wide reappraisal which raised the tax appraisal of many properties on the digest.

=======================================================
    Summary of Recent DeKalb County Mileage Rates
=======================================================
 Year                        Rate/$1,000 of Assessment
=======================================================
 1992                                 $40.03
 1993                                 $42.43
 1994                                 $41.51
 1995                                 $41.51
=======================================================




================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                        Real Property Taxes and Assessments
================================================================================

     All counties within the State of Georgia are under a state mandate to appraise properties for taxation purposes at 100 percent of market value. This has caused tax assessors in many counties to significantly increase the tax appraisal over the past few years for properties that are on the county's digest. On the other hand, many counties or municipalities have reduced the impact of this action by lowering their mileage rate. This has been the case in DeKalb County as evidenced by the declining trend in mileage rates over the past few years. In the final analysis, future increases or decreases in the taxes applicable to the subject are a function of the overall county budget. If increases in the budget can be held to an annual growth rate that tracts changes in the consumer price index, then tax liability should increase at approximately the same rate. We have estimated that taxes for the subject property will increase at an average annual rate approximating inflation (3.5 percent per year) into the foreseeable future.

     If we assume that the 1996 tax value can be reduced to the 1995 level of about $22,450,210 and the tax rate increases by 3.5% between 1995 and 1996 to about $.04296, a 1996 tax liability of about $385,800 is indicated.




================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                                     ZONING
================================================================================

     The property is zoned C-1, Local Commercial District. Uses permitted in this district include commercial recreation and entertainment, radio and television broadcasting stations, automotive/boat sales and service, high rise apartments, restaurants, hotels/motels, retail trade facilities, medical service facilities, and offices. Development standards include a 20,000 square foot minimum lot area, 100 foot minimum lot width, 75 foot minimum front yard depth, 30 foot minimum yard depth, 5 story maximum building height, and 50 foot buffers when adjacent to a residential district.

     We spoke with a representative of the DeKalb County planning and zoning office, who stated that, to his knowledge, the existing improvements are in conformity with both the intent and development standards of the C-1 zoning designation.

     We are not experts in the interpretation of complex zoning ordinances, but the property appears to be a conforming use based on our review of public information. The determination of compliance is beyond the scope of a real estate appraisal.

     We know of no deed restrictions, private or public, that further limit the subject property's use. The research required to determine whether or not such restrictions exist, however, is beyond the scope of this appraisal assignment. Deed restrictions are a legal matter and only a title examination by an attorney or title company can usually uncover such restrictive covenants. Thus, we recommend a title search to determine if any such restrictions do exist.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                       HIGHEST AND BEST USE
================================================================================


Highest and Best Use of Site As Though Vacant

     According to the Dictionary of Real Estate Appraisal, Third Edition (1993), a publication of the Appraisal Institute, the highest and best use of the site as though vacant is defined as:

     Among all reasonable, alternative uses, the use that yields the highest present land value, after payments are made for labor, capital, and coordination. The use of a property based on the assumption that the parcel of land is vacant or can be made vacant by demolishing any improvements.

     We evaluated the site's highest and best use both as currently improved and as if vacant.

As If Vacant

     We analyzed the highest and best use of the land, as if vacant, assuming that the anchor stores' sites, which are not part of this appraisal, are vacant and available for development. The first test is what is physically possible. As discussed in the Property Description, the site's size, soil and topography do not physically limits its use. A 54+/- acre site is large enough to accommodate almost all urban uses, including office, retail, hotel, residential, or manufacturing.

     The second test concerns permitted uses. According to our understanding of the zoning ordinance, noted earlier in this report, the site may be improved with structures that accommodate a variety of uses, including retail centers, such as malls or community centers, hotels/motels, offices and free-standing retail-type facilities.

     The third and fourth tests are, respectively, what is feasible and what will produce the highest net return. In the course of our investigation, we considered many likely uses to determine the highest and best use. Lodging facilities are usually constructed near major employment centers, such as large concentrations of office buildings or large industrial districts. There are no such major employment centers in the subject neighborhood. We considered office development, but this is not an established office market area. The remaining use of the site is retail development. As discussed in the Market Analysis, Market Square at North DeKalb Mall directly competes with Northlake Mall, a larger, dominant super regional mall. This mall's superior competitive position in the local market has made Market Square a secondary mall in its market area. Market Square has recently been able to attract only second or third tier anchors such as Mervyn's and Steinmart, which are not typically found in a regional mall. Furthermore, approximately 11.0 percent of the shop space here has never been occupied six years after development.

     We do believe that retail development represents a highest and best use of the site. However, we do not believe that a mall is the optimum type of development. We believe that another type of development, such as a "power center", which may include secondary developments such as festival-style tenants or other outparcel developments does represent a highest and best use of the site. This type of power center:

     o is oriented toward convenience shopping and would not compete with the nearby Northlake super-regional mall for in-line or anchor tenants;

     o would utilize Category killer" tenants such as Circuit City, HiFi Buys and Toys "R" Us.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                            HIGHEST AND BEST USE
================================================================================

     o Financing for such power centers, which have little or no specialty store space is reportedly much more available than financing for traditional retail development.

     o Would augment the type of anchors that most recently have been attracted to Market Square-Mervyn's and Stein Mart.

As Developed

     The highest and best use of the site, as developed, is continued operation as a regional mall. As we will show in the Valuation Section, contract rents from tenants in place contribute significantly to total property value. Additionally, the improvements are encumbered by leases in place with mall tenants, that limit the disposition of the buildings over the intermediate to long-term.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                          VALUATION PROCESS
================================================================================


     This analysis, we have used the Sales Comparison Approach and the Income Approach to develop a market value estimate.

     The Cost Approach is not used because:

     o Our experience has shown that the market for this type of property is primarily concerned the strength and longevity of the income stream produced by the center as leased. The market places little or no emphasis on the Cost Approach when analyzing an income property of this type and age. This is confirmed by:

          o    Our discussions with numerous respondents of our investor survey,
          o Discussions with Cushman and Wakefield brokers that are actively marketing this type of property, and

     o The difficulty in accurately segregating and measuring obsolescence makes the Cost Approach less reliable

o We have found that it is difficult to estimate land value of a regional mall site. In most areas, their number is limited by unique characteristics. They typically are 50+/- acres, have a proximity to an expressway interchange, and public utilities. These characteristics limit potential sites. Mall sites are often bought well in advance of development as unimproved acreage. Utilities and infrastructure are then added to the tract. The land sales which we could obtain for this assignment are not truly comparable because they lack infrastructure, road improvements and in place utilities now in place at the subject. These sites are also much smaller. Further, once a mall is built and fully leased, it has what amounts to a "locational franchise" which adds value. This value enhancement is difficult to measure.

     In the Sales Comparison Approach, we performed the following steps:

     o    Investigated recent sales of similar properties.

     o Analyzed those sales on the basis of the sales price per square foot and the NOI (Net Operating Income) per square foot.

     o Correlated the various value indications into a point value estimate from within the range.

     In developing the Income Approach we:

     o Studied rents in effect in this and competing centers to estimate potential rental income at market levels.

     o Studied the recent history of operating expenses at this and competing properties to estimate an appropriate level of stabilized expenses and reserves for replacement.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                               Valuation Process
================================================================================

     o Estimated net operating income by subtracting stabilized expenses from potential gross income.

     o Prepared a discounted cash flow analysis in which net operating income and property value at reversion are discounted to an estimate of current market value at a market-derived discount rate. Potential gross revenues are estimated based on modeling the actual rents and recovery provisions in effect through the term of existing leases. As existing leases expire, the space is estimated to rent at the then current market rental rate with appropriate allowances for downtime. Spaces now vacant will be rented at market rates and at the time intervals discussed in the Income Approach section of this report. From potential gross revenues, we subtract vacancy and operating expenses to arrive at an estimate of net operating income over an 11 year forecast.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

                                                       SALES COMPARISON APPROACH
================================================================================

Methodology

     In the Sales Comparison Approach, we estimated value by comparing this property with similar, recently sold properties in the surrounding or competing area. Inherent in this approach is the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

     By analyzing sales that qualify as arms-length transactions between willing and knowledgeable buyers and sellers, we can identify value and price trends. The basic steps of this approach are:

     1. research recent, relevant property sales and current offerings throughout the competitive area;

     2. select and analyze properties that are similar to the property appraised, considering changes in economic conditions that may have occurred between the sale date and the date of value, and other physical, functional, or locational factors;

     3. identify sales that include favorable financing and calculate the cash equivalent price;

     4. reduce the sale prices to a common unit of comparison such as price per square foot of gross leasable area, effective gross income multiplier, and overall capitalization rate;

     5. make appropriate comparative adjustments to the prices of the comparable properties to relate them to the property being appraised; and

     6.   interpret the adjusted sales data and draw a logical value conclusion.

     The most widely-used and market-oriented unit of comparison for properties such as the subject is the sales price per gross leasable square foot. All comparable sales were analyzed on this basis. We present on the following page a summary of the improved properties that we compared with the subject property.



================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ----------------------------
                                                     VALUATION ADVISORY SERVICES
                                                    ----------------------------

====================================================================================================================================
                                              SECONDARY (2) REGIONAL MALL SALES SUMMARY
                                                                                          Mall
                                                                        Total GLA         Shop
                                        Sale                  Year       Sold GLA       GLA (SF)   Mall Shop     NOI         Mall
  No.    Name/Location                  Date   Sale Price     Built       (SF)         Ratio (1)   Occupancy    NOI/SF      Sales/SF
====================================================================================================================================
SM94-1   Crossroads Mall                4/94   $51,500,000    1974       1,114,720      378,704       95.0%   $5,300,000       $189
         Oklahoma City, OK                                                 378,704       100.0%                   $14.00

SM94-2   North Shore Square             7/94   $34,150,000    1985         624,000      178,326       94.0%   $3,073,000       $218
         Slidell, LA                                                       281,755        63.3%                   $10.91

SM94-3   Confidential                  11/94    $4,025,000    1978         232,884       86,760       60.0%     $488,591       $143
         Third Tier City, GA                                               232,884        37.3%                    $2.10

SM94-12  Independence Center           12/94   $51,500,000    1974/88      863,986      392,524       84.0%   $3,893,200       $200
         Independence, Missouri                                            392,524       100.0%                    $9.92

SM95-1   Hanover Mall                   1/95   $38,000,000    1971/93      649,130      298,531       90.0%   $3,811,400       $204
         Hanover, Massachusettes                                            649,130        46.0%                    $5.87

SM95-2   Greenbriar Mall                1/95   $84,700,000    1981         774,201      318,595       96.0%   $6,600,000       $250
         Chesapeak, Virginia                                               594,201        53.6%                   $11.11

SM95-3   West Gate Mall                 4/95   $25,289,935    1975         768,000      276,625       78.0%   $2,700,000       $263
         Spartenburg, South Carolina                                       454,359        60.9%                    $5.94


SM95-4   Westgate Mall                  5/95   $43,000,000    1960/        649,185      253,993       77.9%   $4,096,457       $191
         San Jose, California                                   89         448,268        56.7%                    $9.14

SM95-5   Hot Springs Mall               7/95   $22,775,000    1982         389,914      156,000       83.0%   $2,277,500       $240
         Hot Springs, Arkansas                                             318,033        49.1%                    $7.16

SM95-6   Columbia Mall                  7/95   $27,650,000    1988         351,364      128,024       96.0%   $2,958,500       $165
         Bloomsberg, Pennsylvania                                          351,364        36.4%                    $8.42

SM95-7   River Oaks Center Mall         7/95   $26,200,000    1978         599,299      219,099       87.4%   $2,908,200
         Decatur, Alabama                                                  492,753        44.5%                    $5.90

SM95-8   Colonial Park Mall             7/95   $46,500,000    1960         736,944      242,766       96.0%   $4,417,500       $275
         Harrisburg, Pennsylvania                                          380,944        63.7%                   $11.60

SM95-9   Centre at Salisbury            8/95   $78,000,000    1990         884,825      278,915       89.0%   $7,020,000       $257
         Salisbury, Maryland                                               744,825        37.4%                    $9.43

SM96-1   Grand Telon Mall               4/96   $34,375,000    1984         521,029      172,055       85.0%   $3,435,000       $240
         Idaho Falls, Idaho                                                521,029        33.0%                    $6.59


              Mean:                            $40,647,495                 646,499      238,792                    $8.63       $218
                                                                           445,109        63.6%
         Subject                                                                        #DIV/01                  #DIV/01
====================================================================================================================================

====================================================================================================================================
                                                                      Price/SF   Price/SF  Unit Price/
                                                                        GLA        Mall    Mall Shop
  No.    Name/Location                Going-In   Terminal     IRR    Purchased   Shop GLA  Sales Ratio  Comments
====================================================================================================================================
SM94-1   Crossroads Mall                10.3%                         $135.99   $135.99        72.0%  Many leases expire in
         Oklahoma City, OK                                                                            near term.

SM94-2   North Shore Square              9.0%                         $121.20   $191.50        55.6%  Located in a bedroom
         Slidell, LA                                                                                  community of New Orleans.

SM94-3   Confidential                   12.1%                 12.0%    $17.28    $46.39        12.1%  Two of the three anchor
         Third Tier City, GA                                                                          leases expire in 1999.

SM94-12  Independence Center             7.56%                        $131.20   $131.20        65.6%
         Independence, Missouri

SM95-1   Hanover Mall                   10.03%                         $58.54   $127.29        28.7%
         Hanover, Massachusettes

SM95-2   Greenbriar Mall                 7.79%     8.00%      11.50%  $142.54   $265.85        57.0%
         Chesapeak, Virginia

SM95-3   West Gate Mall                 10.70%                         $55.66    $91.42        21.2%  Purchased to renovate and
         Spartenburg, South Carolina                                                                  expand.  OAR reflects property
                                                                                                      is vulnerable to competition.

SM95-4   Westgate Mall                   9.53%                         $95.92   $169.30        50.2%  Partial interest sale, price
         San Jose, California                                                                         and rates are based on 100%

SM95-5   Hot Springs Mall               10.00%                         $71.61                  29.8%
         Hot Springs, Arkansas

SM95-6   Columbia Mall                  10.70%                         $78.69   $215.98        47.7%
         Bloomsberg, Pennsylvania

SM95-7   River Oaks Center Mall         11.10%                         $53.17   $119.58
         Decatur, Alabama

SM95-8   Colonial Park Mall              9.50%                        $122.07   $191.54        44.4%
         Harrisburg, Pennsylvania

SM95-9   Centre at Salisbury             9.00%                        $104.72   $279.66        40.7%
         Salisbury, Maryland

SM96-1   Grand Telon Mall                9.99%     8.0%       12.4%    $65.98   $199.79        27.5%
         Idaho Falls, Idaho


              Mean:                      9.80%     8.00%      12.0%    $89.61   $165.11        41.1%


     Subject

     ------------------------------------------------------------------------------------------------------------------------------

     1.   Ratio of mall shop area to area purchased.

     2.   Malls that have one or more of the following criteria: shop sales less than $225/sf, shop occupancy less than 85%, or is displaced.
     ------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                   Sales Companson Approach
================================================================================

Analysis of Sales Price Per Square Foot

     The Addenda includes a summary of our improved property transactions database. We have tried to use this database and the findings of our recent Investor Survey in a "broad brush" Sales Comparison Approach. The comparability, both physical and economic characteristics, are the most important criteria in analyzing these sales in relation to the subject property. However, we recognize that regional shopping malls are distinct entities by virtue of:

     o    age and design,

     o    visibility and accessibility,

     o    market segmentation created by tenant mix,

     o    size and purchasing power of the trade area, and

     o    competency of management.

     Due to the geographic dispersion of these properties, it was infeasible to inspect each of them. We have attempted to verify each transaction, however, with a reliable source. Because they are recent, one would expect them to provide a reasonable indication of current market parameters. To the contrary, our experience has shown that the negotiation and closing process typically requires from 3 to 18 months and there have been changes in the market during this time period. To be comfortable with our understanding of the current market parameters, we recently conducted an Investor Survey. It is also summarized in the Addenda.

     We have attempted to make comparisons of the transactions to the subject primarily along economic lines. We believe this is appropriate because we have found that investors in multi-tenant income-producing properties place most emphasis on the strength and longevity of the income stream from a property.

     Our analysis focused on three areas of comparison between the subject and the comparables:

     (a) the relationship between the percentage of GLA purchased which is mall shop area and the price per square foot paid;

     (b) the relationship between the NOI per square foot of GLA purchased and the price per square foot paid; and

     (c) the sales volume per square foot of shop GLA and the price per square foot paid of GLA purchased.

Marketability

     Our research shows that despite improved retail sales and the general perception that the department store industry has stabilized, investors continue to use caution when analyzing malls. Their caution is reflected in such things as:

================================================================================

                                      -67-
                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                       Sales Comparison Approach
================================================================================


     o low to no growth in sales volumes and market rents during the initial years of analysis;

     o    higher tenant finish allowance assumption; and

     o more emphasis on rising cost of occupancy to tenants, due mostly to soaring CAM costs. When investors or mall operators see occupancy costs over 15 percent of sales (especially on average), concerns for the tenants' future are shown.

     We have also found that investors tend to prefer regional malls that offer stores selling merchandise in a variety of price ranges or "price points". The broad appeal and success of outlet malls, power centers, warehouse clubs and "category killers" have shown that today's consumer is more value conscious than in recent years. For this reason, malls that have stores with low to medium "price point" merchandise are important to today's investors. These stores can attract shoppers from most household income categories in the trade area. Market Square Mall falls into this category.

     This property falls into the category of a Class A-/B mall, in our opinion. Its positives and risk factors were listed earlier in the report. All of these affect its marketability. Our research shows that there are a number of properties that also fall into this category. They would compete with this property if it were on the market today and this may impact the price that would be paid. The chart below lists the most similar properties.

================================================================================
                            Improved Sales Comparison
================================================================================
                                                        Mall Shop     Overall
Sale                           Rentable    Sale Price Occupancy at  Comparative
 No.     Property Name          Area        Per SF    Time of Sale    Rating
                                (SF)
================================================================================
SM96-4    Grand Teton          521,029       $65.98      85.0%      Superior
SM95-7    River Oaks Center    492,753       $53.17      87.4%      Superior
SM95-6    Columbia             351,364       $78.69      96.0%      Superior
SM94-3    Confidential         232,884        17.28      60.0%      Inferior
Subject                        358,878                   66.6%
================================================================================


     o    In all sales, 100 percent leased fee interest was conveyed

     o    All sales were completed on an all cash basis.

     o Three of the four properties selected are considered superior to the subject in temms of shop occupancy, shop sales volume and age.

     o All four properties are in second/third tier locations, like the subject.


================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                   Sales Comparison Approach
================================================================================

     A degree of subjectivity is involved in these adjustments as insufficient market data were available to perform a paired sales analysis. However, the adjustments do illustrate our thought processes in comparing one transaction with another.

     Based on our analysis of these sales on a price per square foot basis, we have concluded that the appropriate range is $40 to $50 per square foot of gross leasable area. This indicates a value range of $14,400,000 to $17,900,000 based on 358,878 square feet of GLA in the center appraised.

Comparing Properties Based on NOI per Square Foot

     Another market measure compares the NOI per square foot of the property appraised with the NOI per square foot of the comparison. If the properties are truly comparable in terms of occupancy, operating expense ratio and stability of income stream, then this can be an effective method of analysis. It is, in effect, the same thing as comparing the capitalization rate derived from the sales to the appropriate capitalization rate for the property appraised.

================================================================================
                Comparing Properties Based on NOI Per Square Foot
================================================================================
                        NON/SF
                        Subject
                        Sale No.
                     -----------        Unadjusted          Adjusted
                       Comparable    X   Price/SF           Price/SF

SM96-1                   $4.37            $65.98            $43.75
                     -----------
                         $6.59

SM95-7                   $4.37            $53.17            $39.38
                     -----------
                         $5.90

SM95-6                   $4.37            $78.69            $40.83
                     -----------
                         $8.42

SM94-3                   $4.37            $17.28            $35.95
                     -----------
                         $2.10
================================================================================

     Based on our analysis, we have concluded that the range of market value for subject property is $40 to $45 which is equivalent to about $14,400,000 to $16,100,000.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                  Sales Comparison Approach
================================================================================


Summary and Conclusion

=====================================================================================
                                                               Low            High
Value Indicated on Basis of Price Per Square Foot of NRA    $14,400,000   $17,900,000

Value Indicated Based on Ratio of NOI to Sale Price         $14,400,000   $16,100,000
Derived From Comparison Sales
=====================================================================================

     This approach is broad brush. The data does not clearly point to value estimate but a rather broad range of $14,400,000 to $17,900,000. We selected about $16,000,000 because it is in the middle of the above range.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            INCOME APPROACH
================================================================================

Methodology

     The Income Approach is a method of converting the anticipated economic benefits of owning property into a value estimate through capitalization. The principle of "anticipation" underlies this approach in that investors recognize the relationship between an asset's income and its value. In order to value the anticipated economic benefits of a particular property, potential income and expenses must be estimated, and the most appropriate capitalization method must be selected.

     The two most common methods of converting net income into value are direct capitalization and discounted cash flow analysis. In direct capitalization, net operating income is divided by an overall rate extracted from market sales to indicate a value. In the discounted cash flow method, anticipated future net income streams and a reversionary value are discounted to an estimate of net present value at a chosen yield rate (internal rate of return).

     In our opinion, both the direct capitalization and the discounted cash flow methods are appropriate here. However, we believe that the direct capitalization method would be emphasized by the most typical investor due to this property's position in the market, weak tenant mix, and historical vacancy. We have tried to also place more emphasis on this method of analysis. In most cases the capitalization rate would be applied to current net income. For this analysis, however, we have selected year two income as "stabilized" because the revenue from the AMC lease will not be fully reflected in the year one net income.

Occupancy Status

     On the date of appraisal, this was the occupancy status of the portion of Market Square being appraised:


================================================================================
 Tenant Type                       Size (SF)             Percent
================================================================================
Anchor Stores (Occupied)              40,093              11.2%
Anchor Stores (Vacant)                75,000              20.9%
Shops (Occupied)                     165,635              46.2%
Shops (Vacant)                        78,150              21.8%
                                      ------
Total                                358,878             100.0%
================================================================================

     The center has reached what we believe to be a stabilized occupancy level. The following chart summarizes the recent historical occupancy of the portion of Market Square that is being appraised.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================


================================================================================
                            Recent Occupancy History
                               Market Square Mall
================================================================================
Source: Urban Retail Properties Co.

                                         Mall           Shop
                       Date           Occupancy     Occupancy (1)
--------------------------------------------------------------------------------
                      Dec-88            88.1%          73.9%
                      Dec-89            90.0%          78.1%
                      Dec-90            89.7%          76.9%
                      Dec-91            87.8%          72.7%
                      Dec-92            85.2%          66.8%
                      Dec-93            76.7%          74.7%
                      Dec-94            77.9%          74.0
                      Mar-95            74.4%          64.6%
                      Jun-95            73.8%          63.1%
                      Sep-95            73.3%          61.9%
                      Dec-95            73.3%          61.9%
                      Mar-96            70.3%          54.2%
                      Apr-96            75.1%          66.6%
--------------------------------------------------------------------------------
1. Shop occupancy as reported by management includes GLA of the theatre and space now occupied by Stein Mart because it was formerly shop space. We consider Stein Mart to be an anchor because of its size so we have adjusted the figures provided by management to reflect this.
--------------------------------------------------------------------------------
================================================================================

The current rent roll is in the Addenda. This rent roll is based on data provided by Urban Retail Properties, the property manager.

Estimating Potential Gross Income

     We have estimated market rental rates by examining recent leases in this center and by investigating recent rental rates in other southeastern regional malls. We have examined rates applicable to anchor tenants, who generally have larger stores and longer term leases than shop tenants, as well as rates applicable to smaller shop spaces.

Recent Leases in Subject Center

     The recent leases in Market Square are summarized in the Addenda. The following chart arranges these leases based on size since this is the main criteria for our market rent estimates.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

=======================================================================================
                        Summary of Recent Leases By Size
                  Portion of Market Square @ North DeKalb Mall
=======================================================================================
                                                                    Average
                                                                    Annual
                                                            Square   Term         Lease
  Suite        Tenant                                        Feet    (Yrs)        Rate
=======================================================================================
                                    Storage
  1021    Things-Storage                                       90    1.00         $5.56
  1022    Bamie's Storage                                   1,108    1.00         $0.45
  1022    Chick-Fil-A Storage                               1,108    1.00         $0.68
  1002    Kaybee Toy Storage                                2,200    1.00         $0.23
  1023    Gorin's Sorage                                       90    1.00         $5.56
                                     Kiosk
  1104    Things Remembered                                   160    3.00        $93.75
                                   Food Court
  7026    Wendy's                                           1,060    9.92        $33.02

                                  Shops < 750 SF

  6004    Network Paging                                      458    2.00        $26.20
  3024    Perfect Pretzel                                     595    5.75        $24.03
  7020    Yummies (Temp.)                                     610    0.83        $11.80

                               Shops with  751-1,200 SF
  3029    Friedman's Jewelers                                 985    5.00        $42.48
                               Shops with 1,201-2,000 SF
  4008    Mom & Me (Temp.)                                  1,500    1.00         $6.40
  3014    Romance! (Temp.)                                  1,700    2.00         $5.65
                               Shops with 2,001-3,500 SF

  3004    Wicker Shop (Temp.)                               2,191    2.00         $4.38
  3008    Courtly Peddler (Temp.)                           2,875    1.00         $3.34
  4012    Brass Shoppe (Temp.)                              2,913    1.92         $3.30
  3002    Creative Art (Temp.)                              3,125    1.00         $3.07
  3016    Art To Go (Temp.)                                 3,125    0.92         $3.07

                               Shops with 3,501-5,000 SF

  2004    Sav-On-Plants (Temp.)                             4,257    2.00         $2.26
  4050    America's Best Contacts & Eye                     4,300    7.92        $12.53
                                                           ======
          Total                                            34,450

=======================================================================================

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                             Income Approach
================================================================================

Analysis of Market Comparisons and Estimation of Market Rent For Market Square

     It is necessary to estimate current market rent for both the occupied and vacant spaces at Market Square. For the occupied spaces, the current market rent will then be forecast forward and used in the cash flow model when the existing leases expire. For vacant spaces, it is the basis for future market rent estimates that are needed when these spaces are forecast to be leased. Our experience with other malls and conversations with Urban Retail Property's leasing agent, show that base rental rates for shop spaces are generally determined by five factors: tenant type, space size, location, lease term, and the tenant finish allowance that is provided by the landlord. In malls such as the subject, size and location seem to be the most important. To aid in our selections, we reviewed recent leases at both Market Square and other Southeastern malls and then compared them to the database in Dollars and Cents of Shopping Centers. Unfortunately, leasing agents at the more directly competitive centers to Market Square would not give us details of recent leases at their properties. This is understandable given the competitive nature of this market. For comparison purposes, we reviewed the median rates for new leases at other malls from Dollars and Cents of Shopping Centers. This data is presented in chart form later in the report.

     Since this mall has reached stabilized shop occupancy, we believe that this is strong evidence that the actual subject leases are the best comparables to indicate likely rentals for space at this property. For this reason, we have placed primary emphasis on the recently negotiated leases at this property, but we have also considered the comparable data that we have assembled. The previous chart summarizes recent leases at Market Square by size. This data is also presented in the Addenda in a different format A comparison of the previously mentioned two charts shows that base rental rates at the subject are within the range exhibited by the comparables and fall near the lower end of the range.

Competition

     The chart of recent leases at Market Square summarizes details of those leases that started in the last two years. These leases total about 34,250 square feet or about 14 percent of shop/storage GLA. The recent leases at the subject have rates (average over the term) that exhibit a broad range of from about $0.23 to $93.75 per square foot. The differential in rates is because of the five previously named factors. The low end of the range is for storage spaces with poor locations on short term leases. The upper end of the range is for a small kiosk that is well located. These are effective rates and recognizes free rent and any steps over the lease term.

     The chart above summarizes the recent leases arranged by size and shows a general pattern of an inverse relationship between suite size and rent. As the suite size increases, the average unit base rent that is achieved usually declines. Shorter term leases with temporary tenants tend to not always follow this pattern. This pattern is typical at other malls that we have recently appraised. There are other factors that impact the rate such as:

     o    location in the mall

     o    amount of finish allowance or other concession

     o    unit frontage and/or depth

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

     o    length of lease,

     o merchandise category of the tenant, therefore, its potential sales volume, and

     o    credit worthiness of the tenant.

     The existing rent roll is broken down by size as follows:


================================================================================
                Breakdown of Existing Rent Roll by Size of Space
                         Market Square Mall as of 4/1/96
                                     Applicable             % of
 Size (SF) Range                      GLA (SF)              Total
================================================================================
Under 750                               5,788                1.6%
751-1,200                              13,213                3.7%
1,201-2000                             18,506                5.2%
2,001-3,500                            76,599               21.3%
3,501-5,000                            53,857               15.0%
5,001-10,000                           24,655                6.9%
Over 10,000                            20,394                5.7%
                                     ---------
Subtotal                              213,012               59.4%

Kiosk                                     835                0.2%
Storage                                 4,832                1.3%
Theatre                                17,500                4.9%
Food Court                              7,606                2.1%
Anchors                               115,093               32.1%
                                     ---------
Subtotal                              145,866               40.6%

Total SF                              358,878
================================================================================

     Since the tenant mix may not be fixed over time, we have elected to use size as the primary criteria for selecting market rent estimates. We, however, recognize that there are some merchandise categories of tenants that usually pay substantially above or below average rates. For this reason, the rent roll chart discussed above isolates the spaces occupied by these tenants and assumed that they will always be occupied by tenants in the same categories. These categories are:

     o    food court

     o    kiosk

     o    theater

     o    anchors

     o    jewelry

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

     The following chart summarizes the median total rent for tenants in U.S. regional shopping centers from the database published in the 1995 Edition of Dollar & Cents of Shopping Centers.

================================================================================
  Median Size (SF)     Median Total Rent/SF           Merchandise Category
--------------------------------------------------------------------------------
     < 1,000 SF
--------------------------------------------------------------------------------
         828               $21.50                        Specialty Food
--------------------------------------------------------------------------------
         537               $50.00                             Hosiery
--------------------------------------------------------------------------------
         832               $32.20                         Costume Jewelry
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   1,001-1,500 SF
--------------------------------------------------------------------------------
       1,207               $18.34                          Delicatessen
--------------------------------------------------------------------------------
       1,462               $19.79                           Health Food
--------------------------------------------------------------------------------
       1,097               $35.00                            Bath Shop
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   1,501-2,000 SF
--------------------------------------------------------------------------------
       1,737               $35.00                          Uniform Shop
--------------------------------------------------------------------------------
       1,900               $21.37                            Furniture
--------------------------------------------------------------------------------
       1,590               $25.00                          Computer/Software
--------------------------------------------------------------------------------
       1,722               $14.09                              Hobby
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   2,001-2,500 SF
--------------------------------------------------------------------------------
       2,184               $20.00                        Athletic Footwear
--------------------------------------------------------------------------------
       2,385               $26.41                        China & Glassware
--------------------------------------------------------------------------------
       2,375               $15.00                      Radio, Video, Stereo
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  2,501-3,000 SF
--------------------------------------------------------------------------------
       2,838               $20.00                        Women's Specialty
--------------------------------------------------------------------------------
       3,000               $15.05                          Family Shoes
--------------------------------------------------------------------------------
       2,808               $18.57                             Arcade
--------------------------------------------------------------------------------
       2,759               $20.00                         Records & Tapes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  3,001-4,000 SF
--------------------------------------------------------------------------------
       3,996               $9.67                           Variety Store
--------------------------------------------------------------------------------
       3,625               $14.54                   Restaurant w/o Liquor Sales
--------------------------------------------------------------------------------
       3,386               $20.63                          Unisex/Jeans
--------------------------------------------------------------------------------
       3,891               $15.00                      Women's Ready to Wear
--------------------------------------------------------------------------------
       3,443               $16.00                             Toys
--------------------------------------------------------------------------------
       3,835               $$8.50                          Fabric Store
--------------------------------------------------------------------------------
       3,169               $17.00                             Books
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  4,001-5,000 SF
--------------------------------------------------------------------------------
       4,836               $11.38                          Sporting Goods
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  5,001-10,000 SF
--------------------------------------------------------------------------------
       6,410               $10.22                              Drugs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     >10,000 SF
--------------------------------------------------------------------------------
      10,857               $7.33                             Cafeteria
================================================================================

       The following chart shows the average rental rate for tenants in the merchandise categories that are identified above as reported in the 1995 Edition of Dollars 8 Cents of Shopping Centers.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================


================================================================================
             Median Rental Rates of Selected Merchandise Categories
                                Regional Centers
            Source: Dollars & Cents of Shopping Centers-1995 Edition
================================================================================
                  Category                              Average Rate

                  Food Court                               $15-$50
                  Jewelry                                  $45.63
                  Kiosk                                    $72-$125
                  Theatre                                   $6.85
                  Anchor                                    $2.61
================================================================================

     We used all of the above in estimating current market rent for the tenant spaces that exist at this mall today. The following chart summarizes our market rent estimates by size or merchandise category for the non-anchor tenants.


================================================================================
                          Market Rent Estimate Summary
                              For Non-Anchor Spaces

                                                         Market Rent
      Size SF) Range                                      Estimate
================================================================================

       Under 750                                           $25.00
       751-1,200                                           $22.00
       1,201-2000                                          $20.00
       2,001-3,500                                         $15.00
       3,501-5,000                                         $10.00
       5,001-10,000                                        $10.00
       Over 10,000                                         $10.00


       Kiosk                                               $90.00
       Temporary < 2,000 sf                                 $6.00
       Temporary > 2,000 sf                                 $3.50
       Remainder of Phar Mor                                $7.50
       Jewerly                                             $45.00
       Storage < 200 sf                                     $5.50
       Storage >  1,000 sf                                  $0.50
       Food Court <   1,000 sf                             $40.00
       Food Court >  1,000 sf                              $35.00

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

Vacant Space

     Approximately 78,000 square feet of mall shop/storage space is vacant and available. About 26, 000 SF (33.3%) of the above is first generation space that was added as part of the 1986 mall expansion and has never leased. We see nothing to suggest that this first generation space will lease in the foreseeable future. The 78,000 SF is equivalent to about 32% of existing shop/storage space but only about 30% of shop/storage space after the AMC leases starts in late 1996. It is noted that the 78,000 SF includes the 17,500 former theatre that will be absorbed into the AMC theatre space when it opens in late 1996.

     The previous historical occupancy chart shows that shop/storage space occupancy has ranged from about 54 to 78% at selected times since December, 1988. This, in our opinion, represents stabilized shop occupancy for this property. For our analysis, we have assumed that the existing vacant spaces will always be vacant as a global, static vacancy instead of downtime between leases. We realize that this is not what will actually happen but it yields approximately the same result.

     In the final analysis, the method of vacancy loss selected is equivalent to:

     o About 67% shop occupancy between the present and late 1996 when the AMC theatre opens.

     o When the AMC theatre opens, the former theatre space will no longer be part of shop GLA so the permanently vacant shop space will represent only 23% of shop GLA. However, the remainder of the former Phar Mor store (36,100 SF) becomes part of shop GLA in late 1996. We have assumed that this space will be vacant until late 1999. The combination of these two changes in tenant mix and GLA produce shop occupancy of about 63% from late 1996 until late 1999. Once the remainder of the former Phar Mor store leases, shop occupancy increases to about 77% for the remainder of the analysis period.

Temporary Tenants

     Nine spaces are currently occupied by tenants on short term (month to month to 2 year) leases. These spaces contain about 22,300 SF which represents about 9% of existing shop GLA. The data we reviewed and our discussions with management suggest that this is typical for this property but we find it to by atypical based on the other southeastern malls that we have recently appraised, especially those in the Atlanta area. We believe this is a product of the weak occupancy at this property which has forced management to consider an above average number of weaker non-national chain affiliated tenants. We assumed that spaces now occupied by temporary tenants will continue to be throughout the analysis period.

Sales Volumes

        A chart, in the Addenda, shows recent historical sales volumes from this property. It shows shop sales were about $201 per square foot-1995 and have fluctuated since 1992.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

Near-Term Lease Expirations

     A chart in the Addenda shows that over the next two years leases on about 75,400 square foot or about 75,440 square feet or about 31 percent of shop space expires. This presents a moderate risk to a potential investor.

Occupancy Cost As a Percent of Sales of In Line Shops

     We have found that tenants usually are keenly aware of their occupancy costs particularly as they related to projected sales volume. They often back into a target rental rate based on the projected sales at a particular store. Occupancy cost includes rent (base as well as percentage rent) and expense reimbursement charges such as CAM and real estate taxes. There are other charges that, arguably, could be considered occupancy costs such as: tenant utilities/HVAC, promotion, salaries, business taxes, etc. We do not include these in our analysis because we have found no industry standard including these costs in occupancy costs. Further, ownership usually does not have direct control over these costs so a tenant can not use them for comparative purposes.

     Our research and experience shows that the typical range for occupancy generally falls in the 12 percent to 15 percent range. Most tenants will resist total occupancy costs that exceed 15 percent of sales, however, ratios of upwards to 20 percent are not uncommon. Obviously this will vary considerably but, on average, these ratios are realistic. However, in higher end markets where tenants are able to generate sales above industry averages, tenants can generally pay rents which fall toward the upper end of the ratio range. This is because, if the volume of sales is high the profit margin can be lower.

     The Tenant Revenue Report in the Pro-Ject software shows that occupancy cost as a percentage of estimated sales will be within the above range for most tenants. This gives a comfort level in our estimates of future market rent and sales volume for the tenants. In instances where it was apparent that current sales/occupancy cost ratio was well above the acceptable range, we assumed that the existing tenant would not extend at the expiration of the existing term.

     The following chart summarizes the median total rent as a percentage of sales for various merchandise categories as shown in Dollars & Cents of Shopping Centers (1995).

                    Range of Total Changes to Sales Volume
                  Dollars & Centers of Shopping Centers (1995)
                         U.S. Regional Shopping Centers

================================================================================
                                 Median    Median    Median Total  Median Total
 Retail Category                Sales/SF  Sales/SF   Charged/As   Charges As %
                                                     of Sales(1)    of Sales(1)
================================================================================
Clothing and Accessories          $175      $374       10.99           16.62%
Shoes                             $174      $322        9.56%          16.31%
Fast Food                         $228      $547        9.9%           19.4%
Jewels                            $525      $525        9.53%           9.53%
Radios, Video, Stereo             $274      $274        8.9%            8.9%
--------------------------------------------------------------------------------
(1)  Includes: base rent, percentage rent and all reimbursable charges.
================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

Known Move-ins/Move-outs

     We were told by Jeanne Morrison, the leasing agent, that there are a number of known move-outs that should be considered in our analysis. They are listed in the cash flow assumptions that are presented later in the report. There were no known move-ins except AMC, which has previously been mentioned.

 Market Rent Growth Rate

     We assume market rental rates will increase 0 percent in 1996 and 1997 and 2 percent per year in 1998 and thereafter. We believe the above pattern is reasonable based on our knowledge of this property and a review of the investor survey responses. The survey shows anticipated growth in market rent that ranges from about 0 to 4.0 percent with an average range of 2.8 to 3.9 percent. Our average market rent growth rate over 10 years falls below the mean range. We considered the following in arriving at our conclusion:

     o The is one vacant anchor store. A portion of it will be absorbed by AMC in late 1996 but 36,100 SF will remain to be leased.

     o Less than 70% of the shop space is currently occupied and recent historical occupancy has been weak.

     o The AMC lease is a positive for the property but we nor an investor has any way of accurately knowing if the addition of AMC will improve demand for shop space at Market Square.

     All of the above suggest that there will be little demand pressure on market rent for the foreseeable future so we selected slow growth rates.

Percentage Rent

     We have found that most shop leases at Market Square have overage clauses. This is typical for regional malls and this market. Percentage clauses generally range from 3-10% but predominately fall into the 5-6% range. At Market Square, recent percentage rent collections have been

     o    1993 @ $78,622

     o    1994 @ $74,995

     o    1995 @ $27,233

     Management forecasts percentage rent for 1996 to be about $68,100. Our first fiscal year (June, 1996-May, 1997) estimate of percentage rent is substantially higher at about $111,600. The difference is due to differing assumptions. Management's forecast does not include a number of tenants that are now paying percentage rent in lieu of base rent in Ks analysis. They are in our future estimates. Our estimate of base rent is substantially less than management's budget for the same reason.

================================================================================
                                      -80-

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

Miscellaneous Income and Other Revenue Sources

     Most malls have a merchant's association/promotion fund that is contributed to by the merchants. Then the mall owner makes a contribution in cash or services that is usually equal to about 25 % of the aggregate contributions from the tenants. This is the case at this property. Management tells us that this fund is operated separately from the mall operation and is neither a profit center or a liability for the ownership. Historically, the fund has spent what is collected so it is "neutral" to the operation of the mall. Therefore, we have left the revenue from the fund out of our analysis and only included the owner's contribution as an expense. It will be discussed in more detail in a latter section of this report.

     This property has historically produced a small amount of miscellaneous income. Based on its history, we assumed about $2,500 was appropriate for 1996.

Recovery of Operating Expenses

     CAM and Real Estate Taxes

     Most tenants at Market Square pay recovery of CAM (including insurance), and real estate taxes. The calculation of expenses that are subject to reimbursement is a negotiable item and has changed over time so the structure varies from lease to lease. This is an older property that has many older leases and has been managed by several different management companies through the years. Consequently, there are numerous different structures of recovery clauses in existing leases. There is no way to accurately model the multitude of recovery variations in the existing leases in the Pro-Ject software so we have tried to approximate the recoveries as closely as possible. We started with the 1995 recovery per square foot for each tenant and assumed future contributions based on 3.5 percent per year growth until lease expiration. Urban Retail Properties has a recovery structure that is typical of the industry and it has tried to use this structure in all recent leases. However, as stated, recovery provisions are a negotiable item in lease discussion. With one major exception, Urban Retail Properties' standard structure is assumed to be used in all future leases. To summarize its provisions for shop tenants:

     o Pro rata share of real estate taxes less contributions from anchors and outside facing tenants.

     o Pro rata share of CAM plus a 15% administrative fee less contributions from anchor tenants.

     o The denominator used by management for calculation of the tenant's pro rata share is occupied shop area.

     The exception to the above structure is that management capped CAM expenses at $5.56/SF in 1995 because the mall shops' low occupancy resulted in atypically high proposed CAM/SF for shop tenants with leases basing pro rata share of CAM expenses on occupied area. The CAM cap produces an unusually high CAM cost to the landlord. Management expects to have to cap 1996 CAM at about $6.00/SF. We have assumed that CAM will continue to be capped for the foreseeable future and we believe that a typical investor would also.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

     The food court tenants also pay reimbursement of food court CAM expenses based on their pro rata share. The pro rata share is, however, based on a complicated formula using both total food court sales and area as the denominator. We can not structure our model with such level of detail so we have used only food court area as the denominator in future leases.

Utilities

     At Market Square, electricity for tenant spaces is purchased in bulk from the power company and reimbursed by tenants based on individual meters. This method resulted in a profit in 1993 & 1994 and a loss in 1995. Management expects another small loss in 1996.

     Utilities reimbursements have been fairly consistent over the last few years but depends on occupancy. It was about $577,200 in 1995 and management forecasts this revenue source at about $560,800 in 1996. We analyzed reimbursements on an aggregate rather than a per tenant basis. Based on the historical data, we estimated 1996 utilities reimbursement at about $550,000 which is about 4% less than our estimate of the tenant utilities cost estimate that will be discussed later in the report.

Vacancy and Collection Loss

     Both the investor and the appraiser are primarily interested in the annual revenue an income property is likely to produce over a specified period of time, rather than the income it could produce if it were always 100 percent occupied and all tenants were paying their rent in full and on time. A normally prudent practice is to expect some income loss as tenants vacate, fail to pay rent, or pay their rent late.

     In an earlier section, we discussed historical occupancy and the rationale for the method of reflecting vacancy the we selected. We assumed that all spaces that are currently vacant and non-revenue producing will continue to be.

     Collection loss is estimated at 2.0% of gross rental income. We believe that this figure is appropriate based on our experience with other properties, and the tenant mix/historical occupancy at Market Square.

Operating Expenses

     We estimated the property's annual operating expenses after reviewing its historical performance and reviewing the operating statements of similar centers with which we are familiar. We analyzed each item of expense and estimated amounts a typical informed investor would consider normal. We also examined industry norms as reported in the Urban Land Institute's publication, Dollars & Cents of Shopping Centers.

     A three-year operating history for the property, a 1996 budget, and our operating expense estimate for the property are presented in the table on the following page.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

==========================================================================================================================
                                      Operating Income and Expense Analysis-Market Square Mall
==========================================================================================================================
                                                     1993                      1994                     1995
                                            ==============================================================================
                                                  Total       Per SF       Total        Per SF      Total        Per SF
==========================================================================================================================
Income
          Base Rent (2)                        $3,366,356      $9.39     $3,237,443     $9.03     $3,210,341     $8.96
          Percentage Rent                         $78,622      $0.22        $74,995     $0.21        $27,233     $0.08
          Expense Recoveries:
            Common Area Maint.                   $886,819      $2.47       $858,609     $2.40       $786,061     $2.19
            Food Court CAM                        $87,451      $0.24        $74,440     $0.21        $83,121     $0.23
            Real Estate Taxes                    $252,723      $0.71       $309,724     $0.86       $261,574     $0.73
            Tenant Utilities                     $591,625      $1.65       $625,839     $1.75       $577,221     $1.61
          Other Income                             $3,334      $0.01         $4,226     $0.01         $3,153     $0.01
                                            ------------------------------------------------------------------------------
Effective Gross Income                         $5,266,930     $14.70     $5,185,276    $14.47     $4,948,704    $13.81

Recoverable Expenses
          Common Area Maintenance:
            Outside CAM                          $178,950      $0.50       $267,890     $0.75       $169,314     $0.47
            Inside CAM                           $977,187      $2.73       $972,682     $2.71     $1,090,509     $3.04
          Food Court CAM                          $93,584      $0.26       $106,441     $0.30        $97,956     $0.27
          Utilities (3)                          $560,983      $1.57       $584,785     $1.63       $582,638     $1.63
          Real Estate Taxes (5)                  $506,018      $1.41       $414,171     $1.16       $443,578     $1.24
          Miscellaneous                           $31,181      $0.09        $18,906     $0.05        $15,430     $0.04
                                            ------------------------------------------------------------------------------
                                      Total    $2,347,903      $6.55     $2,364,875     $6.60     $2,399,425     $6.70

Non-Recoverable Expenses
          Administrative (4)                     $396,458      $1.11       $448,856     $1.25       $294,727     $0.82
          Management                             $145,269      $0.41       $138,766     $0.39       $137,000     $0.38
                                            ------------------------------------------------------------------------------
                                      Total      $541,727      $1.51       $587,622     $1.64       $431,727     $1.20

Total Operating Expenses                       $2,889,630      $8.06     $2,952,497     $8.24     $2,831,152     $7.90

Net Operating Income                           $2,377,300      $6.63     $2,232,779     $6.23     $2,117,552     $5.91

Operating Expense Ratio                             54.9%                     56.9%                    57.2%



                                              ==================================================
                                                   Owner's Budget            C&W 1996 Estimate
                                              ==================================================
                                                   Total      Per SF         Total      Per SF
                                              ==================================================
Income
          Base Rent (2)                         $2,797,375     $7.81      $2,600,000      $7.25
          Percentage Rent                          $68,144     $0.19        $111,600      $0.31
          Expense Recoveries:
            Common Area Maint.                    $779,042     $2.17        $700,000      $1.95
            Food Court CAM                         $89,413     $0.25         $80,200      $0.22
            Real Estate Taxes                     $309,929     $0.86        $252,000      $0.70
            Tenant Utilities                      $560,829     $1.56        $550,000      $1.53
          Other Income                              $2,372     $0.01          $2,500      $0.01
                                            ----------------------------------------------------
Effective Gross Income                          $4,607,104    $12.86      $4,296,300     $11.99

Recoverable Expenses
          Common Area Maintenance:
            Outside CAM                           $216,854     $0.61        $200,000      $0.56
            Inside CAM                          $1,147,584     $3.20      $1,150,000      $3.21
          Food Court CAM                          $102,216     $0.29        $100,000      $0.28
          Utilities (3)                           $564,397     $1.57        $575,000      $1.60
          Real Estate Taxes (5)                   $478,952     $1.34        $385,800      $1.08
          Miscellaneous                                 $0     $0.00         $15,000      $0.04
                                            ----------------------------------------------------
                                      Total     $2,510,003     $7.00      $2,425,800      $6.77

Non-Recoverable Expenses
          Administrative (4)                      $145,041     $0.40        $200,000      $0.56
          Management                              $114,619     $0.32         $98,000      $0.27
                                            ----------------------------------------------------
                                      Total       $259,660     $0.72        $298,000      $0.83

Total Operating Expenses                        $2,769,663     $7.73      $2,723,800      $7.60

Net Operating Income                            $1,837,441     $5.13      $1,572,500      $4.39

Operating Expense Ratio                              60.1%                     63.4%

--------------------------------------------------------------------------------
1. $/SF is based on GLA owned of 358, 378 s.f. which includes Stein Mart, the former theatre and the former Phar-Mor spaces.

2. Includes Income from temporary tenants.

3. Utilities and other charges for tenant spaces that are charged back to tenants.

4. Excludes management fee but includes the owners portion of the promotion fund dues.

5. Includes taxes on a free standing parcel owned by mall owner which was sold off in late 1995.

--------------------------------------------------------------------------------

================================================================================

                                                            Income Approach
================================================================================


Recoverable Operating Expenses

     We analyzed each item of expense individually and estimated a level of expense we believe a typical investor in a property like this would consider reasonable. We made our estimates on a calendar year basis. The cash flow model, presented later, is on a fiscal year basis starting in June 1996.

Common Area Maintenance

     This expense category includes the annual cost of building maintenance contracts, casual labor and benefits, security, landscaping, cleaning and janitorial, exterminating, supplies, trash removal, exterior lighting, common area energy, gas and fuel, equipment rental, and other miscellaneous charges. Management separates these expenses into inside and outside components. The previous chart shows historical performance. In 1995, these amounts were approximately $1,090,500 and $169,300, respectively. Combined, they are equivalent to about $3.51 per square foot of owned GlA.

     Based on comparable data, the subject's recent history, and the budget, we estimated inside and outside CAM expenses of $1,150,000 and $200,000 respectively in 1996, about $3.77 per square foot of GLA owned.

Real Estate Taxes

     We estimated taxes to be incurred in 1996 at $385,000 which we expect to increase by 3.5 percent per annum over the investment holding period. (For a more complete discussion of this issue, see the section on Real Estate Taxes and Assessments.)

Food Court CAM

     This expense was about $98,000 in 1995 and is budgeted at about $102,200 in 1996. This is equivalent to about $15 per SF of food court area which is reasonable based on our experience with other southeastern malls.

     Based on the historical data, we estimated this expense at about $100,000 in 1996.

Utilities

     The cost/reimbursement relationship of electricity for tenant spaces was discussed earlier. This expense has been about $580,000 for the last two years and management forecasts this cost will decline to about $560,000 in 1996. Based on the historical data and the budget, we estimate the 1996 expense at about $575,000.

Miscellaneous

     This expense covers various tenant reimbursable expenses. This cost has fluctuated over the last few years. In 1995 it was about $15,400 and management forecasts $0 for 1996. We reviewed the history of this expense category and estimated about $15,000 for 1996 to be conservative.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

Non-Recoverable Operating Expenses

     In every center there are a number of expenses that are not typically charged to tenants. The total annual non-recoverable expenses in this center are estimated from property-specific history, as well as accepted industry norms. Again, we have analyzed each item of expense to ascertain what the typical investor in a property like this would consider reasonable, based upon actual operations.

     We present on the following pages a discussion of non-recoverable expenses to be incurred in the operation of the property in the initial year of the forecast. As with recoverable expenses, we estimated calendar year expenses and will make a fiscal year estimate of future years' expenses using the Pro-Ject software.

Administrative

     This expense category includes salaries, travel and entertainment, and dues, office costs and subscriptions. We also made a provision for professional services including legal and accounting fees and other professional consulting services. A major component of this category of expense is the owner's contribution to the marketing fund for the mall. Unfortunately, the data available to us did not isolate this item for comparison or separate listing. The administrative expenses for 1995 were about $294,700 and management forecasts only $145,000 for 1996. We reviewed the historical data and have estimated an expense of about $200,000 equal to $0.56 per square foot of owned GLA in 1996.

Management

     We were told that the annual cost of managing the subject property is currently about 4 percent of minimum and percentage rent. We forecast about 3.5% in the future. Our estimate is representative of a typical management agreement with a qualified firm and the amount is considered typical for a retail center of this size. Our investigation into the market for this property type indicates an overall range of fees of 3.0 to 4.0 percent. In addition, ownership would be expected to continue to pay leasing commissions as it has in the past.

Expense Comparisons

     The market comparisons below should offer a guide to proper levels of expenses and expense ratios. It shows that there is a direct relationship between age of the mall and the operating expense ratio. Unfortunately, Market Square has low occupancy and rental rates. Both factors contribute to an above average operating expense ratio.

     The following chart summarizes operating results from the centers in the database of the Urban Land Institute as published in the 1995 edition of Dollars and Cents of Shopping Centers.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------



====================================================================================================================================
                                         Average Operating Results of U.S. Regional Centers

                                      Source: Dollar & Cents of Shopping Centers - 1995 Edition
====================================================================================================================================



                                          All Centers                     Southern Centers                  4-6 Year Old Centers
 ----------------------------------------------------------------    -----------------------------      ----------------------------
  Property Profile              Low          High         Avg.        Low      High        Avg.         Low      High        Avg.
 ----------------------------
 # of Centers in Sample:         83                                    25                                 6
 Average GLA:                  389,212       810,761      582,893    411,204   710,202     566,136        n/a      n/a       478,576

 Average Sales/SF:
  Mall Shops:                   $126          $285        $176        $130      $195        $156          n/a      n/a        $253
  Department Stores:            $97           $261        $l56        $107      $204        $150          n/a      n/a        n/a

 ----------------------------
   Revenue
 ----------------------------

 Total Rent:                    $6.97         $23.65      $12.97      $6.93     $17.10      $11.14        n/a      n/a        $23.27
 Reimbursements:
  CAM:                          $0.55         $7.28       $3.34       $0.36     $4.92       $2.72         n/a      n/a        $7.09
  Taxes:                        $0.23         $2.69       $1.13       $0.21     $1.65       $0.88         n/a      n/a        $2.75
  Insurance:                    $0.00         $0.28       $0.09       $0.02     $0.31       $0.13         n/a      n/a        n/a
  Miscellaneous:                $0.08         $5.93       $1.97       $0.02     $3.00       $1.57         n/a      n/a        $2.57
 Miscellaneous Income:          $0.06         $3.33       $0.80       $0.03     $1.88       $0.59         n/a      n/a        $1.03
 Total Revenue: (2)             $9.88         $34.40      $19.86      $9.99     $27.21      $16.99        n/a      n/a        $35.89

 ----------------------------
   Expenses
 ----------------------------
 CAM                            $0.76         $5.04       $2.69       $0.78     $4.62       $2.38         n/a      n/a        $4.09
 Repairs & Maintenance (3)      $0.03         $1.09       $0.33       $0.04     $0.96       $0.35         n/a      n/a        n/a
 Advertising & Promotion:       $0.08         $1.79       $0.56       $0.11     $1.52       $0.63         n/a      n/a        $1.10
 Real Estate Taxes:             $0.41         $3.36       $1.27       $0.40     $2.33       $1.15         n/a      n/a        $2.50
 Insurance:                     $0.10         $0.60       $0.26       $0.10     $0.40       $0.23         n/a      n/a        $0.34
 General & Administrative: (1)  $0.45         $2.17       $0.96       $0.34     $1.65       $0.79         n/a      n/a        $2.07
 Management Fees:               $0.22         $0.91       $0.46       $0.18     $0.57       $0.40         n/a      n/a        n/a
 Total Operating Expenses:(2)   $3.39         $15.84      $7.35       $3.06     $10.02      $6.50         n/a      n/a        $9.16

 ----------------------------
   Operating Expense Ratio:     34.3%         46.0%       37.0%       30.6%     36.8%       38.3%         n/a      n/a        25.5%
 ----------------------------

 ----------------------------
   Recovery as a % of Expense
 ----------------------------
 CAM                            72.4%         144.4%      124.2%      46.2%     106.5%      114.3%        n/a      n/a        173.3%
 Taxes                          56.1%         80.1%       89.0%       52.5%     70.8%       76.5%         n/a      n/a        110.0%
 Insurance                      0.0%          46.75%      34.6%       20.0%     77.5%       58.5%         n/a      n/a        n/a




                                      7-9 Year Old Centers              10-19 Year Old Centers            20+   Year Old Centers
 ----------------------------------------------------------------    -----------------------------      ----------------------------
  Property Profile              Low          High         Avg.        Low      High        Avg.         Low      High        Avg.
 ----------------------------
 Low High Avg.
 # of Centers in Sample:         6                                     36                                   32

 Average GLA:                   n/a           n/a       547,797      426,963   804,240     631,530      377,333  885,090    585,610

 Average Sales/SF:
  Mall Shops:                   n/a           n/a         $176        $130      $257        $170          $115     $258       $172
  Department Stores:            n/a           n/a         n/a         $90       $197        $145          $106     $220       $158

 ----------------------------
   Revenue
 ----------------------------
 Total Rent:                    n/a           n/a         $15.08      $8.69     $21.49      $13.29        $4.87    $23.64     $11.09
 Reimbursements:
  CAM:                          n/a           n/a         $3.00       $1.53     $6.41       $3.67         $0.40    $6.30      $2.62
  Taxes:                        n/a           n/a         $1.46       $0.35     $2.41       $1.11         $0.14    $2.55      $0.92
  Insurance:                    n/a           n/a         $0.04       $0.00     $0.23       $0.08         $0.01    $0.28      $0.11
  Miscellaneous:                n/a           n/a          n/a        $0.21     $5.35       $2.10         $0.06    $6.39      $2.13
 Miscellaneous Income:          n/a           n/a         $0.68       $0.10     $3.63       $0.91         $0.02    $2.96      $0.68
 Total Revenue: (2)             n/a           n/a         $21.43      $12.70    $30.40      $20.87        $7.29    $34.26     $16.73

 ----------------------------
   Expenses
 ----------------------------
 CAM                            n/a           n/a         $2.84       $1.07     $5.03       $2.72         $0.74    $4.46      $2.44

 Repairs & Maintenance (3)      n/a           n/a         $0.18       $0.03     $1.22       $0.38         $0.03    $0.75      $0.27
 Advertising & Promotion:       n/a           n/a         $0.72       $0.15     $1.90       $0.70         $0.06    $1.04      $0.34
 Real Estate Taxes:             n/a           n/a         $1.29       $0.45     $3.05       $1.34         $0.29    $2.18      $0.97
 Insurance:                     n/a           n/a         $0.29       $0.13     $0.58       $0.28         $0.08    $0.33      $0.22
 General & Administrative: (1)  n/a           n/a         $0.80       $0.47     $2.28       $1.05         $0.50    $2.07      $0.85
 Management Fees:               n/a           n/a         $0.48       $0.27     $0.86       $0.51         $0.18    $0.60      $0.34
 Total Operating Expenses:(2)   n/a           n/a         $6.66       $3.83     $15.88      $7.93         $2.99    $13.20     $6.38

 ----------------------------
   Operating Expense Ratio:     n/a           n/a         31.1%       30.2%     52.2%       38.0%         41.0%    38.5%      38.1%
 ----------------------------

 ----------------------------
   Recovery as a % of Expense
 ----------------------------
 CAM                            n/a           n/a         105.6%      143.0%    127.4%      134.9%        54.1%    141.3%     107.4%
 Taxes                          n/a           n/a         113.2%      77.8%     79.0%       82.8%         48.3%    117.0%     94.8%
 Insurance                      n/a           n/a         13.8%       0.0%      39.7%       28.6%         12.5%    84.8%      50.0%

====================================================================================================================================

1.   Excluding management fees and leasing commissions.

2.   Because data are averages, detailed dollar ammounts may not add to totals.

3. A malority of this expense is believed to be clean-up/fix-up cost for spaces between tenants.

     We have not included this item in our cash flow analysis because this cost is recognized in our finish/fix-up allowance.

                                                            Income Approach
================================================================================

     Summary of Operating Expenses

     Total operating expense estimates for 1996 are summarized as:

================================================================================
                     Operating Expense Estimate Summary-1996
================================================================================
Recoverable Expenses                               $                 $/SF (1)
Common Area Maintenance:
Outside CAM                                      $200,000              $0.56
Inside CAM                                     $1,150,000              $3.21
Food Court CAM                                   $100,000              $0.28
Utilities                                        $575,000              $1.601
Real Estate Taxes                                $385,800              $1.08
Miscellaneous                                     $15,000              $0.04
                                               ----------
Total                                          $2,425,800              $6.77
Non-Recoverable Expenses
Administrative                                   $200,000              $0.56
Management                                        $98,000              $0.27
                                               ----------
Total                                            $298,000              $0.83
Total Operating Expenses                       $2,723,800

 ------------------------------------
 1. Based on owned GLA of 358,878 sf.
 ------------------------------------
================================================================================
Non Operating Expenses

Alterations/Tenant Finish Allowances

     The principal component of this expense is the estimated cost to prepare a vacant space for tenant use. Recently, some but not all second generation tenants at Market Square have received a construction allowance for alterations. Many of the recent leases that did not involve a retrofit allowance were to temporary tenants who pay a below average rental rate and do not expect a retrofit allowance at the negotiated rate. The mall's leasing agent told us that a retrofit allowance is often paid by the landlord where contemporary leases are involved. The allowance ranges depending on the tenant, condition of the space and the rate negotiated. In these leases, the allowance has recently ranged from about $1 to $15/SF. The higher allowances usually go to new tenants while renewing tenants usually get little or not allowance.

     Most existing space in the center is second generation or previously occupied. The exceptions are listed in the Cash Flow Assumptions later in the report. Second generation spaces are generally leased as a "plain vanilla box". This includes the walls, ceiling, and slab floor left by the previous tenant. The incoming tenant can then use the existing finish or alter the space to their specifications. We have estimated these expenses based on our experience with other properties and discussions with the leasing agent for Market Square.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

     We believe the need to provide tenant finish allowance may continue and we have recognized this cost in our analysis. In our analysis, we allowed for a retrofit allowance of $10 per square foot for new tenants coming into the mall and $2 per square foot for renewal tenants

Leasing Commissions

     The property owner has historically paid a leasing commission for both a new lease as well as a renewal. Leasing commissions for new leases are calculated as $3.50/SF, cashed out. The schedule for renewal leases is $1.50/SF. We discussed commissions with other agents and management companies and found several different structures. The one used at Market Square is one of the prevalent methods found in the market and this has been utilized in our analysis.

Reserves for Replacement

     This category of expense includes funds for the periodic repair and replacement of short-lived real property components such as HVAC systems and parking lot paving. While investors may not actually set these funds aside in a separate account, they do include this provision in the operating expense statement for analytical purposes. Based on our discussions with shopping center owners and our analysis of other centers, we have estimated reserves at $0.20 per square foot of owned GLA

Additional Capital Reserves

     Most regional malls require a cosmetic retrofit of the common area every 7-15 years to remain competitive in its market. The more upscale properties that are dominant in their market will require this upgrade more frequently than the older less dominant properties like the subject. The last common area renovation at Market Square was in conjunction with the 1986 expansion. The common area is still attractive and serviceable. We have made the assumption that the common area may not need to be renovated until 2001. We allowed about $61,400 per year. We arrived at this figure using the following assumptions:

     o The cost to renovate common areas today ranges from $8-15/SF of common area. We have assumed that this cost for Market Square would be about $10/SF today.

     o This cost will grow to about $11.88/SF by 2001 at a 3.5% compound annual rate.

     o The common area is about 37,000 SF which indicates a future cost of about $439,600 in 2001.

     o The annual cost to amortize this expenditure over 12 years between renovations at a 9% rate is about $61,400 per year.

Expense Growth Rate

     In our discounted cash flow analysis to follow, we have estimated that expenses will grow at the rate of 3.5 percent per year during the investment holding period. This is supported by the responses in our latest Investor Survey.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

Income and Expense Summary

     Here we present our estimate of stabilized income and expenses. We choose the second year because it reflects the income from the AMC theatre.

================================================================================
                    Second Year Estimates for Market Square Mall
================================================================================
Income                                                   $                  $/SF

 Base Rent                                          $ 3,222,898             8.99
 Percentage Rent                                    $    96,011             0.27
 Expense Recoveries                                 $ 1,094,260             3.05
 Tenant Utilities                                   $   577,552             1.61
 Other Income                                       $     2,500             0.01
                                                    -----------
 Potential Gross Income                             $ 4,993,221            13.93
 Allowance far Vacancy & Credit Loss                   ($70,245)           -0.20
                                                    -----------
 Effective Gross Income                             $ 4,922,976            13.74

Less: Recoverable Expenses
 Common Area Maintenance                            $ 1,417,627             3.96
   Real Estate Taxes                                $   405,126             1.13
   Utilities                                        $   603,804             1.68
 Food Court CAM                                     $   105,009             0.29
   Miscellaneous                                    $    15,751             0.04
                                                    -----------
   Total Recoverable                                $ 2,547,317             7.11

Less: Non-Recoverable Expenses
 Administrative                                     $   210,019             0.59
   Management                                       $   116,162             0.32
                                                    -----------

   Total Non-Recoverable                            $   326,181             0.91
                                                    -----------
 Total Operating Expenses                           $ 2,873,498             8.02
                                                    ===========
   NET OPERATING INCOME                             $ 2,049,478             5.72

Operating Expense Ratio                                   58.4%
================================================================================

Operating Expense Ratio

     The Operating Results chart, on a previous page, summarizes the average operating expense ratio based on published data from the database in Dollars & Cents of Shopping Centers. All properties are considered mature and stabilized. There are many factors that affect this ratio. Some of them are: age of the improvements, occupancy, percentage of total GLA area owned, and level of expenses and income.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

     In 1995, the subject had a ratio of 57.2 percent which is above the range indicated by the ULI database. This is because Market Square is an older property which has low occupancy and revenue/SF. Both of these factors raise the operating expense ratio. Our first stabilized (second year) estimates for this property produce a ratio of 58.4 percent which is similar to the 1995 actual performance..

Direct Capitalization

     In the direct capitalization method, we estimated market value by dividing stabilized net operating income by an overall rate derived from our analyses of market sales and computed by dividing the net operating income from a sold property by its sale price. The overall capitalization rates derived from the improved property sales are shown below.

================================================================================
                        Summary of Capitalization Rates
================================================================================
              Sale                                       Capitalization
               No.                                            Rate
================================================================================
             SM96-1                                           9.99%
             SM95-7                                           11.1%
             SM95-5                                           10.7%
             SM94-1                                           12.1%
             Terminal Capitalization Rate Selected            11.5%
================================================================================

     The rates above are from the secondary mall transactions that were presented in the Sales Comparison Approach. The transactions listed above were selected because the properties involved are considered to be most similar to Market Square. These transactions exhibit a range of overall capitalization rates of 9.9% to 12.1%. We selected 11.5 % as appropriate to apply to the second year net operating income for Market Square Mall. We considered this property's position in the market, weak historical occupancy and its tenant mix in arriving at the rate we selected.


================================================================================
                             Direct Capitalization
================================================================================
 Net Operating Income                                        $2,049,478
 Divided by Overall Capitalization Rate                            .115

 Indicated Value                                            $17,800,000
 Less: AMC Free Rent                                          -$833,000
                                                               --------

 Estimated Market Value                                     $17,000,000
 Rounded to:                                                  (Rounded)
================================================================================

     The AMC lease starts in late 1996 and there is rent abatement of about $1,000,000. A majority of this loss is expected to be incurred in the second year of the analysis.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                                 Income Approach
================================================================================

Discounted Cash Flow Analysis

     We used the Pro-Ject+ software program to model future income and expense and our discounted cash flow forecast is presented later in this section. The major assumptions used in creating the estimate are as follows:

1. We modeled a 10-year holding period with the net income estimate for the eleventh year used to calculate market value at reversion.

2. The income estimate has as its basis the terms of actual leases in effect. In addition, estimated market rent is assigned to spaces now vacant and to spaces now occupied as they become available in the future at the time existing leases expire.

3. We grew the current estimate of market rent at 0% in 1996 & 1997 and 2.0 percent per annum over the remainder of the holding period.

4. We estimate the current expenses will grow at a rate of 3.5 percent per annum over the holding period.

5. We estimate existing and future tenants will renew their leases 70 percent of the time rather than vacate. This "probability of renewal" affects the calculation of future vacancy resulting from downtime between leases, tenant improvement allowances and leasing commissions.

6. At the expiration of existing leases, it is assumed that replacement tenants will have the same merchandise category as the existing tenants and that the space she will not be reconfigured.

7. Leasing commissions for new tenants are calculated as $3.50/SF paid at the time the tenant moves in. Commissions on renewals are assumed to be $1.50/SF to be paid in cash at the time the leases begins. Both rates will step over the analysis term.

8.   Base Rent and Sales Volume Re-establishment Assumptions, Future Leases.

     o At the expiration of all non-anchor leases, market rent will be the greater of market rent or the last effective (base + percent) rate paid by the tenant. This assumes that if a tenant is already paying an effective rate that is greater than market, they will stay in the space.

     o At the expiration of the primary lease term, H the new base rate is market rent, then the sales volume will be reestablished so that sales equal 90 percent of the breakpoint. On 7-year leases and with the sales growth rate selected, we assume that the breakpoint will be reached in the seventh year. The tenant will begin paying overage in the seventh year of the lease. However, if the new base rate is the previous effective rate, the sales volume from the previous tenant will continue to grow.

     o If the sales volume is reestablished (meaning a new tenant) then overage percentage is reset to 6 percent. The exception is for food court and kiosk spaces which are reset @ 8% and 10%, respectively.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

9.   Leases on spaces now vacant and available will have a 6.0 percent clause.

10.  Tenant Allowance/Fix-up Cost for Second Generation Space is:

     o    $10.00/SF for new tenants

     o    $2.00/SF for renewal tenants

11. Reserves for Replacement Allowance: $.20 per square foot per year over the analysis period.

12. Additional Capital Expenditures Allowance: provides an allowance to retrofit the common area every 12 years at a current cost of $10.00 per square foot of common area based on amortization of the cost at a 9.0 percent rate.

13.  Vacancy and Collection Loss:

     o    Collection loss is 2.0 percent of non-anchor revenue only.

     o Global vacancy was utilized and based on allowing all existing vacant spaces to remain vacant during the entire analysis.

15. Sales volume estimates for 1996 will be 1.0 percent higher than 1995. Sales volumes will grow at 2.0 percent/year thereafter.

16. Space 4054, now occupied by management/leasing, will continue to be used for the same throughout the analysis period. This tenant will pay market rates and retrofit allowance, but no recoveries or commissions.

17. Rich's and Mervyn's will remain in place without operating agreements for 10 years past end of operating agreements. Stein Mart will renew its lease for 10 years at market rates and terms.

18.  The following tenants are known move-outs at the end of their leases:

     o    Champs

     o    Kuppenheimer

     o    Bamies Coffee

     o    World Numismatics

     o    ACOG

These spaces will re-lease after one year downtime at market rates, a 6.0 percent average clause and sales equal to about 90.0 percent of their natural break-points.

================================================================================

                                      -92-
                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

19. The following spaces are first generation and are assumed will never lease. These spaces total 26,156 square feet.

     o    5,320 square feet

     o    2,820 square feet

     o    1,606 square feet

     o    1,810 square feet

     o    2,363 square feet

     o    4,865 square feet

     o    1,692 square feet

     o    2,210 square feet

     o    530 square feet

     o    1,158 square feet

     o    1,782 square feet

20. Spaces now occupied by temporary or storage tenants will continue to have similar occupants. They will pay a lower market rate than longer term leases. The landlord will pay no tenant finish or leasing commissions for these leases which will have 2-year terms. Future temporary leases will pay CAM and tax recovery based on 7.5% and 2.5% of rent, respectively.

21. No downtime between tenants at lease expiration is assumed because we allowed vacant spaces to remain vacant as a global vacancy.

22. Future shop leases (excluding temporary or storage spaces) will have seven year future lease terms.

23. The storage tenants will extend their leases on storage spaces to be co-terminus with their shop leases. The extension rate and terms will be the same as the existing leases.

24. When spaces that are currently vacant are leased, they will not have percent rent clauses in their leases.

25. Month-to-month tenants will extend their stay through 12/96 at the same rate and terms.

26. Retrofit allowance for new food court tenants is S40.00 per square foot in 1996 and will grow at the expense growth rate.


================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

27. Sales volume of AMC Theater is assumed to be $54.00, $60.00 and $67.00 per square foot between 1997 and 2000, respectively. This level of sales equals 80%, 85%, 90% and 100% of the median sales for national chain affiliated cinemas in US regional malls as reported in the 1995 issue of Dollars and Cents of Shopping Centers. Therefore, the breakpoints will not be reached.

29. Two spaces (excluding ACOG spaces) are now occupied by tenants paying percent rent in lieu of base rent. At the expiration of these leases, we assume that these spaces will continue to be occupied by similar tenants who will have similar base rent provisions, but standard recovery clauses. We have assumed sales from existing tenants will grow at the sales growth rate.

30. The space now occupied by ACOG will be re-leased at percentage rent only, but at more typical sales levels for a Kiosk of about 1,000 per square foot in 1996 with an 8.0 percent clause.

31. The following tenants have sales volumes that produce a very high ratio of rent/recoveries to sales and are not expected to remain in the mall. Their spaces are leased at market rents. Future sales are based on 90.0 percent of the breakpoint with a 6.0 percent clause.

     o    Network Paging, #6004

     o    Perfect Pretzel, #3024

     o    Claires, #3025

     o    Hair Cutlery, $6019

32. The 36,100 portion of Phar-Mor space that remains after AMC opens will take three years to lease.

33. We base the estimate of property value at reversion on assumed resale at the end of Year 10, using our forecast of Year 11 net operating income. The reversion value was calculated by applying a capitalization rate of 12.25 percent to the eleventh year NOI and subtracting sales expenses of 2.5 percent.

34. The net cash flows and the net reversion were discounted to net present value using a discount rate of 12.25 percent, the derivation of which is discussed below.

Summary and Conclusion

     We believe that the top performing 15 to 20 regional malls in the country are "trophy" properties. The lowest investment rates reflected on the previous chart would be appropriate for these properties. On the other hand, rates at the upper end of the range would be used for secondary properties. They include malls that have one or more of the following characteristics.

o    Less than 500,000 square feet;

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

     o    Non-dominant in its market;

     o    Three or less well known, stable anchors on long term commitments;

     o    Older and without recent renovation;

     o    Poor location relative to regional access;

     o    Small trade area with weak demographics; and

     o    Poor performance relative to shop sales volumes

     In our opinion, the subject falls into the broad class of properties that are considered a secondary property.

     Investors have shown a shift in preference to initial return, many now place less emphasis on the DCF. Understandably, this thinking has evolved after a few hard years of reality where optimistic cash flow projections did not materialize. The DCF is still, in our opinion, a valid valuation technique that when properly supported, can present a realistic forecast of a property's performance and its current value in the marketplace. Generally, we are inclined to group and characterize regional malls by their overall investment appeal which incorporates a plethora of factors not the least of which is stability of income. On the basis of current income, we find that the following capitalization rates can be tiered to reflect reasonable ranges of investment appeal.


--------------------------------------------------------------------------------
 Cap Rate Range                Category
--------------------------------------------------------------------------------
 7.0% to 8.0%   Top 15-20 malls in the country
--------------------------------------------------------------------------------
 8.0% to 9.5%   Dominant Class A investment grade property, excellent
                demographics (top 50 markets) and considered to present a
                significant barrier to entry to prospective competition
--------------------------------------------------------------------------------
 9.5% to 11.0%  Somewhat broad characterization of investment quality properties ranging from primary MSA's to second tier cities. Properties at the higher end of the scale are probably somewhat vulnerable to new competition in their market
--------------------------------------------------------------------------------
 11.0% to 14.0% Remaining product which has limited appeal or significant risk which will attract only a smaller, select group of investors
--------------------------------------------------------------------------------

     We have considered all of the above relative to the physical and economic characteristics of the subject. It is difficult to relate the subject to comparables that are in such widely divergent markets with different cash flow characteristics. The subject in not dominant, has a weak location for a regional draw, a history of above average vacancy, and below average market rates. Further, its primary anchor has an operating agreement that is about to expire and there is no indication that the landlord will secure an extension. On the positive side, its existing anchors/junior anchors are well known and target the middle sector of the market in this trade area. However, they do not target the more affluent portion of the market. This portion of the market shops at the more distant but upscale competition. In the final analysis, this mall appears to create a barrier to entry to other malls but not a very strong one.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

Terminal Capitalization Rate Selection

     A terminal capitalization rate was used to estimate the market value of the property at the end of the assumed investment holding period. The rate is applied to the eleventh year estimate of net operating income before making deductions for leasing commissions or tenant improvement allowances. We estimated an appropriate terminal rate based on indicated rates in today's market.

================================================================================
                       Summary of Capitalization Rates
================================================================================
                       Sale                  Capitalization
                        No.                       Rate
================================================================================
                      SM96-1                      9.99%
                      SM95-7                     11.10%
                      SM95-5                     10.70%
                      SM94-1                     12.10%
                      Stabilized Capitalization Rate Selected 12.25%
================================================================================

     A premium was added to today's rate to allow for the risk of unforeseen events or trends which might affect our estimate of net operating income during the holding period, including a possible deterioration in market conditions for the property. Investors typically add 50 to 100 basis points to the "going-in" rate to arrive at a terminal capitalization rate, according to Cushman & Wakefield's periodic investor surveys.

Discount Ram Analysis

     We estimated future cash flows, including property value at reversion, and discounted that income stream at an internal rate of return (yield rates) currently required by investors for similar-quality real property. The yield rate (internal rate of return or IRR) is the single rate that discounts all future equity benefits (cash flows and equity reversion) to an estimate of net present value.

     Cushman & Wakefield Valuation Advisory Services periodically surveys national real estate investors to determine their investment objectives. Following is a brief review of internal rates of return, overall rates, and income and expense growth rates considered acceptable by respondents.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                            Income Approach
================================================================================

==========================================================================================================
                                    Cushman & Wakefield Valuation Advisory Services
                                 Fall 1996 National Investor Survey For Regional Malls
==========================================================================================================
                       Going In         Terminal                          Income        Expense Projection
                       Cap Rate         Cap Rate           IRR            Growth         Growth   Period
==========================================================================================================
                      Low    High    Low      High     Low     High     Low     High    Low     High  Year
----------------------------------------------------------------------------------------------------------
                     8.00%   8.50%   8.50%    9.00%   10.50%   10.50%   3.00%   3.50%   4.00    4.00%  10
                     7.75%   8.25%   8.50%    8.75%   11.00%   11.50%   3.50%   4.00%   3.50%   3.50%  10
                     7.50%   7.50%   8.00%    8.00%   11.50%   11.50%   0.00%   4.00%   4.00%   4.00%  10
                     7.50%   9.00%   8.00%    9.75%   10.00%   12.00%   2.00%   4.00%   4.00%   4.00%  10
                     7.00%   8.00%   7.00%    8.00%   11.00%   11.00%   4.00%   4.00%   4.00%   4.00%  10
                     7.50%   8.00%   7.50%    9.00%   10.50%   11.50%   2.00%   3.50%   3.50%   3.50%  10
                     7.00%   8.00%   9.00%   10.00%   10.50%   11.50%   4.00%   4.00%   4.00%   4.00%  10
                     7.50%   8.00%   8.50%    8.50%   10.00%   11.00%   3.00%   3.00%   3.00%   3.00%  10
                     7.50%   9.00%   8.50%    8.50%   11.50%   11.50%   4.00%   5.00%                  10
----------------------------------------------------------------------------------------------------------
No. of Responses       9       9       9        9        9        9       9       9       8        8
Average              7.47%   8.25%   8.17%    8.83%   10.72%   11.33%   2.63%   3.89%   3.75%   3.75%
----------------------------------------------------------------------------------------------------------

==========================================================================================================


     This table summarizes the investment parameters of some of the most prominent investors currently acquiring good quality shopping center properties in the United States. The entire survey is included in the Addenda to this report.

     Overall, we believe that an investor would see this property as below average if comparing it to other smaller malls in second and third tier locations. We believe that this would translate into the use of more conservative assumptions and discount rate than average for this type of property.

     As mentioned, the subject has three well known anchor tenants as well as a mixture of national and local retailers that occupy the shop space. Unfortunately, the two of the existing anchors are not tenants so their sales are not reported and their operating agreements have near-term expirations. A potential investor would be interested in the strength of the anchors for this property and this would impact his choice of both the discount and the terminal capitalization rates. One way of measuring the strength of the anchor is their debt rating. Although two of the existing anchors are not tenants, their continued presence at the mall is very important. If one or more fail, the success of the entire mall could be impacted. Our research shows that two of the three anchors have debt rating by Standard & Poor's, a national rating service. The other one is unlisted. The two anchors that are listed are Mervyn's (Dayton Hudson Corp.) and Rich's (Federated Department Stores) and their debt ratings are BBB+ & B & B-, respectively. AMC Entertainment is expected to be an anchor tenant starting in late 1996. It is rated B. This gives us some measure of comfort in their strength. Unfortunately, we know of no other way of measuring the strength of the remaining anchor.

        The internal rate of return and terminal capitalization rate selected for this analysis were strongly influenced by our recent Investor Survey. We realize that this type of survey reflects target rather than transactional rates. Transactional rates are usually difficult to obtain in the verification process and are actually only target rates of the buyer at the time of sale. The property's performance will ultimately determine the actual yield and capitalization rate at the

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                                 Income Approach
================================================================================

time of sale after a specific holding period. We have found that, in improving markets or with above average properties, demand will be high and transactional rates may be lower than target rates that are quoted in surveys. We have tried to recognize this factor in our choice of these two rates for our cash flow model.

     The investors' internal rates of return cited above range from 10.0 to 12.0 percent. However, in our opinion the investment risk of this property are probably between that of a typical mall and a shopping center. Our Investor Survey shows that the IRR targets for shopping centers had a broader range of from 10% to 14%. For our analysis of this mall, we discounted the cash flows at 12.25% percent.

IRR Selection Summary

     To summarize, we selected 12.0% to 12.5% as an appropriate range of internal rate of return based on our Investor Survey, knowledge of this property, and the market data. As a single rate, we selected 12.25%.

     We considered a number of factors in our choice of internal rate of return:

     o The primary risk factor is that one or both of the two primary, existing anchors may leave the mall when their existing operating agreements expire. Without sales histories, we nor an investor has any way of estimating the risk of closure when existing agreements expire.

     o Vacancy may increase rather than remain generally level and rents may fall rather than increasing at the rates we estimated.

     Ten-Year Cash Flow Analysis

     Based on the discount rate selected above, we estimate property value at $16,900,000, rounded. The full 11-year cash flow is presented on the following page.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                              MARKET SQUARE GEORGIA
                            PROJECT DESIGNATOR: MKS2
                             REVISION: 5/16/96 11:39
                             ANNUAL CASH FLOW REPORT
                          BEGINNING 6/1/96 FOR 12 YEARS
                                  5/16/96 11:40


                         FYl997        FYl998       FY1999        FY2000        FY2001        FY2002
 INCOME
 ------
 MINIMUM RENT:
 ALL TENANTS           2,688,755     3,222,898     3,373,248     3,468,117     3,729,693     3,783,856
                       ---------     ---------     ---------     ---------     ---------     ---------
 TOTAL MINIMUM RENT    2,688,755     3,222,898     3,373,248     3,468,117     3,729,693     3,783,856
 RECOVERIES:
 CAM-MALL SHOPS          602,643       608,979       700,183       769,805     1,019,334     1,069,810
 TAX-MALL SHOPS          182,428       162,516       172,567       177,303       220,243       231,961
 TAX-ANCHOR/OUTSIDE       69,600       127,423       130,479       133,642       130,507       127,037
 CAM-ANCHOR TENANTS      107,149       109,496       111,925       114,440       117,042       119,736
 FOOD COURT CAM           80,237        85,846        93,511        98,705       102,160       105,736
                       ---------     ---------     ---------     ---------     ---------     ---------
 TOTAL RECOVERIES      1,042,057     1,094,260     1,208,665     1,293,895     1,589,286     1,654,280
 OVERAGE RENT            111,603        96,011        97,056        71,798        65,151        68,960

 SALES VOLUME(000)        29,073        28,907        31,744        32,576        33,227        34,251
                       ---------     ---------     ---------     ---------     ---------     ---------

 GROSS RENTAL
 INCOME                3,842,415     4,413,169     4,678,969     4,833,810     5,384,130     5,507,096

 CREDIT LOSS             (72,739)      (70,245)      (75,464)      (78,461)      (89,365)      (91,717)

 OTHER TENANT              2,500         2,500         2,521         2,571         2,623         2,675
 TENANT UTILITIES        558,021       577,552       597,766       618,688       640,342       662,754
                       ---------     ---------     ---------     ---------     ---------     ---------

 TOTAL INCOME          4,330,197     4,922,976     5,203,792     5,376,608     5,937,730     6,080,808

EXPENSES
--------
 OUTSIDE CAM             202,917       210,019       217,369       224,977       232,852       241,001
 INSIDE CAM            1,166,771     1,207,608     1,249,874     1,293,620     1,338,896     1,385,758
 UTILITIES               583,385       603,804       624,937       646,810       669,448       692,879
 REAL ESTATE TAXES       391,426       405,126       419,306       433,981       449,171       464,892

 FOOD CWRT EXPENSE       101,458       105,009       108,685       112,489       116,426       120,501
 GENERAL ADMIN           202,917       210,019       217,369       224,977       232,852       241,001
 MISCELLANEOUS            15,219        15,751        16,303        16,873        17,464        18,075
 MANAGEMENT FEE           98,012       116,162       121,461       123,897       132,819       134,848
                       ---------     ---------     ---------     ---------     ---------     ---------
 TOTAL EXPENSES        2,762,105     2,873,498     2,975,304     3,077,624     3,189,928     3,298,955
                       ---------     ---------     ---------     ---------     ---------     ---------
NET OPERATING
 INCOME                1,568,092     2,049,478     2,228,488     2,298,894     2,747,802     2,781,802




                         FY2003        FY2004        FY2005       FY2006        FY2007        FY2008
INCOME
------
 MINIMUM RENT:
 ALL TENANTS           3,806,122     3,875,916     3,924,989     4,005,447     4,032,022     4,227,154
                       ---------     ---------     ---------     ---------     ---------     ---------
 TOTAL MINIMUM RENT    3,806,122     3,875,916     3,924,989     4,005,447     4,032,022     4,227,154
 RECOVERIES:
 CAM-MALL SHOPS        1,106,880     1,l89,845     1,249,581     1,293,093     1,337,350     1,528,385
 TAX-MALL SHOPS          239,057       252,417       269,925       278,101       287,611       305,954
 TAX-ANCHOR/OUTSIDE      130,080       131,720       127,113       130,158       133,311       136,573
 CAM-ANCHOR TENANTS      122,523       125,407       128,394       131,484       134,683       137,994
 FOOD COURT CAM          111,862       115,084       121,450       142,404       148,699       153,902
                       ---------     ---------     ---------     ---------     ---------     ---------
 TOTAL RECOVERIES      1,710,402     1,814,473     1,896,463     1,975,240     2,041,654     2,262,808
 OVERAGE RENT             77,364        85,749        91,761        85,229        87,307        59,070

 SALES VOLUME(000)        35,277        36,333        37,479        38,636        39,816        41,713

 GROSS RENTAL
 INCOME                5,593,888     5,776,138     5,913,213     6,065,916     6,160,983     6,549,032
 CREDIT LOSS             (93,342)      (96,872)      (99,495)     (102,427)     (104,201)     (111,830)

 OTHER TENANT              2,729         2,783         2,839         2,896         2,954         3,013
 TENANT UTILITIES        685,950       709,958       734,8O7       760,525       787,143       814,693
                       ---------     ---------     ---------     ---------     ---------     ---------
 TOTAL INCOME          6,189,225     6,392,007     6,551,364     6,726,910     6,846,879     7,254,908

EXPENSES
--------
 OUTSIDE CAM             249,436       258,167       267,202       276,555       286,234       296,252
 INSIDE CAM            1,434,259     1,484,458     1,536,414     1,590,189     1,645,845     1,703,450
 UTILITIES               717,130       742,229       768,207       795,094       822,923       851,725
 REAL ESTATE TAXES       481,163       498,003       515,434       533,474       552,145       571,470

 FOOD CWRT EXPENSE       124,718       129,083       133,601       138,277       143,117       148,126
 GENERAL ADMIN           249,436       258,167       267,202       276,555       286,234       296,252
 MISCELLANEOUS            18,708        19,362        20,040        20,742        21,468        22,219
 MANAGEMENT FEE          135,922       138,658       140,586       143,173       144,176       150,018
                       ---------     ---------     ---------     ---------     ---------     ---------
 TOTAL EXPENSES        3,410,772     3,528,127     3,648,686     3,774,059     3,902,142     4,039,512
                       ---------     ---------     ---------     ---------     ---------     ---------
NET OPERATING
 INCOME                2,778,453     2,863,880     2,902,678     2,952,851     2,944,737     3,215,396

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                                          PAGE 2

                                     FY1997     FY1998      FY1999      FY2000       FY2001      FY2002
ALTERATIONS                        1,969,043    222,446     107,953     453,441      59,927      17,997
COMMISSIONS                          249,853     88,627      39,630     149,248      24,925       8,351
REPL'MENT RESERVE                          0     75,530      78,173      80,909      83,741      86,672
ADD. CAPITAL RES                      75,000     61,400      61,400      61,400      61,400      61,400
AMC FREE RENT                        166,667    833,333           0           0           0           0
                                  ----------    -------   ---------   ---------   ---------   ---------
CASH FLOW                           (892,471)   768,142   1,941,332   1,553,986   2,517,809   2,607,433


                                     FY2003      FY2004      FY2005      FY2006      FY2007      FY2008
ALTERATIONS                          18,636     331,512     231,885     120,860     324,172     188,534
COMMISSIONS                           4,372     141,393      87,502      43,051     133,981      80,710
REPL'MENT RESERVE                    89,706      92,845      96,095      99,458     102,939     106,542
ADD. CAPITAL RES                     61,400      61,400      61,400      61,400      61,400      61,400
AMC FREE RENT                             0           0           0           0           0           0
                                  ---------   ---------   ---------   ---------   ---------   ---------
CASH FLOW                         2,604,339   2,236,730   2,425,796   2,628,082   2,322,245   2,778,210

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                    ---------------------------
                                                    VALUATION ADVISORY SERVICES
                                                    ---------------------------

                                                                 Income Approach
================================================================================

     The following chart summarizes the present value of the cash flows and the reversion with a range of discount and terminal rates while assuming a sale at the end of the assumed holding period (ten years).

================================================================================
        PURCHASE/SALE FIELD TABLE FOR MARKET SQUARE MALL-DECATUR, GEORGIA
                           REVISION: 5/16/96 @ 11:31
                                 5/16/96 @ 11.33
             Purchase Price(OOO's)/Cap Going In as a function of IRR
              All Cash analysis (Purchased June 1996 Sold May 2006)

                         Sale Price(OOO's)/Terminal Cap

                    25,632  25,098   24,586   24,094    23,621
        IRR         11.75   12.00    12.25    12.50     12.75
--------------------------------------------------------------------------------
       11.75        17,894  17,718   17,549   17,387    17,232
                    10.22   10.32    10.42    10.52     10.61
       12.00        17,576  17,405   17,240   17,081    16,929
                    10.40   10.51    10.61    10.70     10 80
       12.25        17,266  17,098   16,937   16,782    16,633
                    10.59   10.69    10.80    10.90     10.99
       12.50        16,962  16,798   16,640   16,489    16,343
                    10.78   10.89    10.99    11.09     11.19
       12.75        16,665  16,504   16,350   16,202    16,060
                    10.97   11.08    11.18    11.29     11.39

================================================================================
IRR Selected:                                                             12.25%
Terminal Capitalization Rate:                                             12.25%
Value Estimate:                                                      $16,900,000
================================================================================

     Based on the investment parameters selected, the prospective value estimate by the discounted cash flow method is approximately $16,900,000. This value estimate is as of June 1, 1996. The "implied" overall capitalization rate in the first year following stabilization is approximately 12.1 percent. This is at the top of the range indicated by the sales presented and above the top of the range indicated by the Investor Survey. This is best explained by the forecast income stream which has only moderate increases over time.

     The value estimate above is achieved by calculating the reversion (eleventh year's NOI divided by 12.25 percent); reduced by sales costs (assumed to be 2.5 percent); not deducting that year's alterations, commissions and capital expenditures; and adding the result to the tenth year's cash flow before discounting. The NOI in the eleventh year is not grossed up by the lag vacancy before capitalization.

     The following chart summarizes the present value of the cash flows and the reversion with an 12.25 percent discount rate and assuming a sale at the end of each fiscal year between 1997 and 2013. At the end of the assumed holding period (10 years), it shows that the cash flow and reversion portions of the income stream are responsible for a greater share of the value estimate. This is ideal since the property is older and may not be competitive in the market in 10 years and finally that cash flows are more proximate in time.

================================================================================

                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

          PRESENT VALUE REPORT FOR MARKET SQUARE MALL-DECATUR, GEORGIA
                           REVISION: 5/16/96 @ 11:31
                                5/16/96 @ 11:33

    Annual(E) NPV as of 6/ 96. Rates: CF%=12.250% Res%=12.250% Cap%=12.250
 SOLD       RESIDUAL     RESIDUAL    PV %   CASH FLOW PV     %       TOTAL PV
 ----       --------     --------    ----   --------------------       --------


 5/ 97    $17,262,984  $15,379,051  108.9%  -$1,260,129    -8.9%    $14,118,922
 5/ 98    $17,949,950  $14,245,924   99.3%     $103,948     0.7%    $14,349,872
 5/ 99    $20,278,028  $14,337,280   90.5%   $1,504,011     9.5%    $15,841,291
 5/100    $22,322,930  $14,060,668   84.2%   $2,635,375    15.8%    $16,696,042
 5/101    $22,438,052  $12,590,807   75.5%   $4,089,972    24.5%    $16,680,779
 5/102    $22,642,812  $11,319,115   67.7%   $5,409,942    32.3%    $16,729,057
 5/103    $23,220,920  $10,341,302   61.4%   $6,493,762    38.6%    $16,835,064
 5/104    $23,649,210   $9,382,663   55.6%   $7,479,143    44.4%    $16,861,806
 5/105    $23,791,442   $8,408,992   50.2%   $8,357,414    49.8%    $16,766,406
 5/106    $24,585,536   $7,741,347   45.7%   $9,195,370    54.3%    $16,936,716
 5/107    $26,105,082   $7,322,774   42.7%   $9,844,613    57.3%    $17,167,386
 5/108    $26,039,052   $6,507,129   38.0%  $10,601,005    62.0%    $17,108,134
 5/109    $25,966,980   $5,780,952   33.9%  $11,286,879    66.1%    $17,067,830
 5/110    $25,370,470   $5,031,762   29.8%  $11,873,753    70.2%    $16,905,516
 5/111    $24,922,036   $4,403,407   26.3%  $12,346,365    73.7%    $16,749,772
 5/112    $25,281,998   $3,979,517   23.8%  $12,756,510    76.2%    $16,736,027
 5/113    $29,391,250   $4,121,457   24.0%  $13,078,608    76.0%    $17,200,064
================================================================================
 IRR Selected:                                                            12.25%
 Terminal Capitalization Rate:                                            12.25%
 Value Estimate:                                                     $16,900,000
 Cash Flow/Reversion Ratio:                                          54.3%/45.7%
================================================================================

Implied Capitalization Rate

     The first year implied capitalization rate of 12.1 percent seems reasonable based on our knowledge of this property relative to our database of mall sales.

Reconciliation Within Income Approach

Value Indicated by Direct Capitalization:                            $17,000,000
Value Indicated by Discounted Cash Flow Analysis:                    $16,900,000

Analysis and Conclusion

     The value estimates above are mutually supportive. However we placed more emphasis on the Direct Capitalization method because we believe that a typical investor would also.

                Value Indicated by Income Approach: $17,000,000

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    RECONCILIATION AND FINAL VALUE ESTIMATE
================================================================================

     The two approaches indicated the following values:

               Sales Comparison Approach               $16,000,000
               Income Approach                         $17,000,000

     We placed more emphasis on the Direct Capitalization Method in the Income Approach and therefore selected a value estimate of:

                            SEVENTEEN MILLION DOLLARS
                                   $17,000,000

Marketing Time

     Marketing time is an estimate of the time that might be required to sell a real property interest at the appraised value. Marketing time is presumed to start on the effective date of the appraisal. (Marketing time is subsequent to the effective date of the appraisal and exposure time is presumed to precede the effective date of the appraisal.) The estimate of marketing time uses some of the same data analyzed in the process of estimating reasonable exposure time and it is not intended to be a prediction of a date of sale.

     Based on our findings, we estimate a marketing time of 12 months or less.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        ASSUMPTIONS AND LIMITING CONDITIONS
================================================================================

"Appraisal" means the appraisal report and opinion of value stated therein; or the letter opinion of value, to which these Assumptions and Limiting Conditions are annexed.

"Property" means the subject of the Appraisal.

"C&W" means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

"Appraiser(s)" means the employee(s) of C&W who prepared and signed the Appraisal.

This appraisal is made subject to the following assumptions and limiting conditions:

1. By definition a limited appraisal is considered to be less reliable than a complete appraisal in that it does not contain all of the data and analysis nominally found in a complete appraisal.

2. No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

3. The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketches, exhibits and factual matters.

4. The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

5. The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the party to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&W's prior written consent. Reference to the Appraisal Institute or to the MAI designation is prohibited.

6. Except as may be otherwise stated in the letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Assumptions and Limiting Conditions
================================================================================

7. The Appraisal assumes (a) responsible ownership and competent management of the Property; (b) there are no hidden or unapparent conditions of the Property, subsoil or structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them); (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined and considered in the Appraisal; and (d) all required licenses, certificates of occupancy and other governmental consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

8. The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment, plumbing or electrical components.

9. The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser has not reviewed lease documents and assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual rights of parties.

10. The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraiser's best estimates of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate market is constantly fluctuating and changing. It is not the Appraiser's task to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.

11. Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in the construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

12. Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans With Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirements of the ADA may adversely affect the value of the property. C&W recommends that an expert in this field be employed.

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 CERTIFICATION OF APPRAISAL
================================================================================

     We certify that, to the best of our knowledge and belief:

1.   Luten L. Teate, MAI, inspected the property.

2.   The statements of fact contained in this report are true and correct.

3. The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

4. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.

5. Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

6. No one provided significant professional assistance to the persons signing this report.

7. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

8. The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

9. As of the date of this report Luten L. Teate, MAI, has completed the requirements of the continuing education program of the Appraisal Institute.


/s/ Luten L. Teate
------------------------------------
Luten L. Teate, MAI
Certified Real Estate Appraiser
Georgia No. CG001389

================================================================================

                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    ADDENDA
================================================================================

Exhibit A        Recent Leases at Market Square
Exhibit B        Recent Sales Volume at Subject
Exhibit C        Rent Roll
Exhibit D        Expiration Summary
Exhibit E        Lease Brief
Exhibit F        Neighborhood Photographs
Exhibit G        Professional Qualifications of the Appraiser

================================================================================

                                 EXHIBIT A - RECENT LEASES AT MARKET SQUARE
================================================================================



















                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                            Portion of Market Square @ North DeKalb Mall
                                           Lawrenceville Highway @ North Druid Mills Road
                                                       DeKalb County, Georgia

                                                 Recent Lease Analysis for 24 Months

====================================================================================================================================
                                                    Lease Term                                                               Average
                                              ------------------------                                             Annual     Annual
                                       Square     Lease       Lease      Term               Monthly  Annual Rent    Rent       Lease
Suite          Tenant                   Feet  Commencement Termination  (Yrs.)   Months      Rent       Total      Per SF      Rate
====================================================================================================================================
       Previous 0 to 12 Months
       -----------------------
7020   Yummies(Temp.)                     610     Mar-96      Dec-96     0.83     10 @       $600.00     $7,200     $11.80    $11.80

3002   Creative Art (Temp.)             3,125     Feb-96      Feb-97     1.00     12 @       $800.00     $9,600      $3.07     $3.07

3016   Art To Go (Temp.)                3,125     Feb-96      Dec-96     0.92     11 @       $800.00     $9,600      $3.07     $3.07

4050   America's Best Contacts & Ey     4,300     Dec-95      Oct-96     7.92     11 @     $3,583.33    $43,000     $10.00    $12.53

                                                  Nov-96      Oct-00              48 @     $4,300.00    $51,600     $12.00

                                                  Nov-00      Oct-03              36 @     $5,016.67    $60,200     $14.00

3024   Perfect Pretzel                    595     Nov-95      Jul-96     5.75      9 @       $799.78     $9,597     $16.13    $24.03

                                                  Aug-96      Jul-01              60 @     $1,250.00    $15,000     $25.21

3008   Country Peddler (Temp.)          2,875     Oct-95      Sep-96     1.00     12 @       $800.00     $9,600      $3.34     $3.34

4008   Mom & Me (Temp.)                 1,500     Aug-95      Jul-96     1.00     12 @       $800.00     $9,600      $6.40     $6.40

1022   Barnie's Storage                 1,108     Jul-95      Jun-96     1.00     12 @        $41.67       $500      $0.45     $0.45

6004   Network Paging                     458     Jul-95      Jun-97     2.00     24 @     $1,000.00    $12,000     $26.20    $26.20

1022   Chick-Fil-A Storage              1,108     Jun-95      May-96     1.00     12 @        $62.50       $750      $0.68     $0.68

1002   Kaybee Toy Storage               2,200     May-95      Apr-96     1.00     12 @        $41.67       $500      $0.23     $0.23

1021   Things-Storago                      90     May-95      Apr-96     1.00     12 @        $41.67       $500      $5.56     $5.56

1023   Gorin's Storage                     90     May-95      Apr-96     1.00     12 @        $41.67       $500      $5.56     $5.56

MKETSQRR.XLS                          4/22/96                                  1




                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                            Portion of Market Square @ North DeKalb Mall
                                           Lawrenceville Highway @ North Druid Hills Road
                                                       DeKalb County, Georgia

                                                 Recent Lease Analysis for 24 Months
====================================================================================================================================
                                                    Lease Term                                                               Average
                                              ------------------------                                             Annual     Annual
                                       Square     Lease       Lease      Term               Monthly  Annual Rent    Rent       Lease
Suite          Tenant                   Feet  Commencement Termination  (Yrs.)   Months      Rent       Total      Per SF      Rate
====================================================================================================================================
       Previous 13 to 24 Months
       ------------------------
1104   Things Remembered                  160     Mar-95      Feb-98     3.00      36 @    $1,250.00    $15,000     $93.75    $93.75

4012   Brass Shoppe (Temp.)             2,913     Feb-95      Dec-96     1.92      23 @      $800.00     $9,600      $3.30     $3.30

2004   Sav-On-Plants (Temp.)            4,257     Jan-95      Dec-96     2.00      24 @      $800.00     $9,600      $2.26     $2.26

3004   Wicker Shop (Temp.)              2,191     Jan-95      Dec-96     2.00      24 @      $600.00     $9,600      $4.38     $4.38

3014   Romance! (Temp.)                 1,700     Jan-95      Dec-96     2.00      24 @      $800.00     $9,600      $5.65     $5.65

7026   Wendy's                          1,060     Jun-94      May-04     9.92     119 @    $2,916.66    $35,000     $33.02    $33.02

3029   Friedman's Jewelers                985     May-94      Apr-99     5.00      60 @    $3,486,90    $41,843     $42.48    $42.48

====================================================================================================================================
                  Total Area           34,460


MKTSQRR.XLS                          4/22/96                                   2



                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                EXHIBIT B- - RECENT SALES VOLUME AT SUBJECT
================================================================================














                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

====================================================================================================================================
                                              SALES COMPARISON BY MERCHANDISE CATEGORY
                                                          MARKETSQUARE MALL

                                               TOTAL SALES NOT COMPARABLE STORE SALES
                           ----------------------------------------------------------------------------
                           =========================================================================================================
                                                                                                     Median From         1995
                                                1993 - 1994            1994 - 1995  1993 - 1995    Dollars & Cents      Comparable
                           Actual      Actual     Compound     Actual     Percent     Compound   of shopping Centers   Store Sales
                            1993        1994      Increase      1995     Increase     Increase     1995 Edition (1)   at Subject (2)
                           =========================================================================================================
====================================================================================================================================
General Merch./Variety      $108       $109         1.0%        $115        5.4%        3.2%           $140               $115
Specialty                   $190       $246        29.4%        $202      -18.0%        3.0%          $88-382             $232
Restaurants                  $23         $0        -100%          $0                                 $229-250               $0
Food                        $382       $361        -5.6%        $342       -5.1%       -5.4%         $180-547             $332
Women's Clothes             $144       $136        -5.2%        $127       -6.7%       -6.0%         $175-232             $121
Men's/Family Clothing       $216       $217         0.4%        $214       -1.4%       -0.5%         $204-226             $207
Shoes                       $202       $234        16.2%        $232       -1.0%        7.2%         $174-322             $232
Theatre (3)                  $40        $48                       $2                                    $65                 $2
Home Furnishings            $189        $76       -59.9%         $19      -74.6%      -68.1%         $246-407             $166
Electronics/Music           $302       $292        -3.5%        $285       -2.2%       -2.8%         $150-274             $285
Gifts/Books/Etc.            $219       $212        -3.1%        $203       -4.3%       -3.7%         $180-313             $203
Jewelry                     $613       $611        -0.3%        $649        6.2%       -2.9%           $525               $649
Personal Service            $303       $275        -9.4%        $279        1.5%       -4.1%          $93-258             $269
Total Shops (4)             $174       $217        24.8%        $201       -7.4%        7.5%           $163               $207

Anchors (Stein Mart Only)              $112                      N/A                                 $149-162

------------------------------------------------------------------------------------------
1. Based on median sales data for U.S. Regional Malls.
2. Mature stores only
3. The on-site theatre closed in early 1995 to accomodate the prospective AMC theatre.
4. Includes spaces of less than 40,000 s.f. Based on open stores only not total shop GLA.
------------------------------------------------------------------------------------------
====================================================================================================================================


                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      EXHIBIT C - RENT ROLL
================================================================================










                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                            Portion of Market Square @ North DeKalb Mall
                                           Lawrenceville Highway @ North Druid Hills Road
                                                       DeKalb County, Georgia

                                                         Rent Roll Analysis
====================================================================================================================================
                                                    Lease Term                                                               Average
                                              ------------------------                                             Annual     Annual
                                       Square     Lease       Lease      Term               Monthly  Annual Rent    Rent       Lease
Suite          Tenant                   Feet  Commencement Termination  (Yrs.)   Months      Rent       Total      Per SF      Rate
====================================================================================================================================
1002   Kaybee Toy Storage               2,200     May-95      Apr-96     1.00      12 @       $41.67       $500      $0.23     $0.23

1003   Vacant                           2,210                            0.00       0 @        $0.00         $O      $0.00

1004   Vacant                           3,175                            0.00       0 @        $0.00         $O      $0.00

1005   Vacant                           1,782                            0.00       0 @        $0.00         $O      $0.00

1006   Vacant                           4,865                            0.00       0 @        $0.00         $O      $0.00

1010   Woolworth's                     20,394     Oct-86      Jan-97    20.25     124 @    $6,798.33    $81,580      $4.00     $4.49

                                                  Feb-97      Jan-07              119 @    $8,497.50   $101,970      $5.00

1014   Babbages                         1,561     Feb-89      Jan-99     9.92     119 @    $3,416.67    $41,000     $26.27    $26.27

1016   Kaybee Toys                      3,009     Oct-86      Jan-97    10.25     123 @    $4,764.25    $57,171     $19.00    $19.00

1018   Challenges                       3,000     Dec-92      Nov-96     7.17      48 @    $5,750.00    $69,000     $23.00    $23.30

                                                  Dec-96      Jan-OO               38 @    $5,917.50    $71,010     $23.67

1020   Vacant                           1,161                            0.00       0 @        $0.00         $O      $0.00

1021   Things-Storage                      90     May-95      Apr-96     1.00      12 @       $41.67       $500      $5.56     $5.56

1022   Chick-Fil-A Storage              1,108     Jun-95      May-96     1.00      12 @       $62.50       $750      $0.68     $0.68

1022   Barnie's Storage                 1,108     Ju1-95      Jun-96     1.00      12 @       $41.67       $500      $0.45     $0.45

1023   Gorin's Storage                     90     May-95      Apr-96     1.00      12 @       $41.67       $500      $5.56     $5.56

1024   Vacant Storage                      90                            0.00       0 @        $0.00         $0      $0.00

1025   Vacant Storage                      90                            0.00       O @        $O.OO         $0      $0.00



MKTSQRR.XLS                          5/16/96                                   1



                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                            Portion of Market Square @ North DeKalb Mall
                                           Lawrenceville Highway @ North Druid Hills Road
                                                       DeKalb County, Georgia

                                                         Rent Roll Analysis
====================================================================================================================================
                                                    Lease Term                                                               Average
                                              ------------------------                                             Annual     Annual
                                       Square     Lease       Lease      Term               Monthly  Annual Rent    Rent       Lease
Suite          Tenant                   Feet  Commencement Termination  (Yrs.)   Months      Rent       Total      Per SF      Rate
====================================================================================================================================
1100   Freshen's Yogurt Storage            56     Dec-87      Oct-99    11.92     143 @       $70.83       $850     $15.18    $15.18

1101   Sunglass Hut                       225     Feb-91      Feb-96     5.00      60 @    $1,500.00    $18,000     $50.00    $50.00

1102   Santa Fe Craftsman                 225     Jan-94      Dec-96     3.00      36 @    $1,548.00    $18,576     $82.56    $82.56

1103   Freshens Yogurt                    225     Nov-87      Oct-99    11.92     143 @    $1,500.00    $18,000     $80.00    $80.00

1104   Things Remembered                  160     Mar-95      Feb-98     3 00      36 @    $1,250.00    $15,000     $93.75    $93.75

2004   Sav-On-Plants (Temp.)            4,257     Jan-95      Dec-96     2.00      24 @      $800.00     $9,600      $2.26     $2.26

2005   Vacant                             530                            0.00       0 @        $0.00         $0      $0.00

2006   Vacant                           1,692                            0.00       0 @        $0.00         $0      $0.00

2008   Great Expectations               1,200     Nov-79      Oct-00    21.00     252 @      $600.00     $7,200      $6.00     $6.00

2010   World Numismatics Gold Dia       1,431     Oct-86      Oct-96    10.00     120 @    $4,770.00    $57,240     $40.00    $40.00

2012   New Nails                          615     Sep-92      Sep-95     6.08      73 @    $1,076.25    $12,915     $21.00    $21.00

2014   Vacant                           1,125                            0.00       0 @        $0.00         $0      $0.00

2016   Payless (% Rent Only)            2,914     Dec-88      Dec-99    11.08     133 @        $0.00         $0      $0.00     $0.00

2018   Vacant                           2,253                            0 00       0 @        $0.00         $0      $0.00

3002   Creative Art (Temp.)             3,125     Feb-96      Feb-97     1.00      12 @      $800.00     $9,600      $3.07     $3.07

3004   Wicker Shop (Temp.)              2,191     Jan-95      Dec-96     2.00      24 @      $800.00     $9,600      $4.38     $4.38

3006   Paul Harris                      2,975     Mar-87      Mar-97    10.00     120 @    $4,958.33    $59,500     $20.00    $20.00

3008   Country Peddler (Temp.)          2,875     Oct-95      Sep-96     1.00      12 @     $800.00     59,600      $3.34      $3.34



MKTSQRR.XLS                          5/16/96                                   2



                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                            Portion of Market Square @ North DeKalb Mall
                                           Lawrenceville Highway @ North Druid Mills Road
                                                       DeKalb County, Georgia

                                                         Rent Roll Analysis
====================================================================================================================================
                                                    Lease Term                                                               Average
                                              ------------------------                                             Annual     Annual
                                       Square     Lease       Lease      Term               Monthly  Annual Rent    Rent       Lease
Suite          Tenant                   Feet  Commencement Termination  (Yrs.)   Months      Rent       Total      Per SF      Rate
====================================================================================================================================
3010   Bentley's Luggage                2,975     Nov-88      Jan-99    10.17     122 @    $4,333.34    $52,000     $17.48    $17.48

3012   Vacant                           3,100                            0.00       0 @        $0.00         $O      $0.00

3014   Romance! (Temp.)                 1,700     Jan-95      Dec-96     2.00      24 @      $800.00     $9,600      $5.65     $5.65

3016   Art To Go (Temp.)                3,125     Feb-96      Dec-96     0.92      11 @      $800.00     $9,600      $3.07     $3.07

3018   Vacant                           7,500                            0.00       0 @        $0.00         $O      $0.00

3020   Gap, The                         3,997     Oct-87      Feb-98    10.33     124 @    $5,662.42    $67,949     $17.00    $17.00

3022   Limited, The                     4,261     Oct-87      Oct-99    12.00     144 @    $4,438.54    $53,262     $12.50    $12.50

3024   Perfect Pretzel                    595     Nov-95      Jul-96     5.75       9 @      $799.78     $9,597     $16.13    $24.03

                                                  Aug-96      Ju1-01               60 @    $1,250.00    $15,000     $25.21

3025   Claire's Boutique                1,050     Sep-87      Aug-97    10.00     120 @    $2,887.50    $34,650     $33.00    $33.00

3026   General Nutrition Center         1,874     Apr-93      Mar-97     8.00      48 @    $1,249.33    $14,992      $8.00    $10.00

                                                  Apr-97      Mar-01               48 @    $1,874.00    $22,488     $12.00

3028   Finish Line                      2,300     Oct-86      Oct-96    10.00     120 @    $5,175.00    $62,100     $27.00    $27.00

3029   Friedman's Jewelers                985     May-94      Apr-99     5.00      60 @    $3,486,90    $41,843     $42.48    $42.48

3030   Merle Norman                       569     Jul-89      Jun-97     7.92      95 @    $1,333.33    $16,000     $28.12    $28.12

3031   Vacant                           1,158                            0.00       0 @        $0.00         $O      $0.00

3032   Vacant                           2,715                            0.00       0 @        $0.00         $O      $0.00

3033   Carlene Research                 1,000     Feb-94      Jan-02     8.00      96 @    $2,000.00    $24,000     $24.00    $24.00



MKTSQRR.XLS                          5/16/96                                   3



                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                            Portion of Market Square @ North DeKalb Mall
                                           Lawrenceville Highway @ North Druid Mills Road
                                                       DeKalb County, Georgia

                                                         Rent Roll Analysis
====================================================================================================================================
                                                    Lease Term                                                               Average
                                              ------------------------                                             Annual     Annual
                                       Square     Lease       Lease      Term               Monthly  Annual Rent    Rent       Lease
Suite          Tenant                   Feet  Commencement Termination  (Yrs.)   Months      Rent       Total      Per SF      Rate
====================================================================================================================================
3034   Kuppenheimer Men's Clothiers     4,500     Oct-86      Oct-96    10.00     120 @    $5,600.00    $67,200     $14.93    $14.93

3036   Vacant                           5,320                            0.00       0 @        $0.00         $O      $0.00

3037   Vacant                           2,820                            0.00       0 @        $0.00         $O      $0.00

3038   Vacant                           1,606                            0.00       0 @        $0.00         $O      $0.00

3040   First Union                      4,755     Oct-86      Jun-00    13.67     164 @    $2,666.67    $32,000      $6.73     $6.73

4002   Vacant                           4,500                            0.00       0 @        $0.00         $O      $0.00

4004   Marks Hallmark Shop              3,319     Oct-86      Aug-96     9.83     118 @    $6,084.83    $73,018     $22.00    $22.00

4006   Casual Corner                    4,891     Oct-92      Sep-97     5.00      60 @    $3,391.09    $40,693      $8.32     $8.32

4008   Mom & Me (Temp.)                 1,500     Aug-95      Jul-96     1.00      12 @      $800.00     $9,600      $6.40     $6.40

4010   Champs (Vacant)                  4,395     Oct-86      Oct-96    10.00     120 @    $4,166.67    $50,000     $11.38    $11.38

4012   Brass Shoppe (Temp.)             2,913     Feb-95      Dec-96     1.92      23 @      $800.00     $9,600      $3.30     $3.30

4014   Avenue, The                      5,797     Oct-86      Oct-98    12.00     144 @    $7,246.25    $86,955     $15.00    $15.00

4016   Vacant                           2,000                            0.00       0 @        $0.00         $O      $0.00

4018   Stuarts                          6,038     Oct-86      Jan-02    15.25     183 @    $2,012.67    $24,152      $4.00     $4.00

4020   Vacant                           2,377                            0.00       0 @        $0.00         $O      $0.00

4022   Great Amer Choc Chip Cookie        624     Oct-86      Oct-96    10.00     120 @    $2,641.67    $31,700     $50.80    $50.80

4026   Vacant                           2,674                            0.00       0 @        $0.00         $O      $0.00

4028   Lechters                         2,530     Oct-86      Oct-98    12.00     144 @    $3,373.33    $40,480     $16.00    $16.00


MKTSQRR.XLS                          5/16/96                                   4




                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                            Portion of Market Square @ North DeKalb Mall
                                           Lawrenceville Highway @ North Druid Hills Road
                                                       DeKalb County, Georgia

                                                         Rent Roll Analysis
====================================================================================================================================
                                                    Lease Term                                                               Average
                                              ------------------------                                             Annual     Annual
                                       Square     Lease       Lease      Term               Monthly  Annual Rent    Rent       Lease
Suite          Tenant                   Feet  Commencement Termination  (Yrs.)   Months      Rent       Total      Per SF      Rate
====================================================================================================================================
4048   U.S. Postal Service              2,264     Sep-93      Oct-96     3.17      38 @    $1,603.67    S19,244     $8.50      $8.50

4050   America's Best Contacts & Ey     4,300     Dec-95      Oct-96     7.92      11 @    $3,583.33    $43,000    $10.00     $12.53

                                                  Nov-96      Oct-00               48 @    $4,300.00    $51,600    $12.00

                                                  Nov-00      Oct-03               36 @    $5,016.67    $60,200    $14.00

4052   Vacant                             412                            0.00       0 @        $0.00         $0     $0.00

4054   C.F. Regional Office             4,608     Oct-86      Oct-96    10.08     121 @    $3,320.00    $39,840     $8.65      $8.65

5009   Stein Mart                      40,093     Aug-93      Apr-03     9.75     117 @   $25,058.13   $300,698     $7.50      $7.50

6001   Vacant                           2,363                            0.00       0 @        $0.00         $0     $0.00

6002   Everything's a Dollar            3,020     Nov-87      Nov-97    10.08     121 @    $4,530.00    $54,360    $18.00     $18.00

6003   Shoe Repair (% Rent Only)          741     May-92      Apr-97     5.00      60 @        $0.00         $0     $0.00      $0.00

6004   Network Paging                     458     Jul-95      Jun-97     2.00      24 @    $1,000.00    $12,000    $26.20     $26.20

6006   Camelot Musk, Inc.               2,617     Oct-86      Oct-98    12.00     144 @    $5,234.00    $62,808    $24.00     $24.00

6008   Coles The Book People            2,861     Oct-86      Oct-96    10.00     120 @    $5,483.58    $65,803    $23.00     $23.00

6010   ACOG (% Rent Only)                 634     Oct-93      Sep-96     3.00      36 @        $0.00         $0     $0.00      $0.00

6012   A Beauty Store                     897     Dec-92      Nov-99     7.00      84 @    $2,093.00    $25,116    $28.00     $28.00

6014   Foot Locker                      2,577     Oct-86      Oct-96    10.00     120 @    $6,013.00    $72,156    $28.00     $28.00

6015   Wolf Camera & Video              1,550     Aug-87      Jul-97    10.00     120 @    $3,875.00    $46,500    $30.00     $30.00

6016   Radio Shack                      2,322     May-87      May-97    10.00     120 @    $2,902.50    $34,830    $15.00     $15.00


MKTSQRR.XLS                          5/16/96                                   5




                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                            Portion of Market Square @ North DeKalb Mall
                                           Lawrenceville Highwey @ North Druid Hills Road
                                                       DeKalb County, Georgia

                                                         Rent Roll Analysis
====================================================================================================================================
                                                    Lease Term                                                               Average
                                              ------------------------                                             Annual     Annual
                                       Square     Lease       Lease      Term               Monthly  Annual Rent    Rent       Lease
Suite          Tenant                   Feet  Commencement Termination  (Yrs.)   Months      Rent       Total      Per SF      Rate
====================================================================================================================================
6018   Vacant                            1,810                           0.00       0 @        $0.00         $O      $0.00

6019   Hair Cuttery, The                   975    Mar-91      Mar-01    10.00     120 @    $1,625.00    $19,500     $20.00    $20.00

6020   Vacant (Former Cinema)           17,500                           0.00       0 @        $0.00         $O      $0.00

7002   Naturalizer Shoes                   838    Sep-87      Aug-97    10.00     120 @    $2,297.52    $27,570     $32.90    $32.90

7004   Barnie's Coffee & Tea               863    Dec-88      Dec-96     8.08      97 @    $3,354.17    $40,250     $46.64    $46.64

7012   Rack Room Shoes                   4,528    Apr-93      Feb-03     9.92     119 @    $5,660.00    $67,920     $15.00    $15.00

7016   Shirin Jewelers                     912    Oct-86      Jan-97    10.25     123 @    $3,800.00    $45,600     $50.00    $50.00

7018   Vacant                              760                           0.00       0 @        $0.00         $O      $0.00

7020   Yummies (Temp.)                     610    Mar-96      Dec-96     0.83      10 @      $600.00     $7,200     $11.80    $11.80

7022   Mitchell's Formal Wear            1,152    Nov-90      Nov-97     7.08      85 @    $1,875.00    $22,500     $19.53    $19.53

7026   Wendy's                           1,060    Jun-94      May-04     9.92     119 @    $2,916.66    $35,000     $33.02    $33.02

7028   Gorin's Homemade Cafe               562    Aug-93      Aug-96    10.08      37 @    $1,709.89    $20,519     $36.51    $41.87

                                                  Sep-96      Aug-98               24 @    $1,875.21    $22,502     $40.04

                                                  Sep-98      Aug-01               36 @    $2,083.15    $24,998     $44.48

                                                  Sep-01      Aug-03               24 @    $2,249.87    $26,998     $48.04

7030   Pita Palace                         776    Dec-89      Dec-97     8.08      97 @    $1,833.34    $22,000     $28.35    $28.35

7032   Tepanyaki Japanese Fast Food        803    Dec-91      Dec-01    10.08     121 @    $1,666.67    $20,000     $24.91    $24.91

7034   Luca Pizza                          940    Oct-86      Oct-98    12.00     144 @    $2,083.33    $25,000     $26.60    $26.60


MKTSQRR.XLS                          5/16/96                                   6



                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------



                                            Portion of Market Square @ North DeKalb Mall
                                           Lawrenceville Highway @ North Druid Mills Road
                                                       DeKalb County, Georgia

                                                         Rent Roll Analysis
====================================================================================================================================
                                                    Lease Term                                                               Average
                                              ------------------------                                             Annual     Annual
                                       Square     Lease       Lease      Term               Monthly  Annual Rent    Rent       Lease
Suite          Tenant                   Feet  Commencement Termination  (Yrs.)   Months      Rent       Total      Per SF      Rate
====================================================================================================================================
7036   Chinese Combo King                 866     Oct-86      Oct-96    10.00     120 @    $3,333.33    $40,000     $46.19    $46.19

7038   Vacant                             562                            0.00       0 @        $0.00         $0      $0.00

7040   Chick-Fil-A                      1,174     Nov-93      Jan-05    11.25     135 @    $4,934.71    $59,217     $50.44    $50.44

9003   Vacant (Former Phar Mor)        75,000                            0.00       0 @        $0.00         $0      $0.00
====================================================================================================================================
                 Occupied Area        205,728
                 Vacant Area          153,150
                                      -------
                 Total Area           358,878



MKTSQRR.XLS                          5/16/96                                   7




                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                            Portion of Market Square ~ North DeKalb Mall
                                           Lawrenceville Highway ~ North Druid Hills Road
                                                       DeKalb County, Georgia

                                                     Rent Roll Analysis Summary

====================================================================================================================================
                                   Total             Percent
====================================================================================================================================
Total Area
Gross Leasable Area              358,878 SF           100.00%                Number of Tenants                                  74

Occupied                         205,728 SF            57.33%                Average Tenant Size                             2,780
                                 -------               -----

Vacant                           153,150 SF            42.67%                Average Minimum Rental Rate                    $12.74

                                                                               (Weighted)

Anchor Space

Gross Leasable Area              115,093 SF           100.00%                Number of Tenants                                   1

Occupied                          40,093 SF            34.84%                Average Tenant Size                            40,093
                                  ------               -----

Vacant                            75,000 SF            65.16%                Average Minimum Rental Rate                     $7.50

                                                                                (Weighted)
Small Shop Area

Gross Leasable Area              243,785 SF           100.00%                Number of Tenants                                  73

Occupied                         165,635 SF            67.94%                Average Tenant Size                             2,269
                                 -------               -----

Vacant                            78,150 SF            32.06%                Average Minimum Rental Rate                    $14.00

                                                                                (Weighted)
====================================================================================================================================


MKTSQRR.XLS                          5/16/96                                   1




                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                              EXHIBIT D - EXPIRATION REPORT
================================================================================








                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                       MARKET SQUARE MALL-DECATUR, GEORGIA
                            PROJECT DESIGNATOR: MKS2
                            REVISION: 5/16/96 @ 11:43
                                EXPIRATION REPORT
                         YEARS 1996 TO 2004, ALL TENANTS
                     INCLUDING OPTIONS, INCLUDING RENEWALS,
                    EXCLUDING BASE LEASES AND PRIOR OPTIONS,
                      BASE RENTS EXCLUDING CPI ADJUSTMENTS,
                           EXCLUDING PERCENTAGE RENTS
                                 5/22/96 @ 15:16

                                    TERM/ BASE                         TOTAL      MARKET
      TENANT           SQUARE FT     END DATE    RENT/SF   RECV/SF    RENT/SF    RENT/SF
--------------------   ---------    ----------   -------   -------    -------    -------
# 1-SUITE 1002                        INITIAL
Kaybee Toy Storage         2,200       4/1996       0.23      0.00       0.23       0.50

# 12-SUITE 1022                       INITIAL
Chick-Fil-A Storag         1,108       5/1996       0.67      0.00       0.67       0.50
                         -------                   -----     -----      -----      -----
2 FY 96 EXPIRATIONS        3,308                    0.38      0.00       0.38       0.50


# 59-SUITE 4008                       INITIAL
Mom & Me (Temp.)           1,500       7/1996       6.40      0.64       7.04       6.00

# 57-SUITE 4004                       INITIAL
Harks Hallmark Sho         3,319       8/1996      22.00      7.15      29.15      15.00

# 14-SUITE 1023                       INITIAL
Gorin's Storage               90       8/1996       5.60      0.00       5.60       5.50

# 34-SUITE 3008                       INITIAL
COUNTRY (MOVE OUT)         2,875       9/1996       3.34      0.33       3.67       3.50

# 45-SUITE 3028                       INITIAL
Finish Line                2,300      10/1996      27.00      7.53      34.53      15.00

# 66-SUITE 4022                       INITIAL
Great Amer Choc Ch           624      10/1996      50.81      7.13      57.94      25.00

# 69-SUITE 4048                       INITIAL
U.S. Postal Servic         2,264      10/1996       8.50      5.76      14.26      10.00

# 72-SUITE 4054                       INITIAL
C.F. Regional Offi         4,608      10/1996       8.65      0.00       8.65      10.00

# 79-SUITE 6008                       INITIAL
Coles The Book Peo         2,861      10/1996      23.00      7.15      30.15      15.00

# 82-SUITE 6014                       INITIAL
Foot Locker                2,577      10/1996      28.00      7.34      35.34      15.00

#100-SUITE 7036                       INITIAL
Chinese Combo King           866      10/1996      46.18     20.44      66.62      40.00

# 87-SUITE 6020                       INITIAL
VACANT CINEPLEX           17,000      11/1996       0.00      0.00       0.00       0.00

#103-SUITE 9003                       INITIAL
VACANT PHAR-MOR           75,000      11/1996       0.00      0.00       0.00       0.00

# 38-SUITE 3016                       INITIAL
Art To Go (Temp.)          3,125      12/1996       3.07      0.31       3.38       3.50

# 19-SUITE 1102                       INITIAL
Santa Fe Craftsman           225      12/1996      82.56      7.95      90.51      90.00





                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    TERM/ BASE                         TOTAL      MARKET
      TENANT           SQUARE FT     END DATE    RENT/SF   RECV/SF    RENT/SF    RENT/SF
--------------------   ---------    ----------   -------   -------    -------    -------
# 22-SUITE 2004                       INITIAL
Sav-On-Plants (Tem         4,257      12/1996       2.26      0.23       2.48       3.50

# 13-SUITE 1022                       INITIAL
Barnie's Storage           1,108      12/1996       0.45      0.00       0.45       0.50

# 32-SUITE 3004                       INITIAL
Wicker Shop (Temp.         2,191      12/1996       4.38      0.44       4.82       3.50

# 18-SUITE 1101                       INITIAL
Sunglass Hut                 225      12/1996      80.00      7.95      87.95      90.00

# 93-SUITE 7020                       INITIAL
Yummies (Temp.)              610      12/1996      11.80      1.18      12.98       6.00

# 61-SUITE 4012                       INITIAL
Brass Shoppe (Temp         2,913      12/1996       3.30      0.33       3.63       3.50

# 37-SUITE 3014                       INITIAL
Romance! (Temp.)           1,700      12/1996       5.65      0.56       6.21       6.00

# 91-SUITE 7016                       INITIAL
Shirin Jewelers              912       1/1997      50.00      7.07      57.07      45.00

# 8-SUITE 1016                        INITIAL
Kaybee Toys                3,009       1/1997      19.00      7.59      26.59      15.00

# 31-SUITE 3002                       INITIAL
CREATIVE (TEMP.)           3,125       2/1997       3.07      0.31       3.38       3.50

# 33-SUITE 3006                       INITIAL
Paul Harris                2,975       3/1997      20.00      7.93      27.93      15.00

# 84-SUITE 6016                       INITIAL
Radio Shack                2,322       5/1997      15.00      7.82      22.82      15.00
                         -------                   -----     -----      -----      -----
27 FY 97 EXPIRATIONS     144,581                    5.00      1.37       6.37       4.01
                         -------                   -----     -----      -----      -----
29 CUMULATIVE EXPS       147,889                    4.89      1.34       6.24       3.93


# 47-SUITE 3030                       INITIAL
Merle Norman                 569       6/1997      28 11      7.04      35.16      25.00

# 77-SUITE 6004                       INITIAL
Network Paging               458       6/1997      26.20      7.05      33.25      25.00

# 83-SUITE 6015                       INITIAL
Wolf Camera & Vide         1,550       7/1997      30.00      7.06      37.06      20.00

# 88-SUITE 7002                       INITIAL
Naturalizer Shoes            838       8/1997      32.91      8.39      41.30      22.00

# 43-SUITE 3025                       INITIAL
Claire's Boutique          1,050       8/1997      33.01      8.39      41.39      22.00

# 58-SUITE 4006                       INITIAL
Casual Corner              4,891       9/1997       8.32      6.97      15.29      10.00

# 75-SUITE 6002                       INITIAL
Everything's a Dot         3,020      11/1997      18.00      7.59      25.59      15.00





                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                          PAGE 3

                                    TERM/ BASE                         TOTAL      MARKET
      TENANT           SQUARE FT     END DATE    RENT/SF   RECV/SF    RENT/SF    RENT/SF
--------------------   ---------    ----------   -------   -------    -------    -------
# 94-SUITE 7022                       INITIAL
Mitchell's Formal          1,152      11/1997      19.53      6.13      25.66      22.00

# 97-SUITE 7030                       INITIAL
Pita Palace                  776      12/1997      28.35     19.36      47.71      40.00

# 40-SUITE 3020                       INITIAL
Gap, The                   3,997       2/1998      17.00      7.41      24.41      10.00

# 11-SUITE 1021                       INITIAL
Things-Storage                90       2/1998       5.60      0.00       5.60       5.50

# 21-SUITE 1104                       INITIAL
Things Remembered            160       2/1998      93.75      8.02     101.78      90.00

# 1-SUITE 1002                      RENEWAL 1
Kaybee Toy Storage         2,200       4/1998       0.50      0.00       0.50       0.50

# 12-SUITE 1022                     RENEWAL 1
Chick-Fil-A Storag         1,108       5/1998       0.67      0.00       0.67       0.50
                         -------                   -----     -----      -----      -----
14 FY 98 EXPIRATIONS      21,859                   16.54      6.59      23.13      13.97
                         -------                   -----     -----      -----      -----
43 CUMULATIVE EXPS       169,748                    6.39      2.02       8.41       5.22

# 59-SUITE 4008                     RENEWAL 1
Mom & Me (Temp.)           1,500       7/1998       6.40      0.64       7.04       6.00

# 14-SUITE 1023                     RENEWAL 1
Gorin's Storage               90       8/1998       5.60      0.00       5.60       5.50

# 34-SUITE 3008                     RENEWAL 1
COUNTRY (MOVE OUT)         2.875       9/1998       3.50      0.35       3.85       3.50

# 27-SUITE 2012                       INITIAL
New Nails                    615       9/1998      21.00      7.32      28.31      25.00

# 78-SUITE 6006                       INITIAL
Camelot Music, Inc         2,617      10/1998      24.00      8.13      32.13      15.00

# 99-SUITE 7034                       INITIAL
Luca Pizza                   940      10/1998      26.59     23.21      49.80      40.00

# 68-SUITE 4028                       INITIAL
Lechters                   2,530      10/1998      16.00      8.07      24.07      15.00

# 62-SUITE 4014                       INITIAL
Avenue, The                5,797      10/1998      15.00      7.31      22.31      10.00

# 13-SUITE 1022                     RENEWAL 1
Barnie's Storage           1,108      12/1998       0.50      0.00       0.50       0.51

# 93-SUITE 7020                     RENEWAL 1
Yummies (Temp.)              610      12/1998      11.80      1.18      12.98       6.12

# 37-SUITE 3014                     RENEWAL 1
Romance' (Temp.)           1,700      12/1998       6.00      0.60       6.60       6.12

# 22-SUITE 2004                     RENEWAL 1
Sav-On-Plants (Tem         4,257      12/1998       3.50      0.35       3.85       3.57






                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    TERM/ BASE                         TOTAL      MARKET
      TENANT           SQUARE FT     END DATE    RENT/SF   RECV/SF    RENT/SF    RENT/SF
--------------------   ---------    ----------   -------   -------    -------    -------
# 38-SUITE 3016                     RENEWAL 1
Art To Go (Temp.)          3,125      12/1998       3.50      0.35       3.85       3.57

# 32-SUITE 3004                     RENEWAL 1
Wicker Shop (Temp.         2,191      12/1998       4.38      0.44       4.82       3.57

# 61-SUlTE 4012                     RENEWAL 1
Brass Shoppe (Temp         2,913      12/1998       3.50      0.35       3.85       3.57

# 35-SUITE 3010                       INITIAL
Bentley's Luggage          2,975       1/1999      17.48     8.99       26.46      15.30

# 7-SUITE 1014                        INITIAL
Babbages                   1,561       1/1999      26.27     7.58       33.85      20.40

# 31-SUITE 3002                     RENEWAL 1
CREATIVE (TEMP.)           3,125       2/1999       3.50      0.35       3.85       3.57

# 46-SUITE 3029                       INITIAL
Friedman's Jeweler           985       4/1999      42.48     8.33       50.81      45.90
                         -------                   -----     -----      -----      -----
19 FY 99 EXPIRATIONS      41,514                   11.02     4.01       15.04       9.65
                         -------                   -----     -----      -----      -----

62 CUMULATIVE EXPS       211,262                    7.30      2.41       9.71       6.09

# 20-SUITE 1103                       INITIAL
Freshens Yogurt              225      10/1999      80.00     7.57       87.57      91.80

# 41-SUITE 3022                       INITIAL
Limited, The               4,261      10/1999      12.50     8.07       20.57      10.20

# 17-SUITE 1100                       INITIAL
FRESHENS STORAGE              56      10/1999      15.21     9.21       24.43       5.61

# 81-SUITE 6012                       INITIAL
A Beauty Store               897      11/1999      28.00     7.57       35.57      22.44

# 9-SUITE 1018                        INITIAL
Challenges                 3,000       1/2000      23.67     8.53       32.20      15.61

# 11-SUITE 1021                     RENEWAL 1
Things-Storage                90       2/2000       5.60      0.00       5.60       5.72

# 1-SUITE 1002                      RENEWAL 2
Kaybee Toy Storage         2,200       4/2000       0.50      0.00       0.50       0.52

# 12-SUITE 1022                     RENEWAL 2
Chick-Fil-A Storag         1,108       5/2000       0.67      0.00       0.67       0.52
                         -------                   -----     -----      -----      -----
8 FY100 EXPIRATIONS       11,837                   14.41     5.83       20.24      11.29
                         -------                   -----     -----      -----      -----
70 CUMULATIVE EXPS       223,099                    7.68      2.59      10.27       6.37


# 55-SUITE 3040                       INITIAL
First Union                4,755       6/2000       6.73      3.79      10.52      10.40

# 59-SUITE 4008                     RENEWAL 2
Mom & Me (Temp.)           1,500       7/2000      12.71     1.27       13.98       6.24





                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    TERM/ BASE                         TOTAL      MARKET
      TENANT           SQUARE FT     END DATE    RENT/SF   RECV/SF    RENT/SF    RENT/SF
--------------------   ---------    ----------   -------   -------    -------    -------
# 14-SUITE 1023                     RENEWAL 2
Gorin's Storage               90       8/2000       5.60      0.00       5.60       5.72

# 34-SUITE 3008                     RENEWAL 2
Country (MOVE OUT)         2,875       9/2000       3.50      0.35       3.85       3.64

# 25-SUITE 2008                       INITIAL
Great Expectations         1,200      10/2000       6.00      7.73      13.73      22.89

# 32-SUITE 3004                     RENEWAL 2
Wicker Shop (Temp.         2,191      12/2000      11.67      1.17      12.83       3.71

# 93-SUITE 7020                     RENEWAL 2
Yummies (Temp.)              610      12/2000      11.80      1.18      12.98       6.37

# 38-SUlTE 3016                     RENEWAL 2
Art To Go (Temp.)          3,125      12/2000       3.57      0.36       3.93       3.71

# 13-SUlTE 1022                     RENEWAL 2
Barnie's Storage           1,108      12/2000       0.51      0.00       0.51       0.53

# 61-SUITE 4012                     RENEWAL 2
Brass Shoppe (Temp         2,913      12/2000       3.57      0.36       3.93       3.71

# 37-SUITE 3014                     RENEWAL 2
Romance! (Temp.)           1,700      12/2000       6.12      0.61       6.73       6.37

# 22-SUITE 2004                     RENEWAL 2
Sav-On-Plants (Tem         4,257      12/2000       3.57      0.36       3.93       3.71

# 31-SUITE 3002                     RENEWAL 2
CREATIVE (TEMP.)           3,125       2/2001       3.57      0.36       3.93       3.71

# 44-SUITE 3026                       INITIAL
General Nutrition          1,874       3/2001      12.00      9.23      21.23      21.22

# 86-SUITE 6019                       INITIAL
Hair Cuttery, The            975       3/2001      20.00      8.95      28.95      23.35
                         -------                   -----     -----      -----      -----
15 FY101 EXPIRATIONS      32,298                    6.27      2.02       8.29       7.22
                         -------                   -----     -----      -----      -----
85 CUMULATIVE EXPS       255,397                    7.50      2.52      10.02       6.48


# 42-SUITE 3024                       INITIAL
Perfect Pretzel              595       7/2001      25.21      8.19      33.40      26.53

# 17-SUITE 1100                     RENEWAL 1
FRESHENS STORAGE              56      10/2001      15.21      0.00      15.21       5.84

# 98-SUITE 7032                       INITIAL
Tepanyaki Japanese           803      12/2001      24.91     25.51      50.42      43.30

# 50-SUITE 3033                       INITIAL
Carlene Research           1,000       1/2002      24.00      8.47      32.47      23.81

# 11-SUITE 1021                     RENEWAL 2
Things-Storage                90       2/2002       5.73      0.00       5.73       5.95

# 1-SUITE 1002                      RENEWAL 3
Kaybee Toy Storage         2,200       4/2002       0.52      0.00       0.52       0.54





                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    TERM/ BASE                         TOTAL      MARKET
      TENANT           SQUARE FT     END DATE    RENT/SF   RECV/SF    RENT/SF    RENT/SF
--------------------   ---------    ----------   -------   -------    -------    -------
# 12-SUITE 1022                     RENEWAL 3
Chick-Fil-A Storag         1,108       5/2002       0.67      0.00       0.67       0.54
                         -------                   -----     -----      -----      -----
7 FY102 EXPIRATIONS        5,852                   10.64      5.78      16.42      13.16
                         -------                   -----     -----      -----      -----
92 CUMULATIVE EXPS       261,249                    7.57      2.59      10.17       6.63


# 59-SUITE 4008                     RENEWAL 3
Mom ~ Me (Temp.)           1,500       7/2002      13.23      1.32      14.55       6.49

# 14-SUITE 1023                     RENEWAL 3
Gorin's Storage               90       8/2002       5.73      0.00       5.73       5.95

# 34-SUITE 3008                     RENEWAL 3
COUNTRY (MOVE OUT)         2,875       9/2002       3.64      0.36       4.00       3.79

# 22-SUITE 2004                     RENEWAL 3
Sav-on-Plants (Tem         4,257      12/2002       3.72      0.37       4.09       3.86

# 93-SUITE 7020                     RENEWAL 3
Yummies (Temp.)              610      12/2002      11.80      1.18      12.98       6.62

# 32-SUITE 3004                     RENEWAL 3
Wicker Shop (Temp.         2,191      12/2002      12.14      1.21      13.35       3.86

# 38-SUITE 3016                     RENEWAL 3
Art To Go (Temp.)          3,125      12/2002       3.71      0.37       4.09       3.86

# 37-sUITE 3014                     RENEWAL 3
Romance! (Temp.)           1,700      12/2002       6.37      0.64       7.01       6.62

# 61-SUITE 4012                     RENEWAL 3
Brass Shoppe (Temp         2,913      12/2002       3.72      0.37       4.09       3.86

# 13-SUITE 1022                     RENEWAL 3
Barnie's Storage           1,108      12/2002       0.53      0.00       0.53       0.55

# 64-SUITE 4018                       INITIAL
Stuarts                    6,038      12/2002       4.00      1.36       5.36      11.04

# 90-SUITE 7012                       INITIAL
Rack Room Shoes            4,528       2/2003      15.00      9.56      24.56      11.04

# 31-SUITE 3002                     RENEWAL 3
CREATIVE (TEMP.)           3,125       2/2003       3.71      0.37       4.09       3.86
                         -------                   -----     -----      -----      -----
13 FY103 EXPIRATIONS      34,060                    6.40      1.88       8.28       6.28
                         -------                   -----     -----      -----      -----
105 CUMULATIVE EXPS      295,309                    7.44      2.51       9.95       6.59


# 96-SUITE 7028                       INITIAL
Gorin's Homemade C           562       8/2003      48.04     34.95      83.00      44.16

# 57-SUITE 4004                     RENEWAL 1
Harks Hallmark Sho         3,319       8/2003      22.00      9.09      31.09      16.56

# 79-SUITE 6008                     RENEWAL 1
Coles The Book Peo         2,861      10/2003      23.00      9.09      32.10      16.56





                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    TERM/ BASE                         TOTAL      MARKET
      TENANT           SQUARE FT     END DATE    RENT/SF   RECV/SF    RENT/SF    RENT/SF
--------------------   ---------    ----------   -------   -------    -------    -------
# 17-SUITE 1100                     RENEWAL 2
FRESHENS STORAGE              56      10/2003      15.21      0.00      15.21       6.07

# 45-SUITE 3028                     RENEWAL 1
Finish Line                2,300      10/2003      27.00      9.09      36.09      16.56

# 69-SUlTE 4048                     RENEWAL 1
U.S. Postal Servic         2,264      10/2003      10.00      9.09      19.09      11.04

# 82-SUITE 6014                     RENEWAL 1
Foot Locker                2,577      10/2003      28.00      9.09      37.09      16.56

# 70-SUITE 4050                       INITIAL
America's Best Con         4,300      10/2003      14.00      4.74      18.74      11.04

# 66-SUITE 4022                     RENEWAL 1
Great Amer Choc Ch           624      10/2003      50.81      9.10      59.90      27.60

# 72-SUITE 4054                     RENEWAL 1
C.F. Regional Offi         4,608      10/2003      10.00      9.09      19.09      11.04

# 18-SUITE 1101                     RENEWAL 1
Sunglass Hut                 225      12/2003      90.03      9.07      99.09     101.35

# 19-SUITE 1102                     RENEWAL 1
Santa Fe Craftsman           225      12/2003      90.03      9.07      99.09     101.35

# 91-SUITE 7016                     RENEWAL 1
Shirin Jewelers              912       1/2004      50.00      9.45      59.45      50.68

# 8-SUITE 1016                      RENEWAL 1
Kaybee Toys                3,009       1/2004      19.00      9.45      28.45      16.89

# 11-SUITE 1021                     RENEWAL 3
Things-Storage                90       2/2004       6.00      0.00       6.00       6.19

# 33-SUITE 3006                     RENEWAL 1
Paul Harris                2,975       3/2004      20.00      9.45      29.45      16.89

# 1-SUITE 1002                      RENEWAL 4
Kaybee Toy Storage         2,200       4/2004       0.54      0.00       0.54       0.56

# 12-SUITE 1022                     RENEWAL 4
Chick-Fil-A Storag         1,108       5/2004       0.67      0.00       0.67       0.56

# 84-SUITE 6016                     RENEWAL 1
Radio Shack                2,322       5/2004      15.00      9.45      24.45      16.89

# 95-SUITE 7026                       INITIAL
Wendy's                    1,060       5/2004      33.02     26.30      59.32      39.42
                         -------                   -----     -----      -----      -----
20 FY104 EXPIRATIONS      37,597                   19.59      8.72      28.31      16.63
                         -------                   -----     -----      -----      -----
125 CUMULATIVE EXPS      332,906                    8.81      3.21      12.02       7.72




                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     EXHIBIT E -LEASE BRIEF
================================================================================











                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                LEASE BRIEF
================================================================================

Lessee                    American Multi-Cinema, Inc.

Term:                     20 Years starting in late 1996

Premises:                 62.500 SF. in 16 auditoriums with a total of
                          3,000 seats

Fixed Rent:               $799,500/year ($12.21/SF), however, rent abatement is
                          $1,000,000 from fixed rent and other charges.

Percentage Rent           10% of sales between $7,000,000 and $9,460,000
                          0% of sales between $9,460,000 and $13,068,750
                          8% of sales over $13,068,750

Options:                  Two 5-year periods at the same terms and conditions

Recovery Provisions:      Tenant will pay its pro rata share of taxes and
                          insurance, but no CAM reimbursement. Pro rata share is based on the greater of center GLA (excludes anchor owned GLA) or 300,000 SF.

Miscellaneous:            Construction allowance = $1,850,000
                          Landlord is responsible for roof and structural repairs.





                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                       EXHIBIT F - NEIGHBORHOOD PHOTOGRAPHS
================================================================================








                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     NEIGHBORHOOD PHOTOGRAPHS
================================================================================


                                     [PHOTO]

                                [GRAPHIC OMITTED]

               Strip Center on One of the Access Roads to the Mall
                           From North Druid Hills Road




                                     [PHOTO]

                                [GRAPHIC OMITTED]



                 Free Standing Retail on North Druid Hills Road
                           Near Lawrenceville Highway





                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Neighborhood Photographs
===============================================================================








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                     North Druid Hills Road - View Northwest








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                     Lawrenceville Highway - vIEW nORTHEASE
                  From Intersection with North Druid Hills Road










                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Neighborhood Photographs
=============================================================================







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                     Lawrenceville Highway - View Southwest
                 Toward Intersection with North Druid Hills Road






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                       Shamrock Plaza Neighborhood Center
                   North Druid Hills Road Across From Subject





                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     Neighborhood Photographs
===============================================================================



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           Cub Foods Anchor in North DeKalb Square Neighborhood Center
                   Lawrenceville Highway Northeast of Subject




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                    Shop Space in North DeKalb Square Center





                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

              EXHIBIT G - PROFESSIONAL QUALIFICATIONS OF APPRAISER
===============================================================================





                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        QUALIFICATIONS OF LUTEN L. TEATE, MAI
===============================================================================

Real Estate Background:

     Senior Appraiser with Cushman 8 Wakefield of Georgia, Inc., since April, 1981.

     Three years previous experience as associate appraiser with Couch & Associates (firm acquired by Cushman & Wakefield in April, 1981).

     Previously, four years experience as real estate title examiner for several local law firms.

Membership and Professional Activities:

     Member, Appraisal Institute (MAI)
     Licensed Real Estate Salesman (Georgia)
     Certified Real Estate Appraiser, Georgia No. CG001389
     Stated Certified General Real Estate Appraiser, Tennessee No. CG-1080 Member of Cushman & Wakefield's Regional Mall Valuation Committee

Clients for Recent Assignments Include:

     Deutsche Bank Realty Advisors
     First National Bank of Boston
     First National Bank of Chicago
     Mitsubishi Motor Sales
     The RREEF Funds
     Allied Systems
     Textron Financial Corporation
     American Real Estate Group
     Swiss Bank
     First Union Bank
     Fogelman Properties
     Citicorp Real Estate, Inc.
     Wachovia Bank
     Metric Realty Services
     MB Caradon/Healey & Baker Real Estate

Scope of Services:

     Most recently engaged in consultation and valuation service involving both improved and unimproved properties predominantly in the southeastern United States. Also market and feasibility studies. Primary recent experience has been in valuation of Class A, COD, office towers and regional shopping malls around the United States.

Education:

     Emory University- B.A. (Economics)
     Georgia State University - various post graduate real estate courses. Appraisal Institute - Litigation Valuation Course, Case Studies in Valuation, Standards of Professional Practice, Valuation Analysis, Courses 101 and 201.






                                                                      CUSHMAN &
                                                                   WAKEFIELD (R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------